DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES  TWO WORLD TRADE CENTER, NEW
                                                 YORK, NEW YORK
                                                 10048
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997

DEAR SHAREHOLDER:

This annual report to shareholders of the various portfolios that comprise Dean Witter Select Dimensions Investment Series covers the fiscal year ended December 31, 1997. The thirteen investment portfolios described below are offered to participants in Dean Witter Select Dimensions Plan, a program of tax-deferred variable annuities issued by Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company.

MARKET OVERVIEW

THE UNITED STATES
Nineteen ninety-seven truly proved to be a tale of two markets worldwide. In the United States, the first half of the year was characterized by a strong equity market versus fixed-income securities, while the second half saw bonds powerfully outperform all other asset classes. Global markets were characterized by robust growth during the first six months of the year, only to be rocked by a currency crisis in Southeast Asia during the latter portion of the year.

Overall, the stock market was very generous to investors in 1997. However, in August the Dow Jones industrials appeared to have peaked, at 8340. Bellwether multinational corporations such as Coca-Cola began to guide earnings estimates downward for the first time in many years, on the basis of slower growth and the currency impact of the turmoil in Asia. The NASDAQ Composite and Mid-Cap indexes peaked in early October, while the Standard & Poor's 500 Composite Stock Price Index (S&P 500) topped out in early December as uncertainty grew regarding earnings outlooks. Despite a flat to down fourth quarter for the various indexes, the stock market increased by more than 20 percent for three years in a row for the first time ever. As the year-end approached, historically defensive sectors such as consumer goods and utilities outperformed the overall market while cyclical stocks lagged.

Over the past year the U.S. economy exhibited healthy growth, with declining inflation and strong employment growth. In this environment
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DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

the Federal Reserve Board periodically expressed concern that inflationary pressures could be on the rise. However, inflation remains in check. Accordingly, the Federal Reserve Board interest rates have been left unchanged since March.

As the summer came to a close the situation in Asia induced an investor "flight to quality." As a result, demand for U.S. Treasury securities and the U.S. dollar increased. With many of the Southeast Asian economies in turmoil, 1998 may see the United States inherit the deflationary (declining price) aspect of those markets. This would be likely to benefit the disinflationary (slowing in the rate of price increases) trend here.

Real interest rates (market interest rates less inflation) in the United States remain above historical norms. A realization of this situation by investors, combined with the probability of a surplus in the U.S. budget (leading to a reduction in the issuance of U.S. Treasury securities in 1998), could cause interest rates to continue to decline in the months to come.

EUROPE
Despite sharp falls in October following the currency crisis in Asia, the European markets generally made a steady recovery during November and December. Overall, 1997 was characterized by significant improvement in the economic environment across Europe. In the United Kingdom low interest rates combined with low inflation resulted in strong economic growth and falling unemployment. Following the general election in May, the Bank of England tightened monetary policy on concerns over the possibility of higher inflation, but with little effect on domestic consumer demand. However, the strength of the British pound relative to the German mark and other European currencies had a negative impact on British exporters.

Continental Europe experienced a year of economic convergence, partly engineered in preparation for monetary union in 1999. In Germany the deutsche mark's weakness relative to the U.S. dollar resulted in strong export performance, which offset relatively subdued domestic consumer demand. In Italy and Spain, falling short-term interest rates stimulated domestic consumption and investment demand. Inflation, long-term interest rates and budget deficit levels are now broadly similar across the Continent. Further convergence of short-term interest rates is likely during the first half of 1998 and expectations are high that the unified currency will go ahead as planned in 1999.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

ASIA (EXCEPT JAPAN)
Nineteen ninety-seven was a uniquely difficult year for the markets of the Pacific Basin. The only markets that were notably weak during the first half were Japan, Korea and Thailand, all of which were addressing specific economic difficulties. Performance during the first half of the year provided little hint of the severe weakness that would overcome the region in the second half.

The economic problems of Thailand proved to be the catalyst for the currency crisis that has plagued the region since July. By then, the uncertain state of Thailand's economy had been cause for concern for some time. The rigid pegging of the Thai baht to the U.S. dollar had resulted in significant overinvestment in the Thai economy, particularly in real estate. This overinvestment was funded by access to cheap U.S.-dollar loans, at interest rates well below those prevailing locally, without any apparent currency risk. Thailand had also run a current-account deficit of about 8 percent of gross domestic product (GDP) in 1996, which made the country's dependence on foreign capital even more marked.

Although it did not come as a surprise when Thai authorities devalued the currency on July 2, it was not initially anticipated that the Thai crisis would trigger similar developments in the other countries of Southeast Asia, particularly Indonesia, Malaysia, the Philippines and Singapore. The first three of these countries have current-account deficits, although theirs are considerably smaller than that of Thailand relative to their GDP. They had also seen signs of excessive investment again, particularly in real estate. The Philippines quickly followed Thailand in devaluation, and Malaysia and Indonesia continued the trend in August. Even Singapore, which enjoys one of the world's largest current-account surpluses, has seen its currency come under pressure because of its role as the financial center of Southeast Asia.

For much of 1997 northeastern Asian markets stood apart from their southeastern counterparts and produced considerably better performance. Hong Kong, the largest market in the Pacific Basin outside Japan, performed well through August, despite the death of Chinese leader Deng Xiaopeng in February and the handover of Hong Kong to China in July. In August, Hong Kong appeared to have successfully defended its U.S.-dollar-pegged currency rate against speculative attack. However, pressure reemerged much more severely in October, following a move by Taiwan to permit a small further depreciation in its currency. The result was a sharp upward movement in Hong Kong interest rates, which severely affected the stock market there, given its significant exposure to bank and real-estate-related stocks.
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DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

JAPAN
The Japanese market peaked in June. Supportive factors included very strong first-quarter GDP growth, strong corporate profits and a realization that U.S. interest rates were on hold. As anticipated, fiscal tightening -- including an increased consumption tax of an additional 2 percent, the withdrawal of income tax rebates and the growth of medical costs -- produced a weak second quarter.

In the third quarter evidence emerged that the economic slowdown was worsening. In fact, this was the weakest quarter the Japanese economy had seen in nearly 23 years. This recognition further depressed the market and made it vulnerable to the crisis developing elsewhere in Asia. The dramatic fall of the Hong Kong market in October was the final cause that pushed the Nikkei down. Reports that currency devaluations and market falls throughout Southeast Asia were spreading to the Northeast added to the overall concern, because Korean and Taiwanese companies are viewed as more direct competitors to Japan.

These factors provided hedge funds with reasons to short Japan, which pushed the market to a two-year low and to levels approaching the postcrash bottoms of 1992 and 1995. Subsequently, suggestions that public money would be used to support Japan's financial system and reports that the "convoy system" -- whereby the stronger institutions are expected to carry the weaker -- had been abandoned resulted in a dramatic rebound of some 10 percent. However, later news that Yamaichi, the fourth-largest brokerage house in Japan, was to be declared insolvent reversed much of this move and again raised questions about the stability of the financial sector. The government and the Bank of Japan moved rapidly to reassure depositors in the wake of this development.

LATIN AMERICA
The Latin American equity markets began 1997 on a strong note as robust corporate earnings growth and attractive valuations prompted strong capital inflows. The region's markets continued to rally during the second quarter as macroeconomic and political fundamentals maintained their pace of improvement, while corporate earnings were generally in line with expectations.

During the second half of the year, however, many Latin American markets, particularly Brazil and Argentina, suffered under the broad emerging market volatility. Generally healthy economies and continued privatization programs nevertheless provided investors with a higher degree of confidence that these markets would not be fundamentally disturbed by the situation in Asia.
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DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

AGGRESSIVE GROWTH

DEVELOPING GROWTH PORTFOLIO

The Developing Growth Portfolio produced a total return of 13.77 percent for the twelve-month period ended December 31, 1997. This compares to a return of 18.95 percent for the Lipper Variable Annuity
Small-Cap Underlying Funds Average,
33.35 percent for the broad-based S&P
500 Index and 22.36 percent for the
Russell 2000 Index. The accompanying
chart illustrates the growth of a
$10,000 investment in the Portfolio
from its inception on November 9, 1994,
through the fiscal year ended December
31, 1997, versus a similar hypothetical
investment in the issues that comprise
the Lipper Average, S&P 500 Index and
Russell 2000 Index.

After underperforming during the early
part of 1997, small-cap stocks started
to show signs of life in May on news of
a proposed reduction in the capital
gains tax rate and word that the
Federal Reserve Board would not raise
interest rates. This upward momentum
continued during the third quarter of
1997, with the small-cap indexes
reaching record highs in August.

The small-cap rally came to an abrupt
halt in October, however, as events in
Asia cast a pall on much of the
technology sector. Semiconductor
manufacturers were hit particularly
hard as companies within this industry
see 30 to 40 percent of their sales
coming from Asian markets. Small caps
were further hit as a flight to safety
and the sector's lack of liquidity pushed down many stock prices.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       Growth of $10,000
       ($ in Thousands)
                                                              Russell
                                    Fund      S&P 500(3)      2000(4)      Lipper(5)
November 9, 1994                     $10,000      $10,000         $10,000    $10,000
December 31, 1994                    $10,158       $9,916         $10,269    $10,213
December 31, 1995                    $15,365      $13,639         $13,190    $13,155
December 31, 1996                    $17,355      $16,769         $15,366    $15,780
December 31, 1997                 $19,745(2)      $22,362         $18,802    $18,770
Average Annual Total Returns
(Fund)
                                     Life of
1 Year                                  Fund
13.77%(1)                          24.17%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1997 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Russell 2000 Index is a capitalization weighted index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5) The Lipper Variable Annuity Small-Cap Underlying Funds Average tracks the performance of funds that by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase, as reported by Lipper Analytical Services.

During the year, the Portfolio's sector weightings have remained fairly consistent with the exception of technology, which has been reduced to 21 percent of assets. The Portfolio maintains a fairly sizable
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DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

exposure to the health care and energy sectors. At year-end, the Portfolio maintained a fairly large cash position of 15 percent. Among the Portfolio's largest holdings were Information Management Resources, Inc., Mail-Well, Inc., Allied Waste Industries, Inc., Lason, Inc. and Halter Marine Group, Inc.

EMERGING MARKETS PORTFOLIO

The Emerging Markets Portfolio produced a total return of 1.27 percent for the twelve-month period ended December 31, 1997, compared to a return of -4.62 percent for the Lipper Variable Annuity
Emerging Markets Underlying Funds
Average (Lipper Average) and -14.74
percent for the International Finance
Corporation's Investable Emerging
Markets Total Return Index (IFCI
Index), which measures the performance
of the world's emerging markets. The
accompanying chart illustrates the
performance of a $10,000 investment in
the Portfolio from its inception on
November 9, 1994, through December 31,
1997, versus a similar investment in
the issues that comprise the Lipper
Average and the IFCI Index. TCW Funds
Management, Inc. (TCW) is the
Portfolio's sub-adviser.

As an asset class, emerging market
equities posted declines in 1997 as a
result of the currency crisis in Asia
and its potential spillover effect into
other regions. The Portfolio's
outperforming of the IFCI Index is
primarily attributable to a
significantly underweighted position in
the Asian equity markets, while being
overweighted in Latin America and
emerging Europe. Despite continuing
uncertainty in Southeast Asia, the
fundamentals in Latin America and
emerging Europe remain largely
positive.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       Growth of $10,000
       ($ in Thousands)
                                    Fund      IFCI IX(3)  Lipper(4)
November-09-1994                     $10,000     $10,000    $10,000
December-31-1994                     $10,057      $8,740     $9,301
December-31-1995                     $10,000      $8,004     $8,775
December-31-1996                     $11,768      $8,754    $10,429
December-31-1997                  $11,918(2)      $7,464     $9,947
Average Annual Total Returns
(Fund)
                                     Life of
1 Year                                  Fund
1.27%(1)                            5.74%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1997 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charge.
(3) The International Finance Corporation Investable Emerging Markets Total Returns Index (IFCI) is designed to measure more precisely the returns foreign portfolio investors might receive from investing in baskets of stocks that were legally and practically available to them in the emerging markets of Latin America, East Asia, South Asia, Europe, the Mideast and Africa. The Index does not include any expenses, fees, or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Emerging Market Underlying Funds Average tracks the performance of funds which seek long-term capital appreciation by investing at least 65% of their equity portfolio in emerging market shares, as reported by Lipper Analytical Services.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

As of December 31, 1997, approximately 53 percent of the Portfolio's assets were invested in Latin American equities, 14.8 percent in Europe, 12.9 percent in Asia and 4.1 percent in Africa and the Middle East. The Portfolio's largest country holdings were Mexico (18.5 percent), Brazil (14.8 percent), Argentina (6.9 percent), India (5.6 percent) and Turkey (5.0 percent).

During the fiscal year, the Emerging Markets Portfolio made several significant changes to its portfolio. In Latin America the Portfolio reduced its exposure to the Brazilian market, where the Asian crisis had put into question the sustainability of financing Brazil's current-account balance. The Portfolio's Peruvian holdings are also being reduced, due to concerns that positive economic news is being discounted by investors and that certain political factors and weather concerns could negatively affect future growth. In Asia the Portfolio eliminated its holdings in the Korean, Malaysian and Thai equity markets but continues to maintain underweighted positions in Taiwan, Hong Kong, China and the Philippines. In emerging Europe the Portfolio eliminated its exposure to the Czech equity market in 1997, as investors remained concerned about the lack of transparency in the capital markets there and the collapse of the ruling center-right coalition government. However, the Portfolio's managers believe the outlook for the Czech market could improve if the government can proceed with certain key reform measures (i.e., bank privatization and financial market regulation).

Despite significant weakness in the emerging equity markets during the fourth quarter, TCW remains optimistic about the medium-term prospects for stronger economic growth and the creation of earnings momentum. Although the potential for further turmoil in the Asian equity markets and a deflationary slowdown in the industrialized economies exists, economic growth in Latin America is being driven by demographics, productivity gains and private sector inflows. The fundamentals in emerging Europe also remain relatively solid, since interest rates and inflation should continue their downward trend. In Asia most governments are now beginning to acknowledge the need for economic reform and seem prepared to begin tackling the difficult issues, such as much-needed banking and financial reforms. Nevertheless, TCW remains apprehensive given the region's poor track record of concrete policy responses thus far. As a result, we have temporarily raised the Portfolio's cash position, given the continued short-term currency risk in Asia. However, TCW will continue to monitor events closely and will add to the Portfolio's positions on indications of a shift toward orthodox policy approaches. This approach, together with an improvement in the region's current-account balances, should allow the currencies to stabilize, at which point TCW will reconsider entering the Asian markets.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

GROWTH

AMERICAN VALUE PORTFOLIO

The American Value Portfolio produced a total return of 31.93 percent for the twelve-month period ended December 31, 1997. This compares to a return of 25.36 for the Lipper Variable Annuity Growth
Underlying Funds Average and 33.35
percent for the S&P 500 Index. The
accompanying chart illustrates the
growth of a $10,000 investment in the
Portfolio from its inception on
November 9, 1994, through December 31,
1997, versus a similar investment in
the issues that comprise the S&P 500
Index and the Lipper Average.

The fiscal year ended December 31,
1997, proved to be a very eventful one
for the financial markets. Through the
first half of the year, the market's
leadership was exclusively blue chip,
with only index funds and
blue-chip-type equity funds
outperforming. Through that period the
Portfolio was up only 11 percent, but
by midsummer a major development
unfolded to which the world markets are
still adjusting. The dollar broke out
of its 6- and 10-year trading ranges.
Initially we felt that this merely
suggested that a domestic rotation was
called for out of industries with
substantial foreign exposure and into
domestically oriented ones.

As a result of these trends, we began
to reduce the Portfolio's weightings in groups such as technology, aerospace, agriculture, energy service and global consumer stocks while increasing its exposure to such domestic industries as retailing and finance. We also increased the Portfolio's weighting in mid-capitalization stocks to 40 percent of assets, given this sector's minimal exposure to foreign currencies and economies, the passage last summer of the new capital gains tax rate that more heavily favors mid caps and the relative earnings outperformance that we foresaw for mid caps in a still robust domestic economy.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       Growth of $10,000
       ($ in Thousands)
                                    Fund      S&P 500(3)   Lipper(4)
November-09-1994                     $10,000      $10,000    $10,000
December-31-1994                     $10,069       $9,916    $10,113
December-31-1995                     $13,991      $13,639    $13,391
December-31-1996                     $15,803      $16,769    $16,125
December-31-1997                  $20,848(2)      $22,362    $20,214
Average Annual Total Returns
(Fund)
                                     Life of
1 Year                                  Fund
31.93%(1)                          26.33%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1997 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Growth Underlying Funds Average tracks the performance of funds which normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices, as reported by Lipper Analytical Services.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

By September it became clear that the dollar's breakout carried greater repercussions than we had initially expected. Many of the emerging markets countries, which had pegged their currencies to the U.S. dollar, suddenly found that their exports had now become uncompetitive. In response to these developments, currency devaluations began to spread from the Asian countries to Korea, Brazil, Russia and Hong Kong. In an attempt to stabilize their own currencies, these markets increased local interest rates, which put pressure on their banking and real estate sectors as well as their overall economies.

Based on these trends, we now expect the U.S. economy to slow to a 2.25 percent rate of growth, with earnings in the 5 percent range. Historically when S&P earnings growth has slipped below 10 percent, market leadership has typically shifted from economically sensitive issues to steady growth ones. Thus, we have tilted the Portfolio in this direction by increasing its consumer staples weighting to 15 percent of assets and emphasizing industries and companies with little or no South American or Asian exposure. Holdings within this sector include Safeway, Inc. (food chains), Rite Aid Corp. (drugstores) and Nabisco Holdings Corp. (food companies). In the consumer/business services area (12 percent) we continue to favor radio, cable and newspaper stocks such as Clear Channel Communications, Inc., CBS Corp., Comcast Corp. and Gannett Co., Inc.

The Portfolio remains overweighted in the health care and the interest-rate-sensitive sectors. Within health care, the Portfolio favors drug companies and biotechnology and medical device companies that have patent protection and pricing power. Holdings include Lilly (Eli) & Co., Pfizer, Inc., Centocor Inc. and Guidant Corp. Within the interest-sensitive sector the Portfolio focuses on regional banks, brokers, government agencies and utilities. A sample of holdings includes Summit Bancorp, Norwest Corp., Travelers Group, Inc., Fannie Mae and Bell Atlantic Corp.

Within its more cyclical holdings the Portfolio retains a 10 percent weighting in technology, emphasizing software and services, which are more stable than other areas of technology during economic slowdowns. Holdings here include Computer Associates International, Inc. and BMC Software, Inc. The Portfolio also maintains an 8 percent weighting in retailing, which we believe will be bolstered by low unemployment, real wage growth and lower sourcing costs. The Portfolio's positions include Wal-mart Stores, Inc., Dayton-Hudson Corp. and Barnes & Noble, Inc.

Finally, the Portfolio has also established a 6 percent position in long-term U.S. Treasuries and a 2 percent position in 30-year zero-coupon bonds. These holdings should benefit investors as interest rates decline.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

CORE EQUITY PORTFOLIO

The Core Equity Portfolio produced a total return of 23.07 percent for the twelve-month period ended December 31, 1997, compared to a return of 33.35 percent for the S&P 500 Index and 25.36 percent for the Lipper Variable Annuity
Growth Underlying Funds Average. The
accompanying chart illustrates the
growth of a $10,000 investment in the
Portfolio from its inception on
November 9, 1994, through December 31,
1997, versus a similar investment in
the issues that comprise the S&P 500
Index and the Lipper Average.

During the fiscal year, several changes
were made to the Portfolio as concerns
grew that domestic corporate profit
growth would slow in 1998. Our emphasis
has been to reduce Asian exposure and
to benefit from lower interest rates.
Although the Portfolio has increased
its focus on domestic earning power, it
has not sacrificed potential earnings
growth. At year-end the Portfolio's
managers continued to believe that
health care, financial services,
information and communications
technology, airlines and aerospace
together with entertainment,
outsourcing and business services
represented areas in which the
long-term revenue growth prospects were
excellent.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       Growth of $10,000
       ($ in Thousands)
                                    Fund      S&P 500(3)   Lipper(4)
November-09-1994                     $10,000      $10,000    $10,000
December-31-1994                     $10,067       $9,916    $10,113
December-31-1995                     $11,405      $13,639    $13,391
December-31-1996                     $14,091      $16,769    $16,125
December-31-1997                  $17,343(2)      $22,362    $20,214
Average Annual Total Returns
(Fund)
                                     Life of
1 Year                                  Fund
23.07%(1)                          19.15%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1997 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charge.
(3) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Growth Underlying Funds Average tracks the performance of funds which normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices, as reported by Lipper Analytical Services.

Among the Portfolio's largest holdings at year-end were Intel Corp., Cisco Systems, Inc., Time Warner, Inc., Microsoft Corp., Home Depot, Inc., Procter & Gamble Co., Delta Airlines, Inc., Wells Fargo & Co., CBS Corp. and Lilly (Eli) & Co.

On November 6, 1997, the Board of Trustees of the Dean Witter Select Dimensions Investment Series unanimously recommended that a new sub-advisory agreement between InterCapital and

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

Morgan Stanley Asset Management Inc. in respect to the Core Equity Portfolio be submitted to shareholders of the Core Equity Portfolio for approval at a special meeting scheduled for February 26, 1998.

GLOBAL EQUITY PORTFOLIO

The Global Equity Portfolio produced a total return of 8.66 percent for the twelve-month period ended December 31, 1997, compared to a return of 14.17 percent for the Morgan Stanley Capital
International (MSCI) World Index and
13.24 percent for the Lipper Variable
Annuity Global Underlying Funds
Average. The accompanying chart
illustrates the growth of a $10,000
investment from its inception on
November 9, 1994, through the fiscal
year ended December 31, 1997, versus a
similar hypothetical investment in the
issues that comprise the MSCI World
Index and the Lipper Average.

As noted, the United States continued
to be one of the top performers in
1997, with the S&P 500 Index advancing
33.35 percent. Markets in Asia declined
sharply, however, on the back of weak
currencies and economic turmoil.
Indonesia, the hardest hit market, was
down 74.5 percent, while Thailand and
Korea were down 74.3 percent and 67.3
percent, respectively. Hong Kong, whose
currency has not fluctuated in value,
declined 25.8 percent and the Japanese
market disappointed investors again,
falling 24.2 percent. As the Japanese
economy slowed after the reversal of an
income tax rebate and a hike in the
consumption tax, its financial system
appeared more fragile, and national politicians lost credibility in dealing with the economic slump. In Europe, the equity markets mirrored the U.S. market's rally, with the dual catalysts of weak domestic currencies and positive sentiment toward European monetary union. Especially strong performance was seen in Portugal (up 43.9 percent), Switzerland (up 43.2 percent) and Italy (up 33.6 percent). Core European markets also performed well, with Germany and the Netherlands up 23.3 percent and 21.6 percent, respectively.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       Growth of $10,000
       ($ in Thousands)
                                    Fund      MSCI World IX(3)  Lipper(4)
November-09-1994                     $10,000           $10,000    $10,000
December-31-1994                      $9,970            $9,840     $9,969
December-31-1995                     $11,342           $11,681    $11,580
December-31-1996                     $12,639           $13,050    $13,659
December-31-1997                  $13,733(2)           $14,899    $15,467
Average Annual Total Returns
(Fund)
                                     Life of
1 Year                                  Fund
8.66%(1)                           10.62%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1997 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Morgan Stanley Capital International World Index (MSCI) measures performance for a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The Index does not reflect the deduction of any expenses, fees or charges or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Global Underlying Funds Average tracks the performance of funds which invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well, as reported by Lipper Analytical Services.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

In response to the continuing market decline in Japan and the economic crisis in Asia, the Portfolio has reduced its exposure to those markets. The Portfolio's asset allocation targets for the beginning of 1998 are: Europe (38 percent), United States (35 percent), Japan (6 percent), emerging Asia (6 percent), Latin America (6 percent) and the remainder in cash. During 1997 the Portfolio's performance was negatively affected by its larger positions in Japan and Asia.

Among the Portfolio's largest holdings at year-end were Glaxo Wellcome PLC, Shell Transport & Trading Co. PLC, Bed Bath & Beyond, Inc., Diebold, Inc. and Gateway 2000, Inc.

MID-CAP GROWTH PORTFOLIO

The Mid-Cap Growth Portfolio began operations on January 21, 1997. From inception through December 31, 1997, the Portfolio produced a total return of
15.84 percent. This compares to a return of 27.47 percent for the S&P Midcap
Index and 14.62 percent for the Lipper
Variable Annuity Mid-Cap Growth
Underlying Funds Average. The
accompanying chart illustrates the
growth of a $10,000 investment in the
Portfolio from inception through
December 31, 1997, versus a similar
investment in the issues that comprise
the S&P Midcap Index and the Lipper
Average.

On December 31, 1997, approximately 80
percent of the Portfolio was allocated
to common stocks, with the remaining 20
percent in short-term investments.

Early in the fiscal year the Portfolio
was positioned in favor of more
economically sensitive industries
(e.g., technology, media, financial
services). Then the character of the
market leadership started to change
toward small capitalization and
economically sensitive companies. This
shift was brought on by three trends
manifesting in May and June. The first
was a capital gains tax cut that caused
the markets to favor
capital-appreciation stocks over
dividend-paying issues. The second was
a strengthening of the

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     Growth of $10,000
      ($ in Thousands)
                                 Fund     S&P Midcap(3)   Lipper(4)
January 21, 1997                 $10,000         $10,000    $10,000
January 31, 1997                 $10,010         $10,000    $10,000
February 28, 1997                 $9,748          $9,918     $9,605
March 31, 1997                    $9,400          $9,495     $9,063
April 30, 1997                    $9,399          $9,742     $9,230
May 31, 1997                     $10,073         $10,593    $10,100
June 30, 1997                    $10,361         $10,895    $10,452
July 31, 1997                    $11,098         $11,969    $11,309
August 31, 1997                  $11,126         $11,955    $11,228
September 30, 1997               $11,739         $12,642    $11,955
October 31, 1997                 $11,094         $12,092    $11,365
November 30, 1997                $11,076         $12,271    $11,353
December 31, 1997             $11,584(2)         $12,747    $11,462
Cumulative Total Returns
(Fund)
Life of Fund
15.84%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1997 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The S&P Midcap Index is a market-value weighted index, the performance of which is based on the average performance of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Mid-Cap Growth Underlying Funds Average tracks the performance of funds which by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase, as reported by Lipper Analytical Services.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

dollar and economic turbulence in Asia. During such times, small and mid-tier stocks that are domestically oriented tend to perform better. The last trend was that the earnings of mid-cap stocks accelerated faster than those of larger-cap stocks, causing the group as a whole to outperform others.

Throughout September, the market leadership continued to be centered on mid-capitalization stocks as money that would normally flow into more speculative foreign markets began being directed toward more speculative U.S. stocks. However, this robust trend was abruptly halted when market turbulence in Asia reverberated around the world.

During October and November it was the industries with the greatest foreign exposure and economic sensitivity that experienced the most severe corrections. In this environment the market leadership narrowed and only large defensive stocks performed well. Over this period the Portfolio reduced its overweighted position in technology and instead became overweighted in the interest-sensitive and health care groups.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

GROWTH AND INCOME

BALANCED PORTFOLIO

The Balanced Portfolio achieved a total return of 17.87 percent for the twelve-month period ended December 31, 1997. This compares to a return of 18.95 percent for the Lipper Variable Annuity
Balanced Underlying Funds Average,
33.35 percent for the S&P 500 Index and
9.65 percent for the Lehman Brothers
Aggregate Bond Index. Unlike the
all-equity S&P 500 Index, the Portfolio
is invested primarily in a combination
of large-capitalization equities, U.S.
government and mortgage-backed
securities and corporate bonds. The
accompanying chart illustrates the
growth of a $10,000 investment in the
Portfolio from its inception on
November 9, 1994, through December 31,
1997, versus a similar investment in
the issues that comprise the S&P 500
Index, the Lehman Brothers Aggregate
Bond Index and the Lipper Average.

At year-end approximately 64.3 percent
of the Portfolio's net assets were
invested in equities, with the
remaining 32.9 percent in fixed-income
securities. The Portfolio's equity
component was well diversified across
industry sectors including transport
and aerospace, electronics
(semiconductors and equipment),
communications equipment and computer
software, computer services and air
transport and the automotive sectors.
The Portfolio's largest equity holdings
were Intel Corp., Cisco Systems, Inc.,
Time Warner, Inc., Microsoft Corp.,
Home Depot, Inc., and Proctor & Gamble
Co.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       Growth of $10,000
       ($ in Thousands)
                                    Fund      S&P 500(3)   Lehman(4)   Lipper(5)
November-09-1994                     $10,000      $10,000     $10,000    $10,000
December-31-1994                     $10,060       $9,916     $10,069    $10,081
December-31-1995                     $12,359      $13,639     $11,929    $12,476
December-31-1996                     $14,033      $16,769     $12,362    $14,053
December-31-1997                  $16,542(2)      $22,362     $13,556    $16,716
Average Annual Total Returns
(Fund)
                                     Life of
1 Year                                  Fund
17.87%(1)                          17.37%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1997 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lehman Brothers Aggregate Bond Index tracks the performance of all U.S. Government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities and asset-backed securities. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5) The Lipper Variable Annuity Balanced Underlying Funds Average tracks the performance of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%, as reported by Lipper Analytical Services.

During the fourth quarter the Portfolio's duration was lengthened to its current position of 110 percent of its benchmark index. The Portfolio also maintained an overweighting in Aaa/AAA-rated asset-backed securities. Although these securities underperformed as the spreads of all non-Treasury issues widened early in the quarter, they continue to offer excellent value.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

On November 6, 1997, the Board of Trustees of Dean Witter Select Dimensions Investment Series unanimously recommended that a proposal to change the Balanced Portfolio's investment objective from high total return through a combination of income and capital appreciation to capital growth with reasonable current income be submitted to shareholders of the Balanced Portfolio for approval at a special meeting scheduled to be held on February 26, 1998.

DIVIDEND GROWTH PORTFOLIO

For the twelve-month period ended December 31, 1997, the Dividend Growth Portfolio posted a total return of 26.12 percent. This compares to a return of
33.35 percent for the S&P 500 Index and
27.21 percent for the Lipper Variable
Annuity Growth and Income Underlying
Funds Average. The accompanying chart
illustrates the growth of a $10,000
investment in the Portfolio from its
inception on November 9, 1994, through
December 31, 1997, versus a similar
hypothetical investment in the issues
that comprise the Index and the Lipper
Average.

The Portfolio's underperformance of the
broad market was in large part due to
exceptional strength in
small-capitalization stocks at various
times during the year, in particular
technology, which afford little or no
current yield.

Since its inception the Portfolio has
maintained a fully invested posture,
with 98.7 percent of net assets
committed to common stocks at year-end.
On December 31, 1997, the Portfolio
owned 37 equity issues spread among 29
industry groups. Six new stock
positions (PPG Industries, Inc.,
American Home Products Corp., Lincoln
National Corp., Whirlpool Corp., Tricon
Global Restaurants, Inc. and Unicom Corp.) were initiated during the fiscal year, while the Portfolio's positions in Pacific Gas & Electric Co., El Paso Natural Gas Co. and Newport News Shipbuilding, Inc. were liquidated.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       Growth of $10,000
       ($ in Thousands)
                                    Fund      S&P 500(3)   Lipper(4)
November 9, 1994                     $10,000      $10,000    $10,000
December 31, 1994                     $9,995       $9,916    $10,117
December 31, 1995                    $14,005      $13,639    $13,344
December 31, 1996                    $17,435      $16,769    $16,131
December 31, 1997                 $21,990(2)      $22,362    $20,520
Average Annual Total Returns
(Fund)
                                     Life of
1 Year                                  Fund
26.12%(1)                          28.49%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1997 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based Index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Growth and Income Underlying Funds Average tracks the performance of funds which combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends, as reported by Lipper Analytical Services.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

UTILITIES PORTFOLIO

The Utilities Portfolio produced a total return of 26.45 percent for the twelve-month period ended December 31, 1997, compared to a return of 33.35 percent for the broad-based S&P 500 Index and
26.13 percent for the Lipper Variable
Annuity Utilities Underlying Funds
Average. The accompanying chart
illustrates the growth of a $10,000
investment in the Portfolio from its
inception on November 9, 1994, through
December 31, 1997, versus a similar
hypothetical investment in the issues
that comprise the S&P 500 Index and the
Lipper Average.

During 1997, the utilities industry
benefited from a blend of improving
fundamentals, a favorable interest-rate
environment and the continuation of
industrywide merger and acquisition
activity and speculation. During the
second half of the year, persistent
stock market volatility from the Asian
currency crisis prompted investors to
seek the relative safety and defensive
characteristics that utilities offer.

In this context, electric utilities
were a chief beneficiary of the
cautious investment environment, with
much of the impetus being a flight to
quality and safety. Additionally, electric utilities continued to witness fair and balanced deregulation initiatives by many state utility commissions, which tempered the market's concerns and strengthened shareholder confidence. Electric utility merger and acquisition activity, such as the recent American Electric Power/Central & Southwest proposal, was consistently evident throughout the year as many companies strove to enhance their earnings outlook and expand their product offerings in preparation for the new competitive environment.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       Growth of $10,000
       ($ in Thousands)
                                    Fund      S&P 500(3)   Lipper(4)
November 9, 1994                     $10,000      $10,000    $10,000
December 31, 1994                    $10,065       $9,916    $10,014
December 31, 1995                    $12,888      $13,639    $12,759
December 31, 1996                    $13,981      $16,769    $14,133
December 31, 1997                 $17,679(2)      $22,362    $17,826
Average Annual Total Returns
(Fund)
                                     Life of
1 Year                                  Fund
26.45%(1)                          19.88%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1997 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Utility Underlying Funds Average tracks the performance of funds which invest 65% of their equity portfolio in utility shares, as reported by Lipper Analytical Services.

The telecommunications sector also performed well in 1997, since the sector benefited from numerous mergers and acquisitions (e.g., Bell Atlantic and Nynex) as well as from strong earnings growth fueled by an expanding economy and high-growth applications including wireless, data and

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

selective international investments. Further reflecting the sector's strong performance was a turnaround in the share price of AT&T Corp., whose new management and objectives appealed to investors.

While mild weather patterns toward the end of 1997 adversely affected natural gas prices, gas pipeline companies (e.g., Questar Corp.) exhibited strong overall performance benefiting from strong growth in core earnings and anticipation of a future acceleration in nonregulated earnings.

On December 31, 1997, 88 percent of the Portfolio's net assets were allocated to utility and utility-related equities. Within this component, 42 percent was allocated to electric utilities, 37 percent to telecommunications and 21 percent to natural gas. The Portfolio's fixed-income holdings accounted for 4 percent of net assets, with 8 percent held in cash and cash equivalents. Further enhancing overall Portfolio diversification were selective foreign securities, which accounted for 10 percent of net assets and focused on the growth area of global telecommunications.

Looking forward, we believe that the long-term outlook for the energy and telecommunications sectors is positive, as these sectors continue to benefit from globalization, privatization and strong product demand.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

VALUE-ADDED MARKET SERIES PORTFOLIO

For the twelve-month period ended December 31, 1997, the Value-Added Market Portfolio produced a total return of 26.12 percent, compared to a return of
33.35 percent for the S&P 500 Index and
27.21 percent for the Lipper Variable
Annuity Growth and Income Underlying
Funds Average. The accompanying chart
illustrates the growth of a $10,000
investment in the Portfolio from its
inception on November 9, 1994, through
December 31, 1997, versus a similar
hypothetical investment in the issues
that comprise the S&P 500 Index and the
Lipper Average.

Although the Portfolio registered
strong returns during this period, it
lagged behind the
capitalization-weighted S&P 500
because, while the Portfolio invests in
substantially all the stocks of the S&P
500, it equally weights all the
positions. The effect is to have the
Portfolio emphasize smaller- to
medium-cap companies that have
historically outperformed larger caps
over long time periods. However, during
the twelve-month period under review,
large-cap stocks as well as stocks in
the financial services sector--two
areas in which the Portfolio is
underweighted--were market leaders.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       Growth of $10,000
       ($ in Thousands)
                                    Fund      S&P 500(3)   Lipper(4)
November 9, 1994                     $10,000      $10,000    $10,000
December 31, 1994                     $9,924       $9,916    $10,117
December 31, 1995                    $12,617      $13,639    $13,344
December 31, 1996                    $14,861      $16,769    $16,131
December 31, 1997                 $18,743(2)      $22,362    $20,520
Average Annual Total Returns
(Fund)
                                     Life of
1 Year                                  Fund
26.12%(1)                          22.13%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1997 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Growth and Income Underlying Funds Average tracks the performance of funds which combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends, as reported by Lipper Analytical Services.

Large-capitalization stocks have been the market leaders for the last three years overshadowing the solid returns provided by small- and mid-cap stocks. The Asian currency crisis may lead investors in emerging markets to evaluate the attractiveness of the neglected domestic small- and mid-cap sectors. Such a scenario would bode well for the equally weighted strategy employed by the Portfolio.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

INCOME

DIVERSIFIED INCOME PORTFOLIO

The Diversified Income Portfolio produced a total return of 8.32 percent for the twelve-month period ended December 31, 1997, compared to a return of 7.86 percent for the Lehman Brothers
Government/Corporate Intermediate Bond
Index and 9.53 percent for the Lipper
Variable Annuity General Bond
Underlying Funds Average. The
accompanying chart illustrates the
growth of a $10,000 investment in the
Portfolio from its inception on
November 9, 1994, through the fiscal
year ended December 31, 1997, versus a
similar hypothetical investment in the
issues that comprise the Lehman Index
and the Lipper Average.

At year-end, the Portfolio was divided
equally among high-quality shorter-term
global securities (principally U.S. and
foreign government securities),
intermediate-term U.S. government and
agency mortgage-backed securities and
lower-rated, higher-yielding corporate
bonds.

GLOBAL SHORT-TERM SECURITIES COMPONENT.
Against a background of uncertainty in
the global bond markets, the average
maturity of the Portfolio's global bond
component was maintained at about one
and one-half years, minimizing this
component's exposure to fluctuations in
the interest-rate markets. More importantly, the currency risks of the European positions were effectively hedged, safeguarding these investments from the impact of the rising U.S. dollar. The global bond component decreased its investments in Australia and New Zealand, since the yields in these markets were deemed no longer attractive. The resulting proceeds from these transactions were shifted to the U.S. market. In August, as the dollar began to move lower, most of the component's currency hedges were removed, allowing the Portfolio to participate in the values of its foreign currency holdings.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       Growth of $10,000
       ($ in Thousands)
                                    Fund      Lehman(3)   Lipper(4)
November 9, 1994                     $10,000     $10,000    $10,000
December 31, 1994                    $10,076     $10,035    $10,016
December 31, 1995                    $10,777     $11,574    $11,812
December 31, 1996                    $11,806     $12,043    $12,699
December 31, 1997                 $12,788(2)     $12,990    $13,609
Average Annual Total Returns
(Fund)
                                     Life of
1 Year                                  Fund
8.32%(1)                            8.14%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1997 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Lehman Brothers Government/Corporate Intermediate Bond Index tracks the performance of government and corporate bonds, including U.S. Government agency and U.S. Treasury securities and corporate and yankee bonds with maturities of 1 to 10 years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity General Bond Underlying Funds Average tracks the performance of funds that do not have any quality or maturity restrictions and intend to keep the bulk of assets in corporate and government debt issues, as reported by Lipper Analytical Services.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

Going forward, we anticipate a continuation of the global bond component's strategy of global diversification while favoring markets that exhibit improving inflation outlooks and fiscal discipline. In addition, we will continue to place an emphasis on securities and markets that offer compelling values and low relative risk.

INTERMEDIATE-TERM U.S. GOVERNMENT SECURITIES COMPONENT. As of December 31, 1997, this component of the Portfolio was invested primarily in mortgage-backed securities issued by the Federal National Mortgage Association (FNMAs), the Government National Mortgage Association (GNMAs) and the Federal Home Loan Mortgage Corporation (FHLMCs). U.S. agency and Treasury securities accounted for 24 percent and 9 percent of the Portfolio, respectively.

We believe that mortgage-backed securities continue to provide significant long-term value and, in the current investment environment, offer not only an incremental yield incentive over U.S. Treasury securities of similar maturity but also the potential for total return.

LONG-TERM HIGH-YIELD SECURITIES COMPONENT. As the economy has continued to expand over the past few years, the Portfolio's high-yield component has tended to concentrate on B-rated issues. In a growing economy one can generally find undervalued upgrade candidates in this sector of the market that provide attractive yields as well as appreciation potential. We continue to feel that many of these issues are very attractive long-term investments. However, given the lower market yields available today and the potential for added market volatility down the road, we have taken some defensive steps with the high-yield component. These include increasing its allocation to the higher-quality end of the market (BB-rated issues or higher). We feel that these holdings will better protect shareholders during a potentially nervous market environment as well as provide the liquidity and portfolio flexibility needed to take advantage of future opportunities. In addition, the high-yield component continues to limit its exposure to cyclical industries and remains focused on more-predictable, recession-resistant growth sectors of the economy such as broadcast media, cable & telecommunications and foods & beverages. In some of these sectors, such as broadcast media and cable & telecommunications, we expect to see continued consolidation, which should bode well for many of this high-yield component's individual holdings.

The one- to two-year outlook for the high-yield market remains favorable, given our expectations for continued growth in the economy and generally improving credit quality in the high-yield marketplace. We caution, however, that during this period the possibility exists for another round of investor nervousness, given the possibility of further foreign emerging market disruptions and the potential for Federal Reserve Board moves later in the year. As discussed above, this component of

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

the Portfolio is well positioned to take advantage of any potential market disruptions, given its more conservative positioning today. Assuming that the longer-term market outlook remains unchanged, these market disruptions may be viewed as buying opportunities, allowing the high-yield component to lock in attractive yields and prices for its shareholders.

NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO

The North American Government Securities Portfolio produced a total return of
5.91 percent for the twelve-month period ended December 31, 1997, compared to a return of 7.11 percent for the Lehman
Brothers Short (1 - 5 year) U.S.
Government Index and 4.31 percent for
the Lipper Variable Annuity Global
Income Underlying Funds Average. The
accompanying chart illustrates the
growth of a $10,000 investment in the
Portfolio from its inception on
November 9, 1994, through December 31,
1997, versus a similar hypothetical
investment in the issues that comprise
the Lehman Index and Lipper Average.
TCW Funds Management, Inc. (TCW) is the
Portfolio's sub-adviser.

As noted, 1997 turned into a stellar
year for fixed-income investments,
thanks to declining inflationary
pressures and strong investor demand
for all types of bonds. Although
interest rates rose rapidly during the
first quarter of the year on news of
strong economic growth, once the
inflationary pressures appeared to be
benign, investors quickly gained
confidence and drove interest rates
lower. After beginning the year at 6.64
percent, the 30-year benchmark U.S.
Treasury bond quickly rose to 7.10
percent by early April and then
steadily declined to end the year at 5.92 percent, close to its historic low.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       Growth of $10,000
       ($ in Thousands)
                                    Fund      Lehman(3)   Lipper(4)
November 9, 1994                     $10,000     $10,000    $10,000
December 31, 1994                    $10,061     $10,022     $9,844
December 31, 1995                    $10,705     $11,291    $11,497
December 31, 1996                    $11,171     $11,810    $12,649
December 31, 1997                 $11,831(2)     $12,650    $13,194
Average Annual Total Returns
(Fund)
                                     Life of
1 Year                                  Fund
5.91%(1)                            5.50%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 1997 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Lehman Brothers Short (1-5) U.S. Government Index measures the performance of all U.S. Government agency and U.S. Treasury securities with maturities of one to five years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Variable Annuity Global Income Underlying Funds Average tracks the performance of funds that state in their prospectus that they invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States, as reported by Lipper Analytical Services.

Stable prepayment rates and strong investor demand helped mortgages outperform both Treasuries and corporates during the first half of 1997. Although mortgage spreads appeared tight on a historic

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

basis, the sector retained much of its yield advantage over other fixed-income sectors. But in the second half of the year the mortgage sector fared less well. Declining interest rates intensified investors' fears about accelerating prepayment rates, and spreads widened.

The weakness in Asia has had a positive effect on the U.S. bond market. The United States bond market has rallied on days when Asian equity markets declined as investors sold stocks and bought U.S. bonds. Additionally, the Federal Reserve has been reluctant to raise rates in the U.S. and possibly exacerbate financial conditions in Asia. If the U.S. economy does slow in response to the problems in Asia, inflationary pressures are expected to subside further. High-grade U.S. fixed-income investments have emerged as attractive investment alternatives from the turmoil of global financial markets.

In Mexico and Canada political and economic conditions continued to improve during the year. The Portfolio currently intends to invest up to 10 percent of its total assets in Mexico, due to the availability there of attractive investment opportunities and favorable market conditions. The Portfolio has heretofore remained on the sidelines with respect to making investments in Canada but continues to monitor conditions in search of attractive investments.

TCW's long-term outlook on the U.S. bond market remains favorable. Many of the fundamental and technical factors that supported the bond rally in 1997 remain intact. Inflation is under control even though unemployment stands at a 24-year low. Wages are rising along with productivity so that producers don't have to pass along higher costs. The dollar is strong, encouraging foreign investors to buy U.S. bonds, and commodity prices are dropping, signaling a continuance in the benign inflationary environment. A U.S. budget surplus is even in sight, raising the possibility of a government bond shortage.

MONEY MARKET PORTFOLIO

As of December 31, 1997, the Money Market Portfolio had assets in excess of $84 million with an average life of 56 days. The Portfolio's total return for the most recent twelve-month fiscal period was 5.21 percent and its annualized yield for December was 5.19 percent.

At year-end, approximately 85 percent of the Portfolio was invested in high-quality commercial paper, 8 percent in certificates of deposit and short-term bank notes of major, financially strong commercial banks, and 7 percent in the bankers' acceptances of such institutions. At the end of the period under review, approximately 92 percent of the Portfolio's holdings were due to mature in less than four months. Therefore, the Portfolio is well positioned for stability of value with a high degree of liquidity. We continue to operate the Portfolio in a straightforward, conservative style without

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1997, CONTINUED

structured notes or derivatives that could fluctuate excessively with changing interest rates. As always, the Portfolio serves as a useful investment for liquidity, preservation of capital and a yield that reflects the prevailing money market conditions.

At this time we anticipate a slight moderation in the pace of economic activity during the first half of 1998, with no major adverse surprises in the rate of inflation. We do not expect the investment yields available to the Portfolio early in 1998 to differ dramatically from those available during the second half of 1997.

We appreciate your support of Dean Witter Select Dimensions Investment Series and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

                                    *  *  *

THE NET ASSET VALUES (THE "NAVs") PRESENTED IN THE FINANCIAL STATEMENTS OF DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES (THE "FUND") REFLECT THE NAVs OF EACH OF THE RESPECTIVE PORTFOLIOS. THE FUND IS THE UNDERLYING INVESTMENT FOR VARIOUS VARIABLE ANNUITY CONTRACTS AND AS SUCH, THE NAVs OF EACH PORTFOLIO ARE NOT INDICATIVE OF THE UNIT VALUES OF THE INSURANCE COMPANY SEPARATE ACCOUNTS.

MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

                                                             ANNUALIZED
PRINCIPAL                                                     YIELD ON
AMOUNT IN                                                     DATE OF        MATURITY
THOUSANDS                                                     PURCHASE         DATE            VALUE
-------------------------------------------------------------------------------------------------------
         COMMERCIAL PAPER (85.1%)
         AUTOMOTIVE - FINANCE (10.9%)
$  4,200 Chrysler Financial Corp...........................  5.66-5.74%  02/02/98-03/02/98  $ 4,169,859
     900 Ford Motor Credit Co..............................     5.80         01/16/98           897,844
   4,150 General Motors Acceptance Corp....................  5.71-5.84   01/20/98-04/16/98    4,114,115
                                                                                            -----------
                                                                                              9,181,818
                                                                                            -----------
         BANK HOLDING COMPANIES (7.7%)
   1,500 BankAmerica Corp..................................     5.69         01/14/98         1,496,994
   3,550 Bankers Trust New York Corp.......................  5.72-5.75   01/08/98-02/19/98    3,531,448
   1,500 Morgan (J.P.) & Co. Inc...........................     5.80         04/23/98         1,473,447
                                                                                            -----------
                                                                                              6,501,889
                                                                                            -----------
         BANKS - COMMERCIAL (18.7%)
   4,525 Abbey National North America Corp.................  5.67-5.72   01/22/98-03/03/98    4,502,466
   2,430 ABN-AMRO North American Finance Inc...............  5.69-5.85   02/05/98-04/20/98    2,411,826
   1,000 Barclays U.S. Funding Corp........................     5.81         03/12/98           988,897
   1,000 Deutsche Bank Financial Inc.......................     5.64         01/16/98           997,685
   1,500 Dresdner U.S. Finance Inc.........................     5.81         02/06/98         1,491,375
   1,320 KfW International Finance Inc.....................     5.67         03/26/98         1,302,998
   1,500 National Australia Funding (DE) Inc...............     5.65         01/09/98         1,498,150
   1,000 Rabobank USA Financial Corp.......................     5.76         04/30/98           981,423
   1,500 WestPac Capital Corp..............................     5.72         01/12/98         1,497,443
                                                                                            -----------
                                                                                             15,672,263
                                                                                            -----------
         BROKERAGE (1.3%)
   1,090 Goldman Sachs Group L.P...........................     5.80         03/09/98         1,078,396
                                                                                            -----------
         FINANCE - COMMERCIAL (3.0%)
   2,600 CIT Group Holdings, Inc...........................  5.71-5.81   02/23/98-06/19/98    2,556,629
                                                                                            -----------
         FINANCE - CONSUMER (24.0%)
   3,555 American Express Credit Corp......................     6.45         01/02/98         3,554,363
   3,270 American General Finance Corp.....................  5.62-5.76   01/07/98-01/26/98    3,261,609
   4,200 Avco Financial Services, Inc......................  5.68-5.82   02/25/98-04/08/98    4,155,515
   4,300 Beneficial Corp...................................  5.64-5.83   01/05/98-02/27/98    4,281,695
   2,500 Household Finance Corp............................  5.75-5.81   02/12/98-04/24/98    2,466,536

                       SEE NOTES TO FINANCIAL STATEMENTS

MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

                                                             ANNUALIZED
PRINCIPAL                                                     YIELD ON
AMOUNT IN                                                     DATE OF        MATURITY
THOUSANDS                                                     PURCHASE         DATE            VALUE
-------------------------------------------------------------------------------------------------------
$  2,500 Norwest Financial Inc.............................  5.63-5.78%  01/13/98-03/16/98  $ 2,480,671
                                                                                            -----------
                                                                                             20,200,389
                                                                                            -----------
         FINANCE - CORPORATE (2.4%)
   2,000 Ciesco, L.P.......................................     5.79         04/09/98         1,969,076
                                                                                            -----------
         FINANCE - DIVERSIFIED (4.6%)
   3,886 General Electric Capital Corp.....................  5.66-5.78    1/2/98-3/31/98      3,868,538
                                                                                            -----------
         INDUSTRIALS (1.7%)
   1,470 Caterpillar Financial Services Corp...............     5.65         02/04/98         1,462,295
                                                                                            -----------
         OFFICE EQUIPMENT (1.2%)
   1,000 IBM Credit Corp...................................     5.70         02/09/98           993,966
                                                                                            -----------
         RETAIL (5.1%)
   4,300 Sears Roebuck Acceptance Corp.....................  5.62-5.84   01/06/98-02/24/98    4,285,214
                                                                                            -----------
         UTILITIES - FINANCE (4.5%)
   3,795 National Rural Utilities Cooperative Finance
           Corp............................................  5.60-5.79   02/03/98-04/14/98    3,751,723
                                                                                            -----------

         TOTAL COMMERCIAL PAPER
         (AMORTIZED COST $71,522,196).....................................................   71,522,196
                                                                                            -----------

         BANKERS' ACCEPTANCES (6.6%)
   3,623 BankBoston, N.A...................................  5.73-5.86   01/20/98-05/27/98    3,572,925
   2,000 First Union National Bank.........................     5.78         06/15/98         1,948,483
                                                                                            -----------

         TOTAL BANKERS' ACCEPTANCES
         (AMORTIZED COST $5,521,408)......................................................    5,521,408
                                                                                            -----------

         CERTIFICATES OF DEPOSIT (3.6%)
   1,035 Chase Manhattan Bank (USA)........................     5.64         01/21/98         1,035,000
   2,000 Union Bank of California, N.A.....................     5.82         04/14/98         2,000,000
                                                                                            -----------

         TOTAL CERTIFICATES OF DEPOSIT
         (AMORTIZED COST $3,035,000)......................................................    3,035,000
                                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

                                                             ANNUALIZED
PRINCIPAL                                                     YIELD ON
AMOUNT IN                                                     DATE OF        MATURITY
THOUSANDS                                                     PURCHASE         DATE            VALUE
-------------------------------------------------------------------------------------------------------
         SHORT-TERM BANK NOTES (4.1%)
$  2,000 F.C.C. National Bank..............................    5.79%         06/17/98       $ 2,000,000
   1,500 La Salle National Bank............................     5.82         03/10/98         1,500,000
                                                                                            -----------

         TOTAL SHORT-TERM BANK NOTES
         (AMORTIZED COST $3,500,000)......................................................    3,500,000
                                                                                            -----------

TOTAL INVESTMENTS
(AMORTIZED COST $83,578,604) (a)..................................................   99.4 %  83,578,604

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES....................................    0.6       466,790
                                                                                    ------  -----------

NET ASSETS........................................................................  100.0 % $84,045,394
                                                                                    ------  -----------
                                                                                    ------  -----------

---------------------

(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

NORTH AMERICAN GOVERNMENT SECURITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

PRINCIPAL
AMOUNT IN                                                        COUPON          MATURITY
THOUSANDS                                                         RATE             DATE           VALUE
----------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT OBLIGATIONS (17.7%)
$   250    U.S. Treasury Note................................    5.50 %          11/15/98       $  249,692
    200    U.S. Treasury Note................................     5.50           02/28/99          199,724
    150    U.S. Treasury Note................................     5.50           04/15/00          149,432
    100    U.S. Treasury Note................................     6.00           08/15/99          100,491
    200    U.S. Treasury Note................................     6.375          05/15/99          201,844
                                                                                                ----------
           TOTAL U.S. GOVERNMENT OBLIGATIONS
           (IDENTIFIED COST $902,588).........................................................     901,183
                                                                                                ----------
           MORTGAGE-BACKED SECURITIES (61.3%)
     86    Federal Home Loan Mortgage Corp...................     5.50           11/01/00           84,001
     55    Federal Home Loan Mortgage Corp...................     6.00           11/01/99           54,660
     19    Federal Home Loan Mortgage Corp...................     7.00           07/01/00           18,889
    296    Federal Home Loan Mortgage Corp...................     7.00           09/01/17          298,649
     83    Federal Home Loan Mortgage Corp...................     7.50           05/01/11           85,194
    159    Federal Home Loan Mortgage Corp...................     7.50           06/01/11          162,769
    128    Federal Home Loan Mortgage Corp...................     7.50           08/01/11          131,282
    247    Federal Home Loan Mortgage Corp...................     8.00           12/01/26          255,869
    263    Federal National Mortgage Assoc...................     5.851          04/01/27          272,445
     74    Federal National Mortgage Assoc...................     6.00           09/01/00           72,903
    169    Federal National Mortgage Assoc...................     6.092          05/01/27          172,716
    200    Federal National Mortgage Assoc...................     6.294          12/01/26          206,668
     72    Federal National Mortgage Assoc...................     6.50           07/01/02           72,304
    231    Federal National Mortgage Assoc...................     6.892          05/01/27          237,281
     79    Federal National Mortgage Assoc...................     7.00           06/01/02           79,949
     71    Federal National Mortgage Assoc...................     7.00           10/01/02           72,098
    124    Federal National Mortgage Assoc...................     7.00           01/01/03          125,706
    246    Federal National Mortgage Assoc...................     7.75           01/01/22          255,410
     61    Federal National Mortgage Assoc...................     7.811          09/01/26           62,466

                       SEE NOTES TO FINANCIAL STATEMENTS

NORTH AMERICAN GOVERNMENT SECURITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON          MATURITY
THOUSANDS                                                         RATE             DATE           VALUE
----------------------------------------------------------------------------------------------------------
$    55    Federal National Mortgage Assoc...................    8.075%          07/01/24       $   57,841
    117    Government National Mortgage Assoc................     7.00           02/20/23          119,168
     71    Government National Mortgage Assoc................     7.00           01/20/26           72,503
     77    Government National Mortgage Assoc................     7.375          06/20/25           79,276
     71    Government National Mortgage Assoc................     7.375          05/20/26           73,038
                                                                                                ----------

           TOTAL MORTGAGE-BACKED SECURITIES
           (IDENTIFIED COST $3,082,223).......................................................   3,123,085
                                                                                                ----------

           SHORT-TERM INVESTMENTS (20.1%)
           U.S. GOVERNMENT AGENCIES (a) (15.1%)
    200    Federal Farm Credit Bank..........................   5.65-5.70   01/14/98-02/10/98      198,955
    570    Federal Home Loan Mortgage Corp...................   5.61-5.70   01/05/98-01/14/98      569,453
                                                                                                ----------

           TOTAL U.S. GOVERNMENT AGENCIES
           (IDENTIFIED COST $768,408).........................................................     768,408
                                                                                                ----------

           REPURCHASE AGREEMENT (5.0%)
    252    The Bank of New York (dated 12/31/97; proceeds
             $252,339) (b) (IDENTIFIED COST $252,285) .......     3.875          01/02/98          252,285
                                                                                                ----------

           TOTAL SHORT-TERM INVESTMENTS
           (AMORTIZED COST $1,020,693)........................................................   1,020,693
                                                                                                ----------

TOTAL INVESTMENTS
(IDENTIFIED COST $5,005,504) (c)......................................................   99.1 %  5,044,961

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES........................................    0.9       46,486
                                                                                        ------  ----------

NET ASSETS............................................................................  100.0 % $5,091,447
                                                                                        ------  ----------
                                                                                        ------  ----------

---------------------

(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $251,641 U.S. Treasury Note 5.875% due 02/28/99 valued at $257,331.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $46,378 and the aggregate gross unrealized depreciation is $6,921, resulting in net unrealized appreciation of $39,457.

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

PRINCIPAL
AMOUNT IN                                                                 COUPON         MATURITY
THOUSANDS                                                                  RATE            DATE            VALUE
-------------------------------------------------------------------------------------------------------------------
            GOVERNMENT & CORPORATE BONDS (95.6%)
            DENMARK (e) (2.1%)
            GOVERNMENT OBLIGATIONS
DKr  5,800  Denmark Treasury Note.......................................   9.00 %        11/15/98       $   879,624
     3,000  Denmark Treasury Note.......................................   6.00          12/10/99           450,160
                                                                                                        -----------

            TOTAL DENMARK.............................................................................    1,329,784
                                                                                                        -----------

            ITALY (e) (3.7%)
            GOVERNMENT OBLIGATIONS
 ITL   75M  Italy Treasury Bond.........................................  10.50          04/01/00            47,285
    3,900M  Italy Treasury Bond.........................................   5.50          09/15/00         2,247,095
                                                                                                        -----------

            TOTAL ITALY...............................................................................    2,294,380
                                                                                                        -----------

            SPAIN (e) (2.0%)
            GOVERNMENT OBLIGATION
 ESP  180M  Spain Treasury Bond.........................................   6.75          04/15/00         1,234,606
                                                                                                        -----------

            SWEDEN (e) (2.6%)
            GOVERNMENT OBLIGATIONS
SEK  2,700  Sweden Treasury Bond........................................  11.00          01/21/99           360,328
     9,100  Sweden Treasury Bond........................................  10.25          05/05/00         1,265,936
                                                                                                        -----------

            TOTAL SWEDEN..............................................................................    1,626,264
                                                                                                        -----------

            UNITED STATES (85.2%)
            AEROSPACE (0.3%)
$      200  Sabreliner Corp. (Series B).................................  12.50          04/15/03           209,500
                                                                                                        -----------
            AUTOMOTIVE (0.2%)
       200  APS, Inc....................................................  11.875         01/15/06           106,000
                                                                                                        -----------
            BROADCAST MEDIA (1.5%)
         2  Australis Media Ltd.........................................  15.75 ++       05/15/03               654
       200  Echostar DBS Corp...........................................  12.50          07/01/02           217,000
       100  Paxson Communications Corp..................................  11.625         10/01/02           107,250
       200  Spanish Broadcasting System, Inc............................  12.50          06/15/02           230,000
       550  TCI Satellite Entertainment Corp. - 144A*...................  12.25 ++       02/15/07           369,875
                                                                                                        -----------
                                                                                                            924,779
                                                                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN                                                                 COUPON         MATURITY
THOUSANDS                                                                  RATE            DATE            VALUE
-------------------------------------------------------------------------------------------------------------------
            BUSINESS SERVICES (2.2%)
$      500  Anacomp, Inc. (Series B)....................................  10.875%        04/01/04       $   525,000
       500  Comforce Operating Inc. - 144A*.............................  12.00          12/01/07           506,250
       300  Xerox Credit Corp...........................................  15.00          06/26/98           313,041
                                                                                                        -----------
                                                                                                          1,344,291
                                                                                                        -----------
            CABLE & TELECOMMUNICATIONS (9.4%)
       200  Adelphia Communications, Inc. (Series B)....................   9.875         03/01/07           211,000
       425  Advanced Radio Telecommunication............................  14.00          02/15/07           408,000
       300  American Communications Services, Inc. - 144A*..............  13.75          07/15/07           357,000
       500  Clearnet Communications, Inc. (Canada)......................  14.75 ++       12/15/05           398,125
       294  Falcon Holdings Group, L.P. (Series B)......................  11.00+         09/15/03           317,045
       150  Frontiervision L.P. /Capital................................  11.00          10/15/06           166,500
       400  Hyperion Telecommunication, Inc. (Series B).................  13.00 ++       04/15/03           290,000
       400  In-Flight Phone Corp. (Series B) (a)........................  14.00 ++       05/15/02            56,000
       200  IXC Communications, Inc. (Series B).........................  12.50          10/01/05           230,000
       500  McCaw International Ltd.....................................  13.00 ++       04/15/07           290,000
       200  Metronet Communications Corp. (Units)++ - 144A*.............  12.00          08/15/07           230,500
       500  Nextel Communications - 144A*...............................  10.65 ++       09/15/07           313,125
       150  NextLink Communications, LLC................................  12.50          04/15/06           171,000
       200  Orbcomm Global L.P. /Capital (Series B).....................  14.00          08/15/04           217,000
       300  Paging Network, Inc.........................................  10.125         08/01/07           312,000
       300  Peoples Telephone Co., Inc..................................  12.25          07/15/02           315,000
       500  Price Communications Cellular Holdings - 144A*..............  13.50 ++       08/01/07           315,000
       300  Primus Telecommunications Group.............................  11.75          08/01/04           325,500

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN                                                                 COUPON         MATURITY
THOUSANDS                                                                  RATE            DATE            VALUE
-------------------------------------------------------------------------------------------------------------------
$      250  USA Mobile Communications Holdings, Inc.....................  14.00 %        11/01/04       $   278,750
       500  Winstar Communications, Inc.................................  14.00 ++       10/15/05           400,000
       250  Winstar Equipment Corp......................................  12.50          03/15/04           280,625
                                                                                                        -----------
                                                                                                          5,882,170
                                                                                                        -----------
            CONSUMER PRODUCTS (1.2%)
       300  North Atlantic Trading......................................  11.00          06/15/04           313,500
       500  Renaissance Cosmetics, Inc..................................  11.75          02/15/04           460,000
                                                                                                        -----------
                                                                                                            773,500
                                                                                                        -----------
            ELECTRICAL & ALARM SYSTEMS (0.5%)
       400  Mosler, Inc.................................................  11.00          04/15/03           308,000
                                                                                                        -----------
            ENTERTAINMENT/GAMING & LODGING (4.7%)
       250  Fitzgerald Gaming Corp. - 144A*.............................  12.25          12/15/04           253,750
       500  Lady Luck Gaming Finance Corp...............................  11.875         03/01/01           512,500
       200  Motels of America, Inc. (Series B)..........................  12.00          04/15/04           194,500
       250  Players International, Inc..................................  10.875         04/15/05           269,375
       500  Plitt Theaters, Inc.........................................  10.875         06/15/04           540,000
       300  Riviera Holdings Corp. - 144A*..............................  10.00          08/15/04           297,750
       500  Stuart Entertainment, Inc. (Series B).......................  12.50          11/15/04           410,000
       400  Walt Disney Co..............................................  15.00          12/14/98           434,100
                                                                                                        -----------
                                                                                                          2,911,975
                                                                                                        -----------
            FINANCE (0.2%)
       250  Cityscape Financial Corp. (Series A)........................  12.75          06/01/04           120,000
                                                                                                        -----------
            FOODS & BEVERAGES (2.2%)
       500  Envirodyne Industries, Inc..................................  10.25          12/01/01           492,500
       250  PepsiCo, Inc................................................  15.00          08/06/98           263,373
       250  Sparkling Spring Water - 144A*..............................  11.50          11/15/07           257,500
       100  Specialty Foods Acquisition Corp. (Series B)................  11.25          08/15/03            95,000
       600  Specialty Foods Acquisition Corp. (Series B)................  13.00 ++       08/15/05           267,000
                                                                                                        -----------
                                                                                                          1,375,373
                                                                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN                                                                 COUPON         MATURITY
THOUSANDS                                                                  RATE            DATE            VALUE
-------------------------------------------------------------------------------------------------------------------
            HEALTHCARE (1.5%)
$      200  Imagyn Medical Technologies.................................  12.50 %        04/01/04       $   189,500
       300  Unilab Corp.................................................  11.00          04/01/06           306,000
       500  Unison Healthcare Corp. - 144A*.............................  12.25          11/01/06           450,000
                                                                                                        -----------
                                                                                                            945,500
                                                                                                        -----------
            MANUFACTURING (1.2%)
       300  International Semi - Tech Microelectronics..................  11.50 ++       08/15/03           102,000
       600  Uniroyal Technology Corp....................................  11.75          06/01/03           624,000
                                                                                                        -----------
                                                                                                            726,000
                                                                                                        -----------
            MANUFACTURING - DIVERSIFIED (1.0%)
       200  Interlake Corp..............................................  12.125         03/01/02           207,000
       200  J.B. Poindexter & Co., Inc..................................  12.50          05/15/04           204,000
       325  Jordan Industries, Inc. (Series B)..........................  11.75 ++       04/01/09           195,000
                                                                                                        -----------
                                                                                                            606,000
                                                                                                        -----------
            PUBLISHING (0.7%)
       250  American Media Operations, Inc..............................  11.625         11/15/04           271,250
       200  United States Banknote Corp. (Series B).....................  10.375         06/01/02           198,000
                                                                                                        -----------
                                                                                                            469,250
                                                                                                        -----------
            RESTAURANTS (0.9%)
         1  American Restaurant Group Holdings, Inc.....................  13.00          09/15/98             1,355
       100  Carrols Corp................................................  11.50          08/15/03           106,000
       200  FRD Acquisition Corp. (Series B)............................  12.50          07/15/04           218,000
       250  Friendly Ice Cream..........................................  10.50          12/01/07           253,125
                                                                                                        -----------
                                                                                                            578,480
                                                                                                        -----------
            RETAIL (0.4%)
       400  County Seat Stores Co. (b)..................................  12.00          10/01/02           220,000
                                                                                                        -----------
            RETAIL - FOOD CHAINS (2.3%)
       250  Big V Supermarkets, Inc. (Series B).........................  11.00          02/15/04           261,875
       250  Mrs Fields Original Cookies - 144A*.........................  10.125         12/01/04           251,875
       250  Pantry Inc. - 144A*.........................................  10.25          10/15/07           256,875
       200  Pathmark Stores, Inc........................................   9.625         05/01/03           184,000

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN                                                                 COUPON         MATURITY
THOUSANDS                                                                  RATE            DATE            VALUE
-------------------------------------------------------------------------------------------------------------------
$      500  Pueblo Xtra International, Inc. (Series C)..................   9.50 %        08/01/03       $   480,000
                                                                                                        -----------
                                                                                                          1,434,625
                                                                                                        -----------
            TEXTILES - APPAREL MANUFACTURERS (0.1%)
       150  U.S. Leather, Inc. (b)......................................  10.25          07/31/03            70,500
                                                                                                        -----------

            U.S. GOVERNMENT & AGENCY OBLIGATIONS (54.7%)
       949  Federal Home Loan Mortgage Corp. (1.6%).....................   7.00          06/01/04           962,488
                                                                                                        -----------
            Federal National Mortgage Assoc. (11.1%)
       904  ............................................................   6.00     02/01/11-03/01/11       889,745
     2,001  ............................................................   6.50     04/01/12-03/01/27     1,989,532
     3,582  ............................................................   7.00     07/01/25-05/01/27     3,607,270
       439  ............................................................   8.00          06/01/26           454,225
                                                                                                        -----------
                                                                                                          6,940,772
                                                                                                        -----------
            Government National Mortgage Assoc. (11.1%)
     3,784  ............................................................   6.50     01/15/24-04/15/26     3,745,332
       931  ............................................................   7.00     01/15/26-04/15/26       938,254
     1,276  ............................................................   7.50     02/15/26-07/15/26     1,307,721
       895  ............................................................   8.00     02/15/26-06/15/26       927,658
                                                                                                        -----------
                                                                                                          6,918,965
                                                                                                        -----------
     6,000  Resolution Funding Corp. (e) (5.6%).........................   0.00     01/15/05-10/15/07     3,493,080
                                                                                                        -----------
            U.S. Treasury Notes (e) (25.3%)
     7,450  ............................................................   5.75     11/15/00-11/30/02     7,463,206
     3,100  ............................................................   6.00     06/30/99-08/15/00     3,121,588
     1,000  ............................................................   6.25          08/31/02         1,020,870
     4,100  ............................................................   6.375         05/15/00         4,161,951
                                                                                                        -----------
                                                                                                         15,767,615
                                                                                                        -----------

            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS................................................   34,082,920
                                                                                                        -----------

            TOTAL UNITED STATES.......................................................................   53,088,863
                                                                                                        -----------

            TOTAL GOVERNMENT & CORPORATE BONDS
            (IDENTIFIED COST $59,266,721).............................................................   59,573,897
                                                                                                        -----------


                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
  SHARES                                                                                                   VALUE
-------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (c) (0.4%)
            BROADCAST MEDIA (0.0%)
     2,150  Price Communications Corp. ...............................................................       18,409
                                                                                                        -----------
            CABLE & TELECOMMUNICATIONS (0.0%)
       700  Nextel Communications, Inc. (Series A)....................................................       18,025
                                                                                                        -----------
            ENTERTAINMENT/GAMING & LODGING (0.0%)
       500  Cobblestone Holdings, Inc. - 144A*........................................................       17,500
                                                                                                        -----------
            HEALTHCARE (0.1%)
    10,000  Unigene Laboratories, Inc.................................................................       25,625
    20,000  Unilab Corp...............................................................................       37,500
                                                                                                        -----------
                                                                                                             63,125
                                                                                                        -----------
            MANUFACTURING - DIVERSIFIED (0.2%)
     3,000  Thermadyne Holdings Corp. (d).............................................................       84,750
                                                                                                        -----------
            TEXTILES (0.1%)
    20,000  Ithaca Industries, Inc....................................................................       65,000
                                                                                                        -----------

            TOTAL COMMON STOCKS
            (IDENTIFIED COST $283,574)................................................................      266,809
                                                                                                        -----------

NUMBER OF                                                                               EXPIRATION
 WARRANTS                                                                                  DATE
----------                                                                          ------------------
            WARRANTS (c) (0.1%)
            CABLE & TELECOMMUNICATIONS (0.1%)
       400  Hyperion Telecommunication, Inc. (Series B) - 144A*...................  04/01/01                 36,000
       500  McCaw International Ltd. - 144A*......................................  04/15/07                      5
       300  Primus Telecommunications Group.......................................  08/01/04                  3,691
       300  UIH Australia/Pacific, Inc............................................  05/15/06                      3
                                                                                                        -----------
                                                                                                             39,699
                                                                                                        -----------
            ENTERTAINMENT/GAMING & LODGING (0.0%)
       787  Fitzgeralds Gaming Corp...............................................  12/19/98                  3,542
       100  Fitzgeralds South Inc. - 144A*........................................  03/15/99                      1
                                                                                                        -----------
                                                                                                              3,543
                                                                                                        -----------
            HEALTHCARE (0.0%)
       200  Imagyn Medical Technologies - 144A*...................................  04/10/04                      2
                                                                                                        -----------

            TOTAL WARRANTS
            (IDENTIFIED COST $9,304)..................................................................       43,244
                                                                                                        -----------


                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN                                                                 COUPON         MATURITY
THOUSANDS                                                                  RATE            DATE            VALUE
-------------------------------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENT (1.4%)
            REPURCHASE AGREEMENT
$      856  The Bank of New York (dated 12/31/97; proceeds $856,056) (f)
              (IDENTIFIED COST $855,871)................................   3.875    01/02/98                855,871
                                                                                                        -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $60,415,470) (g)............................................................   97.5 %   60,739,821

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...............................................    2.5      1,547,180
                                                                                               ------  ------------

NET ASSETS...................................................................................  100.0 % $ 62,287,001
                                                                                               ------  ------------
                                                                                               ------  ------------

---------------------

 M   In millions.
 *   Resale is restricted to qualified institutional investors.
++ Consists of one or more class of securities traded together as a unit; bonds with attached stocks/warrants.
 +   Payment-in-kind security.
++ Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.
(a)  Non-income producing security; issuer in bankruptcy.
(b)  Non-income producing security; issuer in default.
(c)  Non-income producing securities.
(d)  Acquired through exchange offer.
(e) Some or all of these securities are segregated in connection with open forward foreign currency contracts.
(f) Collateralized by $694,571 U.S. Treasury Bond 7.875% due 02/15/21 valued at $872,989.
(g) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,497,780 and the aggregate gross unrealized depreciation is $1,173,429, resulting in net unrealized appreciation of $324,351.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 1997:

                                                UNREALIZED
     CONTRACTS       IN EXCHANGE   DELIVERY   APPRECIATION/
    TO DELIVER           FOR         DATE     (DEPRECIATION)
------------------------------------------------------------
   Y    120,000,000  $  942,729    02/04/98   $     18,372
   Y    100,793,000  $  780,132    03/17/98           (939)
    DEM   5,000,000  $2,811,990    04/06/98         15,591
    NLG     902,000  $  450,212    04/06/98          2,377
    NLG   3,155,000  $1,602,670    06/15/98         30,167
                                              --------------
      Net unrealized appreciation...........  $     65,568
                                              --------------
                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (64.3%)
           AEROSPACE (1.9%)
  27,400   Boeing Co...............................................................................  $ 1,340,887
                                                                                                     -----------
           AIR TRANSPORT (4.4%)
   3,600   AMR Corp.*..............................................................................      462,600
  14,100   Delta Air Lines, Inc....................................................................    1,677,900
  11,200   UAL Corp.*..............................................................................    1,036,000
                                                                                                     -----------
                                                                                                       3,176,500
                                                                                                     -----------
           AUTO PARTS - AFTER MARKET (2.9%)
  24,600   Lear Corp.*.............................................................................    1,168,500
  14,100   Magna International Inc. (Class A) (Canada).............................................      885,656
                                                                                                     -----------
                                                                                                       2,054,156
                                                                                                     -----------
           BANKS - MONEY CENTER (0.3%)
   1,900   Citicorp................................................................................      240,231
                                                                                                     -----------
           BANKS - REGIONAL (2.3%)
   4,900   Wells Fargo & Co........................................................................    1,663,244
                                                                                                     -----------
           BEVERAGES - SOFT DRINKS (1.3%)
  25,100   PepsiCo, Inc............................................................................      914,581
                                                                                                     -----------
           BROKERAGE (1.7%)
  17,000   Merrill Lynch & Co., Inc................................................................    1,239,937
                                                                                                     -----------
           CABLE & TELECOMMUNICATIONS (1.6%)
  27,700   Cox Communications, Inc. (Class A)*.....................................................    1,109,731
                                                                                                     -----------
           COMMERCIAL SERVICES (1.2%)
  23,100   Corrections Corp. of America*...........................................................      856,144
                                                                                                     -----------
           COMMUNICATIONS EQUIPMENT (4.8%)
  22,600   3Com Corp.*.............................................................................      788,175
  20,170   Ascend Communications, Inc.*............................................................      495,426
  38,150   Cisco Systems, Inc.*....................................................................    2,126,862
                                                                                                     -----------
                                                                                                       3,410,463
                                                                                                     -----------
           COMPUTER SERVICES (2.0%)
  16,800   Computer Sciences Corp.*................................................................    1,402,800
                                                                                                     -----------
           COMPUTER SOFTWARE (2.7%)
  14,900   Microsoft Corp.*........................................................................    1,924,894
                                                                                                     -----------
           DRUGS (2.7%)
  10,400   Johnson & Johnson.......................................................................      685,100
  10,300   Warner-Lambert Co.......................................................................    1,277,200
                                                                                                     -----------
                                                                                                       1,962,300
                                                                                                     -----------
           ELECTRICAL EQUIPMENT (1.1%)
  11,000   Honeywell, Inc..........................................................................      753,500
                                                                                                     -----------
           ENTERTAINMENT (5.9%)
  52,955   CBS Corp................................................................................    1,558,863
  32,200   Mirage Resorts, Inc.*...................................................................      732,550

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
  31,600   Time Warner, Inc........................................................................  $ 1,959,200
                                                                                                     -----------
                                                                                                       4,250,613
                                                                                                     -----------
           FINANCIAL - MISCELLANEOUS (4.3%)
  17,100   Associates First Capital Corp. (Class A)*...............................................    1,216,238
  22,100   Fannie Mae..............................................................................    1,261,081
   5,800   Golden West Financial Corp..............................................................      567,313
                                                                                                     -----------
                                                                                                       3,044,632
                                                                                                     -----------
           FOODS (1.1%)
  16,400   Kellogg Co..............................................................................      813,850
                                                                                                     -----------
           HEALTH EQUIPMENT & SERVICES (1.0%)
  14,400   United Healthcare Corp..................................................................      715,500
                                                                                                     -----------
           HEALTHCARE - DRUGS (2.2%)
  22,400   Lilly (Eli) & Co........................................................................    1,559,600
                                                                                                     -----------
           INSURANCE BROKERS (1.5%)
  13,900   Marsh & McLennan Companies, Inc.........................................................    1,036,419
                                                                                                     -----------
           OIL - DOMESTIC (0.6%)
   4,700   Amoco Corp..............................................................................      400,088
                                                                                                     -----------
           RAILROADS (1.6%)
  12,334   Burlington Northern Santa Fe Corp.......................................................    1,146,291
                                                                                                     -----------
           RESTAURANTS (0.1%)
   2,450   Tricon Global Restaurants, Inc.*........................................................       71,203
                                                                                                     -----------
           RETAIL - SPECIALTY (4.7%)
  32,350   Home Depot, Inc.........................................................................    1,904,606
  37,300   Tandy Corp..............................................................................    1,438,381
                                                                                                     -----------
                                                                                                       3,342,987
                                                                                                     -----------
           SEMICONDUCTORS (3.2%)
  32,600   Intel Corp..............................................................................    2,288,113
                                                                                                     -----------
           SOAP & HOUSEHOLD PRODUCTS (2.4%)
  21,700   Procter & Gamble Co.....................................................................    1,731,931
                                                                                                     -----------
           TELECOMMUNICATIONS EQUIPMENT (0.9%)
   8,000   Lucent Technologies Inc.................................................................      639,000
                                                                                                     -----------
           TOBACCO (1.8%)
  28,200   Philip Morris Companies, Inc............................................................    1,277,813
                                                                                                     -----------
           UTILITIES - TELEPHONE (2.1%)
  26,800   BellSouth Corp..........................................................................    1,509,175
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $37,374,272)...........................................................   45,876,583
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           CORPORATE BONDS (5.9%)
           AUTO PARTS (0.6%)
$    400   Raytheon Co.
             6.45% due 08/15/02....................................................................  $   403,076
                                                                                                     -----------
           BANKS (0.9%)
     200   NationsBank Corp.
             7.50% due 09/15/06....................................................................      213,574
     325   Norwest Corp.
             6.80% due 05/15/02....................................................................      332,322
     110   Wells Fargo & Co.
             6.875% due 04/01/06...................................................................      112,544
                                                                                                     -----------
                                                                                                         658,440
                                                                                                     -----------
           BANKS - MONEY CENTER (0.2%)
     145   Citicorp
             6.375% due 01/15/06...................................................................      143,991
                                                                                                     -----------
           BROKERAGE (0.2%)
     150   Merrill Lynch & Co., Inc.
             6.00% due 01/15/01....................................................................      149,271
                                                                                                     -----------
           ENTERTAINMENT (0.3%)
     180   Walt Disney Co. (Series B)
             6.75% due 03/30/06....................................................................      184,932
                                                                                                     -----------
           FINANCIAL (0.9%)
     100   Abbey National PLC (United Kingdom)
             6.69% due 10/17/05....................................................................      101,443
     100   BHP Finance U.S.A. Ltd.
             6.69% due 03/01/06....................................................................      100,448
     400   Bear Stearns Co., Inc.
             6.50% due 08/01/02....................................................................      401,496
                                                                                                     -----------
                                                                                                         603,387
                                                                                                     -----------
           HEALTHCARE - DRUGS (0.1%)
      45   Lilly (Eli) & Co.
             8.375% due 12/01/06...................................................................       51,448
                                                                                                     -----------
           INDUSTRIALS (1.8%)
     100   General American Transportation Corp.
             6.75% due 03/01/06....................................................................      100,571
     500   IBM Corp.
             7.00% due 10/30/25....................................................................      517,715
     150   Lockheed Martin Corp.
             7.25% due 05/15/06....................................................................      157,484
      15   Mead Corp.
             7.125% due 08/01/25...................................................................       14,854
      40   Monsanto Co.
             8.875% due 12/15/09...................................................................       48,495
     200   Praxair, Inc.
             6.90% due 11/01/06....................................................................      205,890

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
$     15   Texas Utilities Electric Co.
             7.875% due 04/01/24...................................................................  $    15,807
     200   Willamette Industries, Inc.
             7.85% due 07/01/26....................................................................      225,294
                                                                                                     -----------
                                                                                                       1,286,110
                                                                                                     -----------
           TELECOMMUNICATIONS (0.7%)
     400   MCI Communication Corp.
             6.95% due 08/15/06....................................................................      408,652
     120   Northern Telecom Capital
             7.40% due 06/15/06....................................................................      127,999
                                                                                                     -----------
                                                                                                         536,651
                                                                                                     -----------
           UTILITIES - ELECTRIC (0.2%)
     150   Union Electric Co.
             6.75% due 05/01/08....................................................................      153,392
                                                                                                     -----------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $4,046,641)............................................................    4,170,698
                                                                                                     -----------

           ASSET-BACKED SECURITIES (2.8%)
     400   Delta Funding Home Equity Loan Trust
             6.77% due 11/25/19....................................................................      402,688
     400   EQCC Home Equity Loan Trust
             6.45% due 09/15/12....................................................................      400,562
     400   GE Capital Mortgage Services, Inc.
             6.79% due 06/25/17....................................................................      401,562
     400   Green Tree Financial Corp.
             6.42% due 05/15/29....................................................................      399,812
     400   Oakwood Mortgage Investors, Inc.
             6.45% due 11/15/27....................................................................      400,938
                                                                                                     -----------

           TOTAL ASSET-BACKED SECURITIES
           (IDENTIFIED COST $1,996,500)............................................................    2,005,562
                                                                                                     -----------

           GOVERNMENT OBLIGATIONS (17.2%)
     500   Province of Ontario (Canada)
             6.00% due 02/21/06....................................................................      490,970
   1,305   U.S. Treasury Bond
             7.50% due 11/15/24....................................................................    1,561,302
   1,065   U.S. Treasury Bond
             6.00% due 02/15/26....................................................................    1,063,946
     795   U.S. Treasury Note
             5.00% due 01/31/98....................................................................      794,563
     765   U.S. Treasury Note
             5.125% due 04/30/98...................................................................      764,212

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
$    530   U.S. Treasury Note
             6.00% due 09/30/98....................................................................  $   531,516
     500   U.S. Treasury Note
             5.875% due 10/31/98...................................................................      500,825
     300   U.S. Treasury Note
             6.375% due 05/15/99...................................................................      302,766
     175   U.S. Treasury Note
             7.75% due 11/30/99....................................................................      181,513
     750   U.S. Treasury Note
             7.75% due 01/31/00....................................................................      780,165
     300   U.S. Treasury Note
             6.25% due 08/31/00....................................................................      304,065
     200   U.S. Treasury Note
             6.625% due 06/30/01...................................................................      205,618
   1,725   U.S. Treasury Note
             6.625% due 04/30/02...................................................................    1,782,460
      80   U.S. Treasury Note
             7.875% due 11/15/04...................................................................       89,449
   2,575   U.S. Treasury Note
             5.875% due 11/15/05...................................................................    2,588,519
     440   U.S. Treasury Strip
             0.00% due 05/15/02....................................................................      343,842
                                                                                                     -----------
           TOTAL GOVERNMENT OBLIGATIONS
           (IDENTIFIED COST $12,008,915)...........................................................   12,285,731
                                                                                                     -----------

           MORTGAGE-BACKED SECURITIES (7.0%)
           U.S. GOVERNMENT AGENCIES (7.0%)
     950   Federal Home Loan Mortgage Corp. 7.00% due 08/01/12.....................................      964,745
     180   Federal Home Loan Mortgage Corp. 7.00% due 12/01/25.....................................      181,299
     300   Federal Home Loan Mortgage Corp. 7.00% due 04/01/26.....................................      302,516
     760   Federal Home Loan Mortgage Corp. 7.00% due 12/01/27.....................................      766,888
     578   Federal National Mortgage Assoc. 6.00% due 04/01/04.....................................      571,045
     569   Federal National Mortgage Assoc. 7.50% due 08/01/12.....................................      584,237

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
$  1,028   Federal National Mortgage Assoc. 6.50% due 10/01/17.....................................  $ 1,015,422
     592   Government National Mortgage Assoc. 7.50% due 08/15/27..................................      606,699
                                                                                                     -----------

           TOTAL MORTGAGE-BACKED SECURITIES
           (IDENTIFIED COST $4,952,274)............................................................    4,992,851
                                                                                                     -----------

           SHORT-TERM INVESTMENT (4.6%)
           REPURCHASE AGREEMENT
   3,276   The Bank of New York 3.875% due 01/02/98 (dated 12/31/97; proceeds $3,277,072) (a)
             (IDENTIFIED COST $3,276,366)..........................................................    3,276,366
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $63,654,968) (b).........................................................  101.8 %   72,607,791

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (1.8)    (1,284,355)
                                                                                            ------  ------------

NET ASSETS................................................................................  100.0 % $ 71,323,436
                                                                                            ------  ------------
                                                                                            ------  ------------

---------------------

 *   Non-income producing security.
(a) Collateralized by $1,859,195 U.S. Treasury Note 5.875% due 02/15/00 valued at $1,907,417 and $1,409,145 U.S. Treasury Note 6.00% due 09/30/98 valued at $1,434,477.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $9,877,438 and the aggregate gross unrealized depreciation is $924,615, resulting in net unrealized appreciation of $8,952,823.

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (87.2%)
           NATURAL GAS (17.5%)
  20,000   AGL Resources, Inc......................................................................  $   408,750
   5,500   Anadarko Petroleum Corp.................................................................      333,781
  11,000   Cabot Oil & Gas Corp....................................................................      213,812
  10,000   Clayton Williams Energy, Inc.*..........................................................      140,000
   6,000   Consolidated Natural Gas Co.............................................................      363,000
   7,000   Eastern Enterprises.....................................................................      315,000
   6,311   El Paso Natural Gas Co..................................................................      419,682
  11,912   Enron Corp..............................................................................      495,093
   6,000   Ente Nazionale Idrocarburi SpA (ADR) (Italy)............................................      342,375
   8,000   Exxon Corp..............................................................................      489,500
  11,000   Indiana Energy Inc......................................................................      362,313
  12,000   KeySpan Energy Corp.....................................................................      441,750
   9,000   KN Energy, Inc..........................................................................      486,000
  20,000   Mallon Resources Corp.*.................................................................      162,500
  13,000   MCN Corp................................................................................      524,875
  10,500   New Jersey Resources....................................................................      420,656
  10,000   North Carolina Natural Gas Corp.........................................................      347,500
  11,750   Northwest Natural Gas Co................................................................      364,250
  10,000   Pacific Enterprises.....................................................................      376,250
   6,000   Pioneer Natural Resources Co............................................................      173,625
  12,000   Questar Corp............................................................................      535,500
   7,000   Reading & Bates Corp.*..................................................................      293,125
   7,000   Royal Dutch Petroleum Co. (ADR) (Netherlands)...........................................      379,312
   6,000   South Jersey Industries, Inc............................................................      181,875
  10,000   Washington Gas Light Co.................................................................      309,375
                                                                                                     -----------
                                                                                                       8,879,899
                                                                                                     -----------
           REAL ESTATE INVESTMENT TRUST (0.2%)
   5,000   Nationwide Health Properties, Inc.......................................................      127,500
                                                                                                     -----------
           TELECOMMUNICATIONS (32.5%)
   9,000   360 DEG. Communications Co.*............................................................      181,687
  10,000   Airtouch Communications, Inc.*..........................................................      415,625
   7,000   Alcatel Alsthom (ADR) (France)..........................................................      177,187
   7,500   Alltel Corp.............................................................................      307,969
   4,000   Ameritech Corp..........................................................................      322,000
   8,000   AT&T Corp...............................................................................      490,000
  15,000   BCE, Inc. (Canada)......................................................................      499,687
   5,572   Bell Atlantic Corp......................................................................      507,052
   5,000   BellSouth Corp..........................................................................      281,562
   8,000   Brooks Fiber Properties, Inc.*..........................................................      440,000
   6,500   Century Telephone Enterprises, Inc......................................................      323,781
  15,000   Cincinnati Bell, Inc....................................................................      465,000

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   7,800   Colt Telecom Group PLC (ADR)*...........................................................  $   327,600
  10,000   Deutsche Telekom AG (ADR)...............................................................      186,250
   4,500   Ericsson (L.M.) Telephone Co. (Class B) (ADR) (Sweden)..................................      167,906
   9,900   Esat Telecom Group PLC (ADR)*...........................................................      133,031
   6,200   France Telecom S.A. (ADR)*..............................................................      223,200
  20,000   General Communication, Inc. (Class A)*..................................................      132,500
  14,000   Grupo Iusacell S.A. de C.V. (Series L) (ADR) (Mexico)*..................................      303,625
   5,500   GTE Corp................................................................................      287,375
   6,000   Harris Corp.............................................................................      275,250
  10,000   ICG Communications, Inc.*...............................................................      272,500
  14,000   LCI International, Inc.*................................................................      430,500
  12,000   Loral Space & Communications Ltd.*......................................................      257,250
   4,896   Lucent Technologies Inc.................................................................      391,068
  10,500   MCI Communications Corp.................................................................      449,531
  13,000   Nextel Communications, Inc. (Series A)*.................................................      334,750
  13,300   Nextlink Communications, Inc. (Class A)*................................................      283,456
   5,000   Philips Electronics NV (ADR) (Netherlands)..............................................      302,500
  10,000   Portugal Telecom S.A. (ADR) (Portugal)..................................................      470,000
  20,000   Primus Telecommunications Group, Inc.*..................................................      323,750
   5,000   Qwest Communications International Inc.*................................................      296,250
   6,000   RCN Corp.*..............................................................................      205,500
   7,000   Royal PTT Nederland NV (ADR) (Netherlands)..............................................      290,500
  10,000   RSL Communications, Ltd. (Class A)*.....................................................      221,250
   6,194   SBC Communications, Inc.................................................................      453,711
   8,000   Southern New England Telecommunications Corp............................................      402,500
   7,000   Sprint Corp.............................................................................      410,375
  15,000   Tel-Save Holdings, Inc.*................................................................      296,250
  10,000   Tele Danmark AS (ADR) (Denmark).........................................................      308,125
   2,500   Telecomunicacoes Brasileiras S/A-Telebras (ADR).........................................      291,094
   5,000   Telefonica Espana S.A. (ADR) (Spain)....................................................      455,313
   9,000   Telephone & Data Systems, Inc...........................................................      419,063

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   6,000   Teleport Communications Group Inc.*.....................................................  $   329,250
  10,000   Teligent, Inc. (Class A)*...............................................................      242,500
   5,000   Telstra Corp., Ltd. (ADR)*..............................................................      208,750
   5,000   U.S. West Communications Group, Inc.....................................................      225,625
  10,000   U.S. West Media Group, Inc.*............................................................      288,750
   7,000   United States Cellular Corp.*...........................................................      217,000
   7,000   Vanguard Cellular Systems, Inc. (Class A)*..............................................       89,250
   5,000   Vodafone Group PLC (ADR) (United Kingdom)...............................................      362,500
  17,000   WorldCom, Inc.*.........................................................................      514,250
                                                                                                     -----------
                                                                                                      16,491,398
                                                                                                     -----------
           UTILITIES - ELECTRIC (36.1%)
  14,000   AES Corp.*..............................................................................      652,750
  11,000   Allegheny Energy, Inc...................................................................      357,500
  10,000   American Electric Power Co..............................................................      516,250
   5,000   Boston Edison Co........................................................................      189,375
   9,000   Calenergy, Inc.*........................................................................      258,750
  13,000   Carolina Power & Light Co...............................................................      551,688
  10,000   Central & South West Corp...............................................................      270,625
  12,000   Central Louisiana Electric..............................................................      388,500
  11,500   CINergy Corp............................................................................      440,594
  10,000   CMS Energy Corp.........................................................................      440,625
  12,000   Consolidated Edison Co. of New York, Inc................................................      492,000
  10,000   Dominion Resources, Inc.................................................................      425,625
  12,500   DQE, Inc................................................................................      439,062
  13,355   Duke Power Co...........................................................................      739,533
  11,000   Edison International....................................................................      299,063
   6,500   Enersis S.A. (ADR) (Chile)..............................................................      188,500
   8,000   Enova Corp..............................................................................      216,500
   9,500   Entergy Corp............................................................................      284,406
  15,000   FPL Group, Inc..........................................................................      887,813
  14,000   GPU, Inc................................................................................      589,750
  15,000   Houston Industries, Inc.................................................................      400,312
   6,500   Illinova Corp...........................................................................      175,094
  12,000   IPALCO Enterprises, Inc.................................................................      503,250
  10,000   Kansas City Power & Light Co............................................................      295,625
  15,000   LG&E Energy Corp........................................................................      371,250
  10,000   Nevada Power Co.........................................................................      265,625
  11,000   New Century Energies, Inc...............................................................      527,312
   8,000   New England Electric System.............................................................      342,000
  12,000   NIPSCO Industries, Inc..................................................................      593,250
  16,000   Northwestern Public Service Co..........................................................      368,000
  12,000   OGE Energy Corp.........................................................................      656,250
  11,000   PacifiCorp..............................................................................      300,438
   7,500   Peco Energy Co..........................................................................      181,875

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   7,500   PG & E Corp.............................................................................  $   228,281
   9,500   Pinnacle West Capital Corp..............................................................      402,562
  12,500   Public Service Company of New Mexico....................................................      296,094
   6,000   Public Service Enterprise Group, Inc....................................................      190,125
  15,000   SCANA Corp..............................................................................      449,063
  15,000   Sierra Pacific Resources................................................................      562,500
  15,000   Southern Co.............................................................................      388,125
  15,000   Teco Energy, Inc........................................................................      421,875
   9,000   TNP Enterprises, Inc....................................................................      299,250
   9,000   Tucson Electric Power Co.*..............................................................      163,125
  10,000   Utilicorp United, Inc...................................................................      388,125
  11,000   Western Resources, Inc..................................................................      473,000
  15,000   Wisconsin Energy Corp...................................................................      431,250
                                                                                                     -----------
                                                                                                      18,302,565
                                                                                                     -----------
           WATER (0.9%)
  17,000   American Water Works Company, Inc.......................................................      464,313
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $33,546,444)...........................................................   44,265,675
                                                                                                     -----------

           PREFERRED STOCKS (0.7%)
           UTILITIES - ELECTRIC
   6,000   Alabama Power Capital Trust I (Series Q) $1.84..........................................      151,125
   1,000   Duquesne Capital LP (Series A) $2.09*...................................................       26,000
   2,500   Public Service Electric & Gas Co. (Series B) $2.00......................................       64,687
   5,000   Virginia Power Capital $2.01............................................................      127,500
                                                                                                     -----------

           TOTAL PREFERRED STOCKS
           (IDENTIFIED COST $363,687)..............................................................      369,312
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           CORPORATE BONDS (3.7%)
           TELECOMMUNICATIONS (1.3%)
$    100   Southwestern Bell Telephone Co. 7.25% due 07/15/25......................................      102,095
     500   WorldCom, Inc.
             7.75% due 04/01/07....................................................................      534,050
                                                                                                     -----------
                                                                                                         636,145
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           UTILITIES - ELECTRIC (2.4%)
$    100   Florida Power & Light Co. 7.05% due 12/01/26............................................  $   101,281
   1,000   Southern Caliornia Edison Co. 7.25% due 03/01/26........................................    1,023,470
     100   Western Resources
             6.875% due 08/01/04...................................................................      101,724
                                                                                                     -----------
                                                                                                       1,226,475
                                                                                                     -----------
           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $1,836,484)............................................................    1,862,620
                                                                                                     -----------

           U.S. GOVERNMENT AGENCY (0.1%)
      25   Tennessee Valley Authority (Series 95-A) 8.00% due 03/31/45 (IDENTIFIED COST $25,000)...       26,438
                                                                                                     -----------

           SHORT-TERM INVESTMENTS (8.2%)
           COMMERCIAL PAPER (a) (3.9%)
           AUTOMOTIVE - FINANCE
   2,000   Ford Motor Credit Co. 5.95% due 01/07/98 (AMORTIZED COST $1,998,017)....................    1,998,017
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------

           REPURCHASE AGREEMENT (4.3%)
$  2,174   The Bank of New York 3.875% due 01/02/98 (dated 12/31/97; proceeds $2,173,990) (b)
             (IDENTIFIED COST $2,173,522)..........................................................  $ 2,173,522
                                                                                                     -----------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $4,171,539)............................................................    4,171,539
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $39,943,154) (c)..........................................................   99.9 %   50,695,584

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    0.1         70,361
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 50,765,945
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $1,737,350 U.S. Treasury Note 6.375% due 04/30/99 valued at $1,771,757 and $421,757 U.S. Treasury Note 6.625% due 07/31/01 valued at
     $445,235.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $11,231,957 and the aggregate gross unrealized depreciation is $479,527, resulting in net unrealized appreciation of $10,752,430.

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

NUMBER OF
 SHARES                                                                                                 VALUE
-----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (98.7%)
           AEROSPACE (2.7%)
 193,000   United Technologies Corp...............................................................  $  14,052,812
                                                                                                    -------------
           AUTOMOTIVE (5.4%)
 390,000   Chrysler Corp..........................................................................     13,723,125
 296,000   Ford Motor Co..........................................................................     14,411,500
                                                                                                    -------------
                                                                                                       28,134,625
                                                                                                    -------------
           BANKS (5.4%)
 252,000   Banc One Corp..........................................................................     13,686,750
 193,000   BankAmerica Corp.......................................................................     14,089,000
                                                                                                    -------------
                                                                                                       27,775,750
                                                                                                    -------------
           BEVERAGES - SOFT DRINKS (2.8%)
 394,000   PepsiCo, Inc...........................................................................     14,356,375
                                                                                                    -------------
           CHEMICALS (5.5%)
 142,000   Dow Chemical Co........................................................................     14,413,000
 243,000   PPG Industries, Inc....................................................................     13,881,375
                                                                                                    -------------
                                                                                                       28,294,375
                                                                                                    -------------
           COMPUTERS (2.7%)
 135,000   International Business Machines Corp...................................................     14,115,937
                                                                                                    -------------
           CONGLOMERATES (5.4%)
 161,000   Minnesota Mining & Manufacturing Co....................................................     13,212,062
 369,000   Tenneco, Inc...........................................................................     14,575,500
                                                                                                    -------------
                                                                                                       27,787,562
                                                                                                    -------------
           DRUGS (2.6%)
 208,000   Abbott Laboratories....................................................................     13,637,000
                                                                                                    -------------
           ELECTRIC - MAJOR (2.7%)
 191,000   General Electric Co....................................................................     14,014,625
                                                                                                    -------------
           FOODS (2.7%)
 267,000   Quaker Oats Company (The)..............................................................     14,084,250
                                                                                                    -------------
           HEALTHCARE - DIVERSIFIED (2.7%)
 186,000   American Home Products Corp............................................................     14,229,000
                                                                                                    -------------
           INSURANCE (2.8%)
 189,000   Lincoln National Corp..................................................................     14,765,625
                                                                                                    -------------
           MACHINERY - AGRICULTURAL (2.8%)
 251,000   Deere & Co.............................................................................     14,636,437
                                                                                                    -------------
           MANUFACTURING - CONSUMER &
           INDUSTRIAL PRODUCTS (2.8%)
 264,000   Whirlpool Corp.........................................................................     14,520,000
                                                                                                    -------------
           MANUFACTURING - DIVERSIFIED INDUSTRIES (2.7%)
 203,000   Honeywell, Inc.........................................................................     13,905,500
                                                                                                    -------------

NUMBER OF
 SHARES                                                                                                 VALUE
-----------------------------------------------------------------------------------------------------------------
           METALS & MINING (2.7%)
 221,000   Phelps Dodge Corp......................................................................  $  13,757,250
                                                                                                    -------------
           NATURAL GAS (2.8%)
 349,000   Enron Corp.............................................................................     14,505,313
                                                                                                    -------------
           OFFICE EQUIPMENT & SUPPLIES (2.7%)
 158,000   Pitney Bowes, Inc......................................................................     14,210,125
                                                                                                    -------------
           OIL INTEGRATED - DOMESTIC (5.7%)
 184,000   Atlantic Richfield Co..................................................................     14,743,000
 430,000   USX-Marathon Group.....................................................................     14,512,500
                                                                                                    -------------
                                                                                                       29,255,500
                                                                                                    -------------
           OIL INTEGRATED - INTERNATIONAL (5.3%)
 223,000   Exxon Corp.............................................................................     13,644,813
 194,000   Mobil Corp.............................................................................     14,004,375
                                                                                                    -------------
                                                                                                       27,649,188
                                                                                                    -------------
           PAPER & FOREST PRODUCTS (2.8%)
 292,000   Weyerhaeuser Co........................................................................     14,326,250
                                                                                                    -------------
           PHOTOGRAPHY (2.8%)
 241,000   Eastman Kodak Co.......................................................................     14,655,813
                                                                                                    -------------
           RAILROADS (2.7%)
 261,000   CSX Corp...............................................................................     14,094,000
                                                                                                    -------------
           RESTAURANTS (0.2%)
  33,600   Tricon Global Restaurants, Inc.*.......................................................        976,500
                                                                                                    -------------
           RETAIL - DEPARTMENT STORES (2.8%)
 278,000   May Department Stores Co...............................................................     14,647,125
                                                                                                    -------------
           RETAIL - FOOD CHAINS (2.8%)
 698,000   American Stores Co.....................................................................     14,352,625
                                                                                                    -------------
           TELECOMMUNICATIONS (5.4%)
 155,000   Bell Atlantic Corp.....................................................................     14,105,000
 241,000   Sprint Corp............................................................................     14,128,625
                                                                                                    -------------
                                                                                                       28,233,625
                                                                                                    -------------
           TOBACCO (2.7%)
 311,000   Philip Morris Companies, Inc...........................................................     14,092,188
                                                                                                    -------------
           UTILITIES - ELECTRIC (5.6%)
 340,000   GPU, Inc...............................................................................     14,322,500
 470,000   Unicom Corp............................................................................     14,452,500
                                                                                                    -------------
                                                                                                       28,775,000
                                                                                                    -------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $439,470,235).........................................................    511,840,375
                                                                                                    -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
-----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (1.1%)
           REPURCHASE AGREEMENT
$  5,476   The Bank of New York 3.875% due 01/02/98 (dated 12/31/97; proceeds $5,477,278) (a)
             (IDENTIFIED COST $5,476,099).........................................................  $   5,476,099
                                                                                                    -------------

TOTAL INVESTMENTS
(IDENTIFIED COST $444,946,334) (b)........................................................   99.8 %   517,316,474

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    0.2       1,102,631
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 518,419,105
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

 *   Non-income producing security.
(a) Collateralized by $5,712,670 U.S. Treasury Bill 0.0% due 06/04/98 valued at $5,585,621.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $77,895,834 and the aggregate gross unrealized depreciation is $5,525,694, resulting in net unrealized appreciation of $72,370,140.

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (95.7%)
           ADVERTISING/MARKETING SERVICES (0.6%)
   6,200   Cognizant Corp.........................................................................  $    276,287
   5,100   Interpublic Group of Companies, Inc....................................................       254,044
   6,600   Omnicom Group, Inc.....................................................................       279,675
                                                                                                    ------------
                                                                                                         810,006
                                                                                                    ------------
           AEROSPACE & DEFENSE (0.7%)
   5,300   Boeing Co..............................................................................       259,369
   3,000   General Dynamics Corp..................................................................       259,312
   2,700   Lockheed Martin Corp...................................................................       265,950
   2,400   Northrop Grumman Corp..................................................................       276,000
                                                                                                    ------------
                                                                                                       1,060,631
                                                                                                    ------------
           AGRICULTURE RELATED (0.4%)
  12,000   Archer-Daniels-Midland Co..............................................................       260,250
   2,700   Pioneer Hi-Bred International, Inc.....................................................       289,575
                                                                                                    ------------
                                                                                                         549,825
                                                                                                    ------------
           AIR FREIGHT (0.2%)
   4,400   Federal Express Corp.*.................................................................       268,675
                                                                                                    ------------
           AIRLINES (0.8%)
   2,100   AMR Corp.*.............................................................................       269,850
   2,500   Delta Air Lines, Inc...................................................................       297,500
  11,550   Southwest Airlines Co..................................................................       284,419
   4,900   US Airways Group Inc.*.................................................................       306,250
                                                                                                    ------------
                                                                                                       1,158,019
                                                                                                    ------------
           ALUMINUM (0.5%)
   9,700   Alcan Aluminum Ltd. (Canada)...........................................................       267,962
   3,600   Aluminum Co. of America................................................................       253,350
   4,400   Reynolds Metals Co.....................................................................       264,000
                                                                                                    ------------
                                                                                                         785,312
                                                                                                    ------------
           AUTO PARTS - AFTER MARKET (1.5%)
  10,400   Cooper Tire & Rubber Co................................................................       253,500
   5,400   Dana Corp..............................................................................       256,500
   7,100   Echlin, Inc............................................................................       256,931
   7,600   Genuine Parts Co.......................................................................       257,925
   4,300   Goodyear Tire & Rubber Co..............................................................       273,587
   8,700   ITT Industries, Inc....................................................................       272,962
   5,900   Snap-On, Inc...........................................................................       257,387
   4,800   TRW, Inc...............................................................................       256,200
                                                                                                    ------------
                                                                                                       2,084,992
                                                                                                    ------------
           AUTOMOBILES (0.6%)
   7,300   Chrysler Corp..........................................................................       256,869
   5,500   Ford Motor Co..........................................................................       267,781

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   4,400   General Motors Corp....................................................................  $    266,750
                                                                                                    ------------
                                                                                                         791,400
                                                                                                    ------------
           BANKS - MONEY CENTER (1.5%)
   3,500   BankAmerica Corp.......................................................................       255,500
   2,200   Bankers Trust New York Corp............................................................       247,362
   2,300   Chase Manhattan Corp...................................................................       251,850
   2,100   Citicorp...............................................................................       265,519
   3,200   First Chicago NBD Corp.................................................................       267,200
   5,000   First Union Corp.......................................................................       256,250
   2,300   Morgan (J.P.) & Co., Inc...............................................................       259,612
   4,400   NationsBank Corp.......................................................................       267,575
                                                                                                    ------------
                                                                                                       2,070,868
                                                                                                    ------------
           BANKS - REGIONAL (4.3%)
   4,500   Banc One Corp..........................................................................       244,406
   5,000   Bank of New York Co., Inc..............................................................       289,062
   2,900   BankBoston Corp........................................................................       272,419
   3,800   Barnett Banks, Inc.....................................................................       273,125
   4,100   BB&T Corp..............................................................................       262,656
   3,100   Comerica, Inc..........................................................................       279,775
   3,600   CoreStates Financial Corp..............................................................       288,225
   3,575   Fifth Third Bancorp....................................................................       291,809
   3,600   Fleet Financial Group, Inc.............................................................       269,775
   7,400   Huntington Bancshares, Inc.............................................................       265,475
   3,800   KeyCorp................................................................................       269,087
   4,800   Mellon Bank Corp.......................................................................       291,000
   4,100   National City Corp.....................................................................       269,575
   8,000   Norwest Corp...........................................................................       309,000
   5,200   PNC Bank Corp..........................................................................       296,725
   2,400   Republic New York Corp.................................................................       274,050
   4,400   State Street Corp......................................................................       256,025
   3,500   SunTrust Banks, Inc....................................................................       249,812
   8,000   Synovus Financial Corp.................................................................       262,000
   2,700   U.S. Bancorp...........................................................................       302,231
   3,400   Wachovia Corp..........................................................................       275,825
     800   Wells Fargo & Co.......................................................................       271,550
                                                                                                    ------------
                                                                                                       6,063,607
                                                                                                    ------------
           BEVERAGES - ALCOHOLIC (0.8%)
   5,800   Anheuser-Busch Companies, Inc..........................................................       255,200
   5,100   Brown-Forman Corp. (Class B)...........................................................       281,775
   8,200   Coors (Adolph) Co. (Class B)...........................................................       271,625
   8,400   Seagram Co. Ltd. (Canada)..............................................................       271,425
                                                                                                    ------------
                                                                                                       1,080,025
                                                                                                    ------------
           BEVERAGES - SOFT DRINKS (0.6%)
   4,200   Coca Cola Co...........................................................................       279,825
   7,000   PepsiCo, Inc...........................................................................       255,062

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  10,000   Whitman Corp...........................................................................  $    260,625
                                                                                                    ------------
                                                                                                         795,512
                                                                                                    ------------
           BIOTECHNOLOGY (0.2%)
   5,400   Amgen Inc.*............................................................................       292,275
                                                                                                    ------------
           BROADCAST MEDIA (1.0%)
   9,700   CBS Corp...............................................................................       285,544
   3,800   Clear Channel Communications, Inc.*....................................................       301,862
   9,400   Comcast Corp. (Class A Special)........................................................       296,100
  10,300   Tele-Communications, Inc. (Class A)*...................................................       287,112
  10,100   U.S. West Media Group, Inc.*...........................................................       291,637
                                                                                                    ------------
                                                                                                       1,462,255
                                                                                                    ------------
           BUILDING MATERIALS (0.5%)
   3,600   Armstrong World Industries, Inc........................................................       269,100
   5,100   Masco Corp.............................................................................       259,462
   7,600   Owens-Corning..........................................................................       259,350
                                                                                                    ------------
                                                                                                         787,912
                                                                                                    ------------
           CHEMICALS (1.3%)
   3,200   Air Products & Chemicals, Inc..........................................................       263,200
   2,800   Dow Chemical Co........................................................................       284,200
   4,300   Du Pont (E.I.) De Nemours & Co., Inc...................................................       258,269
   4,500   Eastman Chemical Co....................................................................       268,031
   5,800   Praxair, Inc...........................................................................       261,000
   2,700   Rohm & Haas Co.........................................................................       258,525
   6,200   Union Carbide Corp.....................................................................       266,212
                                                                                                    ------------
                                                                                                       1,859,437
                                                                                                    ------------
           CHEMICALS - DIVERSIFIED (0.9%)
  14,700   Engelhard Corp.........................................................................       255,412
   4,000   FMC Corp.*.............................................................................       269,250
   6,200   Goodrich (B.F.) Co.....................................................................       256,912
   6,100   Monsanto Co............................................................................       256,200
   4,400   PPG Industries, Inc....................................................................       251,350
                                                                                                    ------------
                                                                                                       1,289,124
                                                                                                    ------------
           CHEMICALS - SPECIALTY (1.5%)
   4,700   Ecolab, Inc............................................................................       260,556
   3,400   Grace (W. R.) & Co.....................................................................       273,487
   5,800   Great Lakes Chemical Corp..............................................................       260,275
   5,200   Hercules, Inc..........................................................................       260,325
   5,000   International Flavors & Fragrances Inc.................................................       257,500
   7,900   Morton International, Inc..............................................................       271,562
   6,600   Nalco Chemical Co......................................................................       261,112

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   7,000   Sigma-Aldrich Corp.....................................................................  $    276,500
                                                                                                    ------------
                                                                                                       2,121,317
                                                                                                    ------------
           COMMERCIAL & CONSUMER SERVICES (1.0%)
   6,400   Block (H.&R.), Inc.....................................................................       286,800
   9,100   Cendant Corp.*.........................................................................       312,812
   8,600   Dun & Bradstreet Corp..................................................................       266,062
  19,700   Laidlaw, Inc. (Canada).................................................................       268,412
   7,500   Service Corp. International............................................................       277,031
                                                                                                    ------------
                                                                                                       1,411,117
                                                                                                    ------------
           COMMUNICATIONS EQUIPMENT (1.7%)
  11,100   Andrew Corp.*..........................................................................       265,706
  11,500   DSC Communications Corp.*..............................................................       274,562
   5,800   Harris Corp............................................................................       266,075
   3,100   Lucent Technologies Inc................................................................       247,612
   4,600   Motorola, Inc..........................................................................       262,487
  16,500   NextLevel Systems, Inc.*...............................................................       294,937
   3,100   Northern Telecom Ltd. (Canada).........................................................       275,900
  15,100   Scientific-Atlanta, Inc................................................................       252,925
   4,800   Tellabs, Inc.*.........................................................................       252,900
                                                                                                    ------------
                                                                                                       2,393,104
                                                                                                    ------------
           COMPUTER - NETWORKING (0.8%)
   7,100   3Com Corp.*............................................................................       247,612
  10,500   Bay Networks, Inc.*....................................................................       268,406
  19,000   Cabletron Systems, Inc.*...............................................................       285,000
   5,100   Cisco Systems, Inc.*...................................................................       284,325
                                                                                                    ------------
                                                                                                       1,085,343
                                                                                                    ------------
           COMPUTER SOFTWARE & SERVICES (2.2%)
   6,800   Adobe Systems, Inc.....................................................................       279,650
   7,100   Autodesk, Inc..........................................................................       260,925
   5,850   Computer Associates International, Inc.................................................       309,319
   3,200   Computer Sciences Corp.*...............................................................       267,200
   5,800   HBO & Co...............................................................................       278,037
   2,100   Microsoft Corp.*.......................................................................       271,294
  34,900   Novell, Inc.*..........................................................................       259,569
  11,900   Oracle Corp.*..........................................................................       264,775
   6,000   Parametric Technology Corp.*...........................................................       283,500
   4,600   Shared Medical Systems Corp............................................................       303,600
  21,100   Unisys Corp.*..........................................................................       292,762
                                                                                                    ------------
                                                                                                       3,070,631
                                                                                                    ------------
           COMPUTERS - PERIPHERAL EQUIPMENT (0.4%)
  10,600   EMC Corp.*.............................................................................       290,837
  13,400   Seagate Technology, Inc.*..............................................................       257,950
                                                                                                    ------------
                                                                                                         548,787
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMPUTERS - SYSTEMS (1.7%)
  19,200   Apple Computer, Inc.*..................................................................  $    250,800
   4,800   COMPAQ Computer Corp...................................................................       270,900
  14,000   Data General Corp.*....................................................................       244,125
   3,300   Dell Computer Corp.*...................................................................       277,200
   7,000   Digital Equipment Corp.*...............................................................       259,000
   4,200   Hewlett-Packard Co.....................................................................       262,500
   2,600   International Business Machines Corp...................................................       271,862
  21,500   Silicon Graphics, Inc.*................................................................       267,406
   7,000   Sun Microsystems, Inc.*................................................................       279,125
                                                                                                    ------------
                                                                                                       2,382,918
                                                                                                    ------------
           CONSUMER - NONCYCLICAL (0.4%)
   6,800   American Greetings Corp. (Class A).....................................................       266,050
  11,300   Jostens, Inc...........................................................................       260,606
                                                                                                    ------------
                                                                                                         526,656
                                                                                                    ------------
           CONTAINERS - METAL & GLASS (0.6%)
   7,600   Ball Corp..............................................................................       268,375
   5,200   Crown Cork & Seal Co., Inc.............................................................       260,650
   7,800   Owens-Illinois, Inc.*..................................................................       295,912
                                                                                                    ------------
                                                                                                         824,937
                                                                                                    ------------
           CONTAINERS - PAPER (0.7%)
   6,500   Bemis Company, Inc.....................................................................       286,406
  24,900   Stone Container Corp...................................................................       259,894
   5,100   Temple-Inland, Inc.....................................................................       266,794
   4,800   Union Camp Corp........................................................................       257,700
                                                                                                    ------------
                                                                                                       1,070,794
                                                                                                    ------------
           DATA PROCESSING (0.8%)
   4,900   Automatic Data Processing, Inc.........................................................       300,737
   6,300   Ceridian Corp.*........................................................................       288,619
   7,700   Equifax, Inc...........................................................................       272,869
   9,800   First Data Corp........................................................................       286,650
                                                                                                    ------------
                                                                                                       1,148,875
                                                                                                    ------------
           DISTRIBUTORS - FOOD & HEALTH (0.7%)
   3,400   Cardinal Health, Inc...................................................................       255,425
  12,600   Fleming Companies, Inc.................................................................       169,312
   6,700   Supervalu, Inc.........................................................................       280,562
   6,400   Sysco Corp.............................................................................       291,600
                                                                                                    ------------
                                                                                                         996,899
                                                                                                    ------------
           ELECTRICAL EQUIPMENT (1.5%)
   6,500   AMP, Inc...............................................................................       273,000
   4,500   Emerson Electric Co....................................................................       253,969
   3,600   General Electric Co....................................................................       264,150
   6,200   General Signal Corp....................................................................       261,562
   3,800   Honeywell, Inc.........................................................................       260,300

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   6,000   Raychem Corp...........................................................................  $    258,375
   5,200   Rockwell International Corp............................................................       271,700
   5,500   Thomas & Betts Corp....................................................................       259,875
                                                                                                    ------------
                                                                                                       2,102,931
                                                                                                    ------------
           ELECTRONIC COMPONENTS (0.2%)
   2,700   Grainger (W.W.), Inc...................................................................       262,406
                                                                                                    ------------
           ELECTRONICS - DEFENSE (0.2%)
   5,101   Raytheon Co. (Class B).................................................................       257,578
                                                                                                    ------------
           ELECTRONICS - INSTRUMENTATION (0.5%)
  13,000   EG & G, Inc............................................................................       270,562
   3,600   Perkin-Elmer Corp......................................................................       255,825
   6,600   Tektronix, Inc.........................................................................       261,937
                                                                                                    ------------
                                                                                                         788,324
                                                                                                    ------------
           ELECTRONICS - SEMICONDUCTORS (1.1%)
  14,500   Advanced Micro Devices, Inc.*..........................................................       260,094
   3,500   Intel Corp.............................................................................       245,656
  13,000   LSI Logic Corp.*.......................................................................       256,750
  10,100   Micron Technology, Inc.*...............................................................       262,600
  10,000   National Semiconductor Corp.*..........................................................       259,375
   6,000   Texas Instruments, Inc.................................................................       270,000
                                                                                                    ------------
                                                                                                       1,554,475
                                                                                                    ------------
           ENGINEERING & CONSTRUCTION (0.6%)
   7,100   Fluor Corp.............................................................................       265,362
   9,500   Foster Wheeler Corp....................................................................       257,094
   7,700   McDermott International, Inc...........................................................       282,012
                                                                                                    ------------
                                                                                                         804,468
                                                                                                    ------------
           ENTERTAINMENT (0.8%)
   5,000   King World Productions Inc.*...........................................................       288,750
   4,500   Time Warner, Inc.......................................................................       279,000
   7,400   Viacom, Inc. (Class B)*................................................................       306,637
   3,000   Walt Disney Co.........................................................................       297,187
                                                                                                    ------------
                                                                                                       1,171,574
                                                                                                    ------------
           FACILITIES & ENVIRONMENTAL SERVICES (0.2%)
  10,400   Safety-Kleen Corp......................................................................       285,350
                                                                                                    ------------
           FINANCE - CONSUMER (1.2%)
   3,400   Beneficial Corp........................................................................       282,625
   6,700   Countrywide Credit Industries, Inc.....................................................       287,262
  10,300   Green Tree Financial Corp..............................................................       269,731
   2,100   Household International, Inc...........................................................       267,881
  10,000   MBNA Corp..............................................................................       273,125
   6,100   Providian Financial Corp...............................................................       275,644
                                                                                                    ------------
                                                                                                       1,656,268
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           FINANCE - DIVERSIFIED (1.6%)
   2,900   American Express Co....................................................................  $    258,825
   4,800   American General Corp..................................................................       259,500
   5,100   Fannie Mae.............................................................................       291,019
   6,600   Federal Home Loan Mortgage Corp........................................................       276,787
   4,000   MBIA Inc...............................................................................       267,250
   4,400   MGIC Investment Corp...................................................................       292,600
   5,400   Morgan Stanley, Dean Witter, Discover & Co. (Note 3)...................................       319,275
   6,450   SunAmerica, Inc........................................................................       275,737
                                                                                                    ------------
                                                                                                       2,240,993
                                                                                                    ------------
           FOODS (2.3%)
   4,800   Campbell Soup Co.......................................................................       279,000
   7,600   ConAgra, Inc...........................................................................       249,375
   2,500   CPC International Inc..................................................................       269,375
   3,400   General Mills, Inc.....................................................................       243,525
   5,300   Heinz (H.J.) Co........................................................................       269,306
   4,500   Hershey Foods Corp.....................................................................       278,719
   5,800   Kellogg Co.............................................................................       287,825
   5,100   Quaker Oats Company (The)..............................................................       269,025
   2,700   Ralston-Ralston Purina Group...........................................................       250,931
   4,800   Sara Lee Corp..........................................................................       270,300
   4,400   Unilever N.V. (ADR) (Netherlands)......................................................       274,725
   3,400   Wrigley (Wm.) Jr. Co. (Class A)........................................................       270,512
                                                                                                    ------------
                                                                                                       3,212,618
                                                                                                    ------------
           FOOTWEAR (0.4%)
   6,500   Nike, Inc. (Class B)...................................................................       255,125
   9,200   Reebok International Ltd. (United Kingdom)*............................................       265,075
                                                                                                    ------------
                                                                                                         520,200
                                                                                                    ------------
           GAMING, LOTTERY, & PARI-MUTUEL COMPANIES (0.4%)
  14,100   Harrah's Entertainment, Inc.*..........................................................       266,137
  11,900   Mirage Resorts, Inc.*..................................................................       270,725
                                                                                                    ------------
                                                                                                         536,862
                                                                                                    ------------
           GOLD & PRECIOUS METALS MINING (1.0%)
  14,800   Barrick Gold Corp. (Canada)............................................................       275,650
  47,000   Battle Mountain Gold Co................................................................       276,125
  44,800   Echo Bay Mines Ltd. (Canada)...........................................................       109,200
  28,700   Homestake Mining Co....................................................................       254,712
   8,700   Newmont Mining Corp....................................................................       255,562
  21,500   Placer Dome Inc. (Canada)..............................................................       272,781
                                                                                                    ------------
                                                                                                       1,444,030
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           HARDWARE & TOOLS (0.4%)
   6,600   Black & Decker Corp....................................................................  $    257,812
   5,800   Stanley Works..........................................................................       273,687
                                                                                                    ------------
                                                                                                         531,499
                                                                                                    ------------
           HEALTHCARE - DIVERSIFIED (1.3%)
   3,900   Abbott Laboratories....................................................................       255,694
   7,800   Allergan, Inc..........................................................................       261,787
   3,400   American Home Products Corp............................................................       260,100
   3,100   Bristol-Myers Squibb Co................................................................       293,337
   4,100   Johnson & Johnson......................................................................       270,087
   6,900   Mallinckrodt Group, Inc................................................................       262,200
   2,300   Warner-Lambert Co......................................................................       285,200
                                                                                                    ------------
                                                                                                       1,888,405
                                                                                                    ------------
           HEALTHCARE - DRUGS (1.0%)
   4,200   Lilly (Eli) & Co.......................................................................       292,425
   2,700   Merck & Co., Inc.......................................................................       286,875
   4,000   Pfizer, Inc............................................................................       298,250
   7,400   Pharmacia & Upjohn, Inc................................................................       271,025
   4,400   Schering-Plough Corp...................................................................       273,350
                                                                                                    ------------
                                                                                                       1,421,925
                                                                                                    ------------
           HEALTHCARE - HMOS (0.4%)
  13,700   Humana, Inc.*..........................................................................       284,275
   5,500   United Healthcare Corp.................................................................       273,281
                                                                                                    ------------
                                                                                                         557,556
                                                                                                    ------------
           HEALTHCARE - LONG TERM (0.4%)
   9,600   Healthsouth Corp.*.....................................................................       266,400
   7,500   Manor Care, Inc........................................................................       262,500
                                                                                                    ------------
                                                                                                         528,900
                                                                                                    ------------
           HEALTHCARE - SPECIALIZED SERVICES (0.2%)
   9,000   ALZA Corp. (Class A)*..................................................................       286,312
                                                                                                    ------------
           HEAVY DUTY TRUCKS & PARTS (0.5%)
   4,600   Cummins Engine Co., Inc................................................................       271,687
  10,400   Navistar International Corp.*..........................................................       258,050
   4,700   PACCAR, Inc............................................................................       246,750
                                                                                                    ------------
                                                                                                         776,487
                                                                                                    ------------
           HOME BUILDING (0.8%)
   4,500   Centex Corp............................................................................       283,219
   6,900   Fleetwood Enterprises, Inc.............................................................       292,819
  11,500   Kaufman & Broad Home Corp..............................................................       258,031
   6,300   Pulte Corp.............................................................................       263,419
                                                                                                    ------------
                                                                                                       1,097,488
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           HOSPITAL MANAGEMENT (0.4%)
   8,800   Columbia/HCA Healthcare Corp...........................................................  $    260,700
   9,000   Tenet Healthcare Corp.*................................................................       298,125
                                                                                                    ------------
                                                                                                         558,825
                                                                                                    ------------
           HOUSEHOLD FURNISHINGS & APPLIANCES (0.4%)
   7,300   Maytag Corp............................................................................       272,381
   5,000   Whirlpool Corp.........................................................................       275,000
                                                                                                    ------------
                                                                                                         547,381
                                                                                                    ------------
           HOUSEHOLD PRODUCTS - NON-DURABLE (0.9%)
   3,400   Clorox Co..............................................................................       268,812
   3,900   Colgate-Palmolive Co...................................................................       286,650
   6,800   Fort James Corp........................................................................       260,100
   5,000   Kimberly-Clark Corp....................................................................       246,562
   3,300   Procter & Gamble Co....................................................................       263,381
                                                                                                    ------------
                                                                                                       1,325,505
                                                                                                    ------------
           HOUSEWARES (0.7%)
   7,600   Fortune Brands, Inc....................................................................       281,675
   6,000   Newell Co..............................................................................       255,000
  10,150   Rubbermaid, Inc........................................................................       253,750
   9,600   Tupperware Corp........................................................................       267,600
                                                                                                    ------------
                                                                                                       1,058,025
                                                                                                    ------------
           INSURANCE BROKERS (0.4%)
   4,500   Aon Corp...............................................................................       263,812
   3,600   Marsh & McLennan Companies, Inc........................................................       268,425
                                                                                                    ------------
                                                                                                         532,237
                                                                                                    ------------
           INVESTMENT BANKING/BROKERAGE (0.4%)
   3,800   Merrill Lynch & Co., Inc...............................................................       277,162
   7,350   Schwab (Charles) Corp..................................................................       308,241
                                                                                                    ------------
                                                                                                         585,403
                                                                                                    ------------
           LEISURE TIME - PRODUCTS (0.6%)
   8,500   Brunswick Corp.........................................................................       257,656
   9,300   Hasbro, Inc............................................................................       292,950
   7,400   Mattel, Inc............................................................................       275,650
                                                                                                    ------------
                                                                                                         826,256
                                                                                                    ------------
           LIFE & HEALTH INSURANCE (1.1%)
   3,900   Aetna, Inc.............................................................................       275,194
   6,000   Conseco, Inc...........................................................................       272,625
   3,400   Jefferson-Pilot Corp...................................................................       264,775
   6,000   Torchmark Corp.........................................................................       252,375
   2,500   Transamerica Corp......................................................................       266,250

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   5,100   UNUM Corp..............................................................................  $    277,312
                                                                                                    ------------
                                                                                                       1,608,531
                                                                                                    ------------
           LODGING - HOTELS (0.5%)
   8,700   Hilton Hotels Corp.....................................................................       258,825
   3,500   ITT Corp.*.............................................................................       290,062
   3,500   Marriot International, Inc.............................................................       242,375
                                                                                                    ------------
                                                                                                         791,262
                                                                                                    ------------
           MACHINERY - DIVERSIFIED (1.9%)
   4,400   Case Corp..............................................................................       265,925
   5,700   Caterpillar Inc........................................................................       276,806
  10,500   Cincinnati Milacron, Inc...............................................................       272,344
   5,300   Cooper Industries, Inc.................................................................       259,700
   4,600   Deere & Co.............................................................................       268,237
   7,200   Dover Corp.............................................................................       260,100
   7,200   Harnischfeger Industries, Inc..........................................................       254,250
   6,600   Ingersoll-Rand Co......................................................................       267,300
   2,400   NACCO Industries, Inc. (Class A).......................................................       257,250
   7,400   Timken Co..............................................................................       254,375
                                                                                                    ------------
                                                                                                       2,636,287
                                                                                                    ------------
           MANUFACTURING - DIVERSIFIED (2.6%)
   5,500   Aeroquip-Vickers, Inc..................................................................       269,844
   7,000   AlliedSignal, Inc......................................................................       272,562
   7,100   Corning, Inc...........................................................................       263,588
   6,100   Crane Co...............................................................................       264,588
   2,900   Eaton Corp.............................................................................       258,825
   4,700   Illinois Tool Works Inc................................................................       282,588
   5,500   Johnson Controls, Inc..................................................................       262,625
   3,100   Minnesota Mining & Manufacturing Co....................................................       254,394
   5,200   National Service Industries, Inc.......................................................       257,725
   6,700   Tenneco, Inc...........................................................................       264,650
   4,300   Textron Inc............................................................................       268,750
   6,500   Thermo Electron Corp.*.................................................................       289,250
   5,800   Tyco International Ltd.................................................................       261,363
   3,700   United Technologies Corp...............................................................       269,406
                                                                                                    ------------
                                                                                                       3,740,158
                                                                                                    ------------
           MANUFACTURING - SPECIALIZED (0.9%)
   6,000   Avery Dennison Corp....................................................................       268,500
   5,400   Briggs & Stratton Corp.................................................................       262,238
   7,300   Millipore Corp.........................................................................       247,744
  12,500   Pall Corp..............................................................................       258,594
   5,550   Parker-Hannifin Corp...................................................................       254,606
                                                                                                    ------------
                                                                                                       1,291,682
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MEDICAL PRODUCTS & SUPPLIES (1.9%)
   9,000   Bard (C.R.), Inc.......................................................................  $    281,813
   6,700   Bausch & Lomb, Inc.....................................................................       265,488
   5,300   Baxter International, Inc..............................................................       267,319
   5,000   Becton, Dickinson & Co.................................................................       250,000
  11,500   Biomet, Inc............................................................................       293,250
   5,500   Boston Scientific Corp.*...............................................................       252,313
   4,800   Guidant Corp...........................................................................       298,800
   5,400   Medtronic, Inc.........................................................................       282,488
   8,700   St. Jude Medical, Inc.*................................................................       265,350
   9,500   United States Surgical Corp............................................................       278,469
                                                                                                    ------------
                                                                                                       2,735,290
                                                                                                    ------------
           METALS & MINING (0.9%)
  11,400   ASARCO, Inc............................................................................       255,788
  17,000   Cyprus Amax Minerals Co................................................................       261,375
  16,500   Freeport-McMoran Copper & Gold, Inc. (Class B).........................................       259,875
  14,900   Inco Ltd. (Canada).....................................................................       253,300
   4,100   Phelps Dodge Corp......................................................................       255,225
                                                                                                    ------------
                                                                                                       1,285,563
                                                                                                    ------------
           MULTI-LINE INSURANCE (1.1%)
   2,350   American International Group, Inc......................................................       255,563
   1,500   CIGNA Corp.............................................................................       259,594
   3,000   Hartford Financial Services Group Inc. (Note 3)........................................       280,688
   3,400   Lincoln National Corp..................................................................       265,625
   2,400   Loews Corp.............................................................................       254,700
   5,500   Travelers Group, Inc...................................................................       296,313
                                                                                                    ------------
                                                                                                       1,612,483
                                                                                                    ------------
           OFFICE EQUIPMENT & SUPPLIES (0.4%)
  18,100   Moore Corp. Ltd. (Canada)..............................................................       273,763
   3,000   Pitney Bowes, Inc......................................................................       269,813
                                                                                                    ------------
                                                                                                         543,576
                                                                                                    ------------
           OIL & GAS - EXPLORATION & PRODUCTION (0.2%)
   2,800   Burlington Northern Santa Fe Corp......................................................       260,225
                                                                                                    ------------
           OIL & GAS - REFINING & MARKETING (0.2%)
   5,000   Ashland, Inc...........................................................................       268,438
                                                                                                    ------------
           OIL & GAS DRILLING (1.3%)
   5,900   Baker Hughes, Inc......................................................................       257,388
   6,300   Dresser Industries, Inc................................................................       264,206
   5,400   Halliburton Co.........................................................................       280,463
   4,000   Helmerich & Payne, Inc.................................................................       271,500
   9,200   Rowan Companies, Inc.*.................................................................       280,600

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   3,400   Schlumberger, Ltd......................................................................  $    273,700
   3,800   Western Atlas, Inc.*...................................................................       281,200
                                                                                                    ------------
                                                                                                       1,909,057
                                                                                                    ------------
           OIL - EXPLORATION & PRODUCTION (0.8%)
   4,400   Anardarko Petroleum Corp...............................................................       267,025
   7,500   Apache Corp............................................................................       262,969
   6,600   Burlington Resources, Inc..............................................................       295,763
  11,100   Oryx Energy Co.*.......................................................................       283,050
                                                                                                    ------------
                                                                                                       1,108,807
                                                                                                    ------------
           OIL INTEGRATED - DOMESTIC (1.9%)
   4,700   Amerada Hess Corp......................................................................       257,913
   3,300   Atlantic Richfield Co..................................................................       264,413
   4,200   Kerr-McGee Corp........................................................................       265,913
   9,600   Occidental Petroleum Corp..............................................................       281,400
   3,800   Pennzoil Co............................................................................       253,888
   5,400   Phillips Petroleum Co..................................................................       262,575
   6,300   Sun Co., Inc...........................................................................       264,994
  11,000   Union Pacific Resources Group, Inc.....................................................       266,750
   6,800   Unocal Corp............................................................................       263,925
   8,300   USX-Marathon Group.....................................................................       280,125
                                                                                                    ------------
                                                                                                       2,661,896
                                                                                                    ------------
           OIL INTEGRATED - INTERNATIONAL (1.1%)
   3,100   Amoco Corp.............................................................................       263,888
   3,200   Chevron Corp...........................................................................       246,400
   4,200   Exxon Corp.............................................................................       256,988
   3,600   Mobil Corp.............................................................................       259,875
   4,800   Royal Dutch Petroleum Co. (ADR) (Netherlands)..........................................       260,100
   4,500   Texaco, Inc............................................................................       244,688
                                                                                                    ------------
                                                                                                       1,531,939
                                                                                                    ------------
           PAPER & FOREST PRODUCTS (1.8%)
   8,200   Boise Cascade Corp.....................................................................       248,050
   5,900   Champion International Corp............................................................       267,344
   4,300   Georgia-Pacific Corp...................................................................       261,225
   6,000   International Paper Co.................................................................       258,750
  13,600   Louisiana-Pacific Corp.................................................................       258,400
   9,000   Mead Corp..............................................................................       252,000
   6,200   Potlatch Corp..........................................................................       266,600
   8,200   Westvaco Corp..........................................................................       257,788
   5,300   Weyerhaeuser Co........................................................................       260,031
   8,000   Willamette Industries, Inc.............................................................       257,500
                                                                                                    ------------
                                                                                                       2,587,688
                                                                                                    ------------
           PERSONAL CARE (0.5%)
   7,900   Alberto-Culver Co. (Class B)...........................................................       253,294
   4,000   Avon Products, Inc.....................................................................       245,500

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   2,800   Gillette Co............................................................................  $    281,225
                                                                                                    ------------
                                                                                                         780,019
                                                                                                    ------------
           PHOTOGRAPHY/IMAGING (0.8%)
   4,300   Eastman Kodak Co.......................................................................       261,494
  10,000   IKON Office Solutions, Inc.............................................................       281,250
   5,100   Polaroid Corp..........................................................................       248,306
   3,700   Xerox Corp.............................................................................       273,106
                                                                                                    ------------
                                                                                                       1,064,156
                                                                                                    ------------
           PROPERTY - CASUALTY INSURANCE (1.5%)
   3,100   Allstate Corp..........................................................................       281,713
   3,500   Chubb Corp.............................................................................       264,688
   1,900   Cincinnati Financial Corp..............................................................       266,950
   1,200   General Re Corp........................................................................       254,400
   2,300   Progressive Corp.......................................................................       275,713
   5,200   Safeco Corp............................................................................       252,850
   3,100   St. Paul Companies, Inc................................................................       254,394
  11,200   USF&G Corp.............................................................................       247,100
                                                                                                    ------------
                                                                                                       2,097,808
                                                                                                    ------------
           PUBLISHING (0.8%)
   5,100   Dow Jones & Co., Inc...................................................................       273,806
   3,700   McGraw-Hill, Inc.......................................................................       273,800
   7,400   Meredith Corp..........................................................................       264,088
   4,800   Times Mirror Co. (Class A).............................................................       295,200
                                                                                                    ------------
                                                                                                       1,106,894
                                                                                                    ------------
           PUBLISHING - NEWSPAPER (0.8%)
   4,600   Gannett Co., Inc.......................................................................       284,338
   5,000   Knight-Ridder, Inc.....................................................................       260,000
   4,400   New York Times Co. (Class A)...........................................................       290,950
   4,600   Tribune Co.............................................................................       286,350
                                                                                                    ------------
                                                                                                       1,121,638
                                                                                                    ------------
           RAILROADS (0.6%)
   4,700   CSX Corp...............................................................................       253,800
   8,600   Norfolk Southern Corp..................................................................       264,988
   4,200   Union Pacific Corp.....................................................................       262,238
                                                                                                    ------------
                                                                                                         781,026
                                                                                                    ------------
           RESTAURANTS (0.7%)
  21,500   Darden Restaurants, Inc................................................................       268,750
   5,400   McDonald's Corp........................................................................       257,850
   9,000   TRICON Global Restaurants, Inc.*.......................................................       261,563
  11,200   Wendy's International, Inc.............................................................       269,500
                                                                                                    ------------
                                                                                                       1,057,663
                                                                                                    ------------
           RETAIL - BUILDING SUPPLIES (0.6%)
   4,500   Home Depot, Inc........................................................................       264,938
   6,300   Lowe's Companies, Inc..................................................................       300,431

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   9,800   Sherwin-Williams Co....................................................................  $    271,950
                                                                                                    ------------
                                                                                                         837,319
                                                                                                    ------------
           RETAIL - COMPUTERS & ELECTRONICS (0.4%)
   7,500   Circuit City Stores, Inc...............................................................       266,719
   6,800   Tandy Corp.............................................................................       262,225
                                                                                                    ------------
                                                                                                         528,944
                                                                                                    ------------
           RETAIL - DEPARTMENT STORES (1.3%)
   8,000   Dillard Department Stores, Inc. (Class A)..............................................       282,000
   6,100   Federated Department Stores, Inc.*.....................................................       262,681
   4,900   Harcourt General, Inc..................................................................       268,275
   5,100   May Department Stores Co...............................................................       268,706
   4,400   Mercantile Stores Co., Inc.............................................................       267,850
   4,400   Nordstrom, Inc.........................................................................       264,550
   4,400   Penney (J.C.) Co., Inc.................................................................       265,375
                                                                                                    ------------
                                                                                                       1,879,437
                                                                                                    ------------
           RETAIL - DRUG STORES (0.8%)
   4,100   CVS Corp...............................................................................       262,656
   8,900   Longs Drug Stores Corp.................................................................       285,913
   4,400   Rite Aid Corp..........................................................................       258,225
   9,100   Walgreen Co............................................................................       285,513
                                                                                                    ------------
                                                                                                       1,092,307
                                                                                                    ------------
           RETAIL - FOOD CHAINS (1.2%)
   6,300   Albertson's, Inc.......................................................................       298,463
  12,600   American Stores Co.....................................................................       259,088
   7,500   Giant Food, Inc. (Class A).............................................................       252,656
   8,500   Great Atlantic & Pacific Tea Co., Inc..................................................       252,344
   8,400   Kroger Co.*............................................................................       310,275
   6,700   Winn-Dixie Stores, Inc.................................................................       292,706
                                                                                                    ------------
                                                                                                       1,665,532
                                                                                                    ------------
           RETAIL - GENERAL MERCHANDISE (1.0%)
   6,200   Costco Companies, Inc.*................................................................       276,288
   4,200   Dayton-Hudson Corp.....................................................................       283,500
  23,000   Kmart Corp.*...........................................................................       265,938
   6,200   Sears, Roebuck & Co....................................................................       280,550
   6,600   Wal-Mart Stores, Inc. (Class A)........................................................       260,288
                                                                                                    ------------
                                                                                                       1,366,564
                                                                                                    ------------
           RETAIL - SPECIALTY (0.8%)
   8,900   AutoZone, Inc.*........................................................................       258,100
  11,500   Pep Boys-Manny, Moe & Jack.............................................................       274,563
   9,000   Toys 'R' Us, Inc.*.....................................................................       282,938
  12,600   Woolworth Corp.*.......................................................................       256,725
                                                                                                    ------------
                                                                                                       1,072,326
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           RETAIL - SPECIALTY APPAREL (0.8%)
  52,000   Charming Shoppes, Inc.*................................................................  $    240,500
   7,950   Gap, Inc...............................................................................       281,728
  10,300   Limited (The), Inc.....................................................................       262,650
   8,400   TJX Companies, Inc.....................................................................       288,750
                                                                                                    ------------
                                                                                                       1,073,628
                                                                                                    ------------
           SAVINGS & LOAN COMPANIES (0.6%)
   4,300   Ahmanson (H.F.) & Co...................................................................       287,831
   2,900   Golden West Financial Corp.............................................................       283,656
   4,180   Washington Mutual, Inc.................................................................       266,475
                                                                                                    ------------
                                                                                                         837,962
                                                                                                    ------------
           SEMICONDUCTOR EQUIPMENT (0.4%)
   8,700   Applied Materials, Inc.*...............................................................       261,544
   6,800   KLA-Tencor Corp.*......................................................................       262,225
                                                                                                    ------------
                                                                                                         523,769
                                                                                                    ------------
           SPECIALTY PRINTING (0.5%)
   7,300   Deluxe Corp............................................................................       251,850
   7,000   Donnelley (R.R.) & Sons Co.............................................................       260,750
  12,400   Harland (John H.) Co...................................................................       260,400
                                                                                                    ------------
                                                                                                         773,000
                                                                                                    ------------
           STEEL & IRON (1.3%)
   9,900   Allegheny Teledyne Inc.................................................................       256,163
  55,000   Armco, Inc.............................................................................       271,563
  28,900   Bethlehem Steel Corp.*.................................................................       249,263
  15,900   Inland Steel Industries, Inc...........................................................       272,288
   5,700   Nucor Corp.............................................................................       275,381
   9,500   USX-U.S. Steel Group, Inc..............................................................       296,875
  16,300   Worthington Industries, Inc............................................................       266,913
                                                                                                    ------------
                                                                                                       1,888,446
                                                                                                    ------------
           TELECOMMUNICATIONS - CELLULAR/WIRELESS (0.2%)
   7,000   Airtouch Communications, Inc.*.........................................................       290,938
                                                                                                    ------------
           TELECOMMUNICATIONS - LONG DISTANCE (0.8%)
   4,500   AT&T Corp..............................................................................       275,625
   6,700   MCI Communications Corp................................................................       286,844
   4,700   Sprint Corp............................................................................       275,538
   8,300   WorldCom, Inc.*........................................................................       251,075
                                                                                                    ------------
                                                                                                       1,089,082
                                                                                                    ------------
           TELEPHONES (1.6%)
   7,100   ALLTEL Corp............................................................................       291,544
   3,500   Ameritech Corp.........................................................................       281,750
   3,200   Bell Atlantic Corp.....................................................................       291,200
   5,100   BellSouth Corp.........................................................................       287,194
  10,600   Frontier Corp..........................................................................       255,063

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   5,700   GTE Corp...............................................................................  $    297,825
   3,900   SBC Communications, Inc................................................................       285,675
   6,300   U.S. West Communications Group, Inc....................................................       284,288
                                                                                                    ------------
                                                                                                       2,274,539
                                                                                                    ------------
           TEXTILES - APPAREL (0.7%)
  10,300   Fruit of the Loom, Inc. (Class A)*.....................................................       263,938
   6,400   Liz Claiborne, Inc.....................................................................       267,600
   9,400   Russell Corp...........................................................................       249,688
   5,600   VF Corp................................................................................       257,250
                                                                                                    ------------
                                                                                                       1,038,476
                                                                                                    ------------
           TEXTILES - HOME FURNISHINGS (0.2%)
   5,200   Springs Industries, Inc. (Class A).....................................................       270,400
                                                                                                    ------------
           TOBACCO (0.4%)
   6,000   Philip Morris Companies, Inc...........................................................       271,875
   7,900   UST, Inc...............................................................................       291,806
                                                                                                    ------------
                                                                                                         563,681
                                                                                                    ------------
           TRUCKERS (0.4%)
   5,600   Caliber System, Inc....................................................................       272,650
   8,200   Ryder System, Inc......................................................................       268,550
                                                                                                    ------------
                                                                                                         541,200
                                                                                                    ------------
           UTILITIES - ELECTRIC (5.2%)
   5,200   American Electric Power Co., Inc.......................................................       268,450
   8,600   Baltimore Gas & Electric Co............................................................       292,938
   6,700   Carolina Power & Light Co..............................................................       284,331
  10,600   Central & South West Corp..............................................................       286,863
   7,400   CINergy Corp...........................................................................       283,513
   7,000   Consolidated Edison Co. of New York, Inc...............................................       287,000
   6,400   Dominion Resources, Inc................................................................       272,400
   8,000   DTE Energy Co..........................................................................       277,500
   5,000   Duke Power Co..........................................................................       276,875
  10,000   Edison International...................................................................       271,875
   9,800   Entergy Corp...........................................................................       293,388
  10,100   FirstEnergy Corp.*.....................................................................       292,900
   4,800   FPL Group, Inc.........................................................................       284,100
   6,700   GPU, Inc...............................................................................       282,238
  11,000   Houston Industries, Inc................................................................       293,563
  26,700   Niagara Mohawk Power Corp.*............................................................       280,350
   4,900   Northern States Power Co...............................................................       285,425
  10,600   PacifiCorp.............................................................................       289,513
  11,200   PECO Energy Co.........................................................................       271,600
   9,500   PG & E Corp............................................................................       289,156
  11,200   PP&L Resources, Inc....................................................................       268,100

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   9,300   Public Service Enterprise Group, Inc...................................................  $    294,694
  10,800   Southern Co............................................................................       279,450
   7,000   Texas Utilities Co.....................................................................       290,938
   9,500   Unicom Corp............................................................................       292,125
   6,500   Union Electric Co......................................................................       281,125
                                                                                                    ------------
                                                                                                       7,370,410
                                                                                                    ------------
           UTILITIES - NATURAL GAS (2.1%)
   4,200   Coastal Corp...........................................................................       260,138
   3,500   Columbia Gas System, Inc...............................................................       274,969
   4,400   Consolidated Natural Gas Co............................................................       266,200
   6,500   Eastern Enterprises....................................................................       292,500
   6,500   Enron Corp.............................................................................       270,156
   6,400   NICOR, Inc.............................................................................       270,000
   7,200   ONEOK, Inc.............................................................................       290,700
   7,300   Pacific Enterprises....................................................................       274,663
   6,600   Peoples Energy Corp....................................................................       259,875
   5,800   Sonat, Inc.............................................................................       265,350
  10,400   Williams Companies, Inc................................................................       295,100
                                                                                                    ------------
                                                                                                       3,019,651
                                                                                                    ------------
           WASTE MANAGEMENT (0.4%)
   6,900   Browning-Ferris Industries, Inc........................................................       255,300
   9,900   Waste Management Inc...................................................................       272,250
                                                                                                    ------------
                                                                                                         527,550
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $107,331,778).........................................................   135,258,781
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENTS (6.7%)
           U.S. GOVERNMENT AGENCIES (a) (6.3%)
$  5,400   Federal Home Loan Mortgage Corp. 6.00% due 01/02/98....................................     5,399,100
   3,500   Federal National Mortgage Assoc. 5.75-5.76% due 01/05/98-01/08/98......................     3,497,283
                                                                                                    ------------

           TOTAL U.S. GOVERNMENT AGENCIES
           (AMORTIZED COST $8,896,383)............................................................     8,896,383
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------

           REPURCHASE AGREEMENT (0.4%)
$    564   The Bank of New York 3.875% due 01/02/98 (dated 12/31/97; proceeds $563,851) (b)
             (IDENTIFIED COST $563,729)...........................................................  $    563,729
                                                                                                    ------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $9,460,112)...........................................................     9,460,112
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $116,791,890) (C)........................................................  102.4 %   144,718,893

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (2.4)     (3,402,720)
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 141,316,173
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $559,495 U.S. Treasury Note 6.25% due 10/31/01 valued at $575,004.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $31,397,848 and the aggregate gross unrealized depreciation is $3,470,845, resulting in net unrealized appreciation of $27,927,003.

                       SEE NOTES TO FINANCIAL STATEMENTS

CORE EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (97.4%)
           AEROSPACE (2.8%)
  23,400   Boeing Co...............................................................................  $ 1,145,137
                                                                                                     -----------
           AIRLINES (6.7%)
   3,000   AMR Corp.*..............................................................................      385,500
  12,000   Delta Air Lines, Inc....................................................................    1,428,000
   9,600   UAL Corp.*..............................................................................      888,000
                                                                                                     -----------
                                                                                                       2,701,500
                                                                                                     -----------
           AUTO PARTS - ORIGINAL EQUIPMENT (4.4%)
  21,100   Lear Corp.*.............................................................................    1,002,250
  12,100   Magna International, Inc. (Class A) (Canada)............................................      760,031
                                                                                                     -----------
                                                                                                       1,762,281
                                                                                                     -----------
           BANKS - MONEY CENTER (0.5%)
   1,700   Citicorp................................................................................      214,944
                                                                                                     -----------
           BANKS - REGIONAL (3.5%)
   4,200   Wells Fargo & Co........................................................................    1,425,637
                                                                                                     -----------
           BEVERAGES - SOFT DRINKS (1.9%)
  21,400   PepsiCo, Inc............................................................................      779,762
                                                                                                     -----------
           BROKERAGE (2.6%)
  14,500   Merrill Lynch & Co., Inc................................................................    1,057,594
                                                                                                     -----------
           CABLE & TELECOMMUNICATIONS (2.4%)
  23,700   Cox Communications, Inc. (Class A)*.....................................................      949,481
                                                                                                     -----------
           COMMERCIAL SERVICES (1.8%)
  19,800   Corrections Corp. of America*...........................................................      733,837
                                                                                                     -----------
           COMMUNICATIONS - EQUIPMENT/MANUFACTURERS (1.7%)
  19,300   3Com Corp.*.............................................................................      673,087
                                                                                                     -----------
           COMMUNICATIONS EQUIPMENT (5.6%)
  17,220   Ascend Communications, Inc.*............................................................      422,966
  32,550   Cisco Systems, Inc.*....................................................................    1,814,663
                                                                                                     -----------
                                                                                                       2,237,629
                                                                                                     -----------
           COMPUTER SERVICES (3.0%)
  14,400   Computer Sciences Corp.*................................................................    1,202,400
                                                                                                     -----------
           COMPUTER SOFTWARE (4.1%)
  12,700   Microsoft Corp.*........................................................................    1,640,681
                                                                                                     -----------
           COMPUTERS - SYSTEMS (3.2%)
  32,900   Tandy Corp..............................................................................    1,268,706
                                                                                                     -----------
           ELECTRICAL EQUIPMENT (4.9%)
  45,293   CBS Corp................................................................................    1,333,313
   9,400   Honeywell, Inc..........................................................................      643,900
                                                                                                     -----------
                                                                                                       1,977,213
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           ENTERTAINMENT/GAMING (1.6%)
  27,600   Mirage Resorts, Inc.*...................................................................  $   627,900
                                                                                                     -----------
           FINANCIAL - MISCELLANEOUS (6.4%)
  14,600   Associates First Capital Corp.
             (Class A).............................................................................    1,038,425
  18,900   Fannie Mae..............................................................................    1,078,481
   4,900   Golden West Financial Corp..............................................................      479,281
                                                                                                     -----------
                                                                                                       2,596,187
                                                                                                     -----------
           FOODS (1.7%)
  14,000   Kellogg Co..............................................................................      694,750
                                                                                                     -----------
           HEALTHCARE - DIVERSIFIED (2.7%)
   8,800   Warner-Lambert Co.......................................................................    1,091,200
                                                                                                     -----------
           HEALTHCARE - DRUGS (3.3%)
  19,100   Lilly (Eli) & Co........................................................................    1,329,838
                                                                                                     -----------
           HEALTHCARE - MISCELLANEOUS (1.5%)
  12,400   United Healthcare Corp..................................................................      616,125
                                                                                                     -----------
           INSURANCE BROKERS (2.2%)
  11,800   Marsh & McLennan Companies, Inc.........................................................      879,838
                                                                                                     -----------
           MEDIA GROUP (4.2%)
  27,000   Time Warner, Inc........................................................................    1,674,000
                                                                                                     -----------
           OIL INTEGRATED - INTERNATIONAL (0.8%)
   4,000   Amoco Corp..............................................................................      340,500
                                                                                                     -----------
           PHARMACEUTICALS (1.5%)
   8,900   Johnson & Johnson.......................................................................      586,288
                                                                                                     -----------
           RAILROADS (2.4%)
  10,540   Burlington Northern Santa Fe Corp.......................................................      979,561
                                                                                                     -----------
           RESTAURANTS (0.2%)
   2,130   Tricon Global Restaurants, Inc.*........................................................       61,903
                                                                                                     -----------
           RETAIL - SPECIALTY (4.0%)
  27,650   Home Depot, Inc.........................................................................    1,627,894
                                                                                                     -----------
           SEMICONDUCTORS (4.8%)
  27,800   Intel Corp..............................................................................    1,951,213
                                                                                                     -----------
           SOAP & HOUSEHOLD PRODUCTS (3.7%)
  18,600   Procter & Gamble Co.....................................................................    1,484,513
                                                                                                     -----------
           TELECOMMUNICATIONS (1.4%)
   6,900   Lucent Technologies Inc.................................................................      551,138
                                                                                                     -----------
           TOBACCO (2.7%)
  24,100   Philip Morris Companies, Inc............................................................    1,092,031
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

CORE EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           UTILITIES - TELEPHONE (3.2%)
  23,000   BellSouth Corp..........................................................................  $ 1,295,188
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $33,184,925)...........................................................   39,249,956
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (4.3%)
           REPURCHASE AGREEMENT
$  1,746   The Bank of New York 3.875% due 01/02/98 (dated 12/31/97; proceeds $1,746,970) (a)
             (IDENTIFIED COST $1,746,594)..........................................................    1,746,594
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $34,931,519) (b)..........................................................  101.7 %   40,996,550

LIABILITIES IN EXCESS OF OTHER ASSETS......................................................   (1.7)      (685,437)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 40,311,113
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

 *   Non-income producing security.
(a) Collateralized by $461,638 U.S. Treasury Note 6.50% due 08/15/05 valued at $492,942 and $1,242,922 U.S. Treasury Note 6.375% due 09/30/01 valued at
     $1,288,584.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $6,839,795 and the aggregate gross unrealized depreciation is $774,764, resulting in net unrealized appreciation of $6,065,031.

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN VALUE
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (87.8%)
           AGRICULTURE RELATED (1.2%)
  20,000   Dekalb Genetics Corp. (Class B)........................................................  $    785,000
  26,333   Delta & Pine Land Co...................................................................       803,156
  11,000   Pioneer Hi-Bred International, Inc.....................................................     1,179,750
                                                                                                    ------------
                                                                                                       2,767,906
                                                                                                    ------------
           AUTO RELATED (0.1%)
   7,000   Budget Group, Inc. (Class A)*..........................................................       241,937
                                                                                                    ------------
           BANKS (8.3%)
  16,200   AmSouth Bancorporation.................................................................       879,862
   4,400   City National Corp.....................................................................       162,525
   5,900   Comerica, Inc..........................................................................       532,475
 765,000   Credito Italiano SpA (Italy)...........................................................     2,359,602
  17,200   Crestar Financial Corp.................................................................       980,400
  20,000   First Security Corp....................................................................       837,500
  60,000   Hibernia Corp. (Class A)...............................................................     1,128,750
  20,000   Mellon Bank Corp.......................................................................     1,212,500
  16,000   Northern Trust Corp....................................................................     1,116,000
  64,000   Norwest Corp...........................................................................     2,472,000
  20,000   PNC Bank Corp..........................................................................     1,141,250
   4,000   Southtrust Corp........................................................................       253,000
   7,500   Summit Bancorp.........................................................................       399,375
   7,500   Union Planters Corp....................................................................       509,531
   9,000   Wells Fargo & Co.......................................................................     3,054,937
   7,500   Westamerica Bancorporation.............................................................       766,875
  30,000   Zions Bancorporation...................................................................     1,350,000
                                                                                                    ------------
                                                                                                      19,156,582
                                                                                                    ------------
           BIOTECHNOLOGY (2.1%)
  49,000   Centocor, Inc.*........................................................................     1,629,250
  11,000   Dura Pharmaceuticals, Inc.*............................................................       504,625
  30,000   Genzyme Corp. General Division*........................................................       828,750
  19,000   Gilead Sciences, Inc.*.................................................................       726,750
  30,000   IDEC Pharmaceuticals Corp.*............................................................     1,031,250
                                                                                                    ------------
                                                                                                       4,720,625
                                                                                                    ------------
           CABLE/CELLULAR (4.4%)
  80,000   Comcast Corp. (Class A Special)........................................................     2,520,000
  17,000   Comcast Corp. (Class A)................................................................       539,750
  30,000   Cox Communications, Inc. (Class A)*....................................................     1,201,875
  30,000   HSN, Inc.*.............................................................................     1,545,000
  40,000   Tele-Communications, Inc. (Class A)*...................................................     1,115,000
  50,000   Time Warner, Inc.......................................................................     3,100,000
                                                                                                    ------------
                                                                                                      10,021,625
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           CAPITAL GOODS (0.6%)
  18,000   General Electric Co....................................................................  $  1,320,750
                                                                                                    ------------
           COMMUNICATIONS EQUIPMENT (0.8%)
  20,000   CIENA Corp.*...........................................................................     1,222,500
  10,000   Cisco Systems, Inc.*...................................................................       557,500
                                                                                                    ------------
                                                                                                       1,780,000
                                                                                                    ------------
           COMPUTER SERVICES (0.7%)
  30,000   Paychex, Inc...........................................................................     1,518,750
                                                                                                    ------------
           COMPUTER SOFTWARE (4.7%)
  17,000   BMC Software, Inc.*....................................................................     1,113,500
   5,000   Citrix Systems, Inc.*..................................................................       380,000
  45,000   Computer Associates International, Inc.................................................     2,379,375
  25,000   Compuware Corp.*.......................................................................       800,000
  33,000   Manugistics Group, Inc.*...............................................................     1,464,375
  50,000   PeopleSoft, Inc.*......................................................................     1,937,500
  30,000   Platinum Technology, Inc.*.............................................................       847,500
   2,000   SAP AG (Pref.) (Germany)...............................................................       654,616
  24,000   Veritas Software Corp.*................................................................     1,215,000
                                                                                                    ------------
                                                                                                      10,791,866
                                                                                                    ------------
           CONSUMER - NONCYCLICAL (3.5%)
  20,000   Alberto-Culver Co. (Class B)...........................................................       641,250
  24,000   Clorox Co..............................................................................     1,897,500
   3,200   Coca Cola Co...........................................................................       213,200
  30,000   Heinz (H.J.) Co........................................................................     1,524,375
  32,000   Nabisco Holdings Corp. (Class A).......................................................     1,550,000
   6,000   Procter & Gamble Co....................................................................       478,875
  25,600   Quaker Oats Company (The)..............................................................     1,350,400
   9,000   Sara Lee Corp..........................................................................       506,812
                                                                                                    ------------
                                                                                                       8,162,412
                                                                                                    ------------
           CONSUMER BUSINESS SERVICES (2.4%)
  38,000   Automatic Data Processing, Inc.........................................................     2,332,250
  45,000   Corrections Corp. of America*..........................................................     1,667,812
  35,000   Sysco Corp.............................................................................     1,594,687
                                                                                                    ------------
                                                                                                       5,594,749
                                                                                                    ------------
           CONSUMER PRODUCTS (8.1%)
  35,000   Albertson's, Inc.......................................................................     1,658,125
 101,250   Arbor Drugs, Inc.......................................................................     1,873,125
  33,000   CVS Corp...............................................................................     2,114,062
  30,000   Dominick's Supermarkets, Inc.*.........................................................     1,095,000
  60,000   Fred Meyer, Inc.*......................................................................     2,182,500
  60,000   Kroger Co.*............................................................................     2,216,250
  35,000   Rite Aid Corp..........................................................................     2,054,063
  38,000   Safeway, Inc.*.........................................................................     2,403,500

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN VALUE
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  18,000   Sunbeam Corporation, Inc...............................................................  $    758,250
  69,000   Walgreen Co............................................................................     2,164,875
                                                                                                    ------------
                                                                                                      18,519,750
                                                                                                    ------------
           DRUGS (6.2%)
  50,000   Biochem Pharma, Inc. (Canada)..........................................................     1,040,625
  23,000   Bristol-Myers Squibb Co................................................................     2,176,375
  12,000   Cardinal Health, Inc...................................................................       901,500
  30,000   Lilly (Eli) & Co.......................................................................     2,088,750
  25,000   Medicis Pharmaceutical Corp. (Class A)*................................................     1,281,250
     550   Novartis AG (Switzerland)..............................................................       891,892
  27,000   Pfizer, Inc............................................................................     2,013,188
  35,000   Schering-Plough Corp...................................................................     2,174,375
  14,000   Warner-Lambert Co......................................................................     1,736,000
                                                                                                    ------------
                                                                                                      14,303,955
                                                                                                    ------------
           FINANCIAL - MISCELLANEOUS (6.9%)
  15,000   American Express Co....................................................................     1,338,750
   9,000   Associates First Capital Corp. (Class A)...............................................       640,125
  11,000   Donaldson, Lufkin & Jenrette, Inc......................................................       874,500
  26,450   Edwards (A.G.), Inc....................................................................     1,051,388
  45,000   Fannie Mae.............................................................................     2,567,813
  60,000   Freddie Mac............................................................................     2,516,250
  40,000   Hambrecht & Quist Group*...............................................................     1,460,000
   1,100   Legg Mason, Inc........................................................................        61,531
  20,000   Lehman Brothers Holdings, Inc..........................................................     1,020,000
  31,000   Merrill Lynch & Co., Inc...............................................................     2,261,063
  30,000   Paine Webber Group, Inc................................................................     1,036,875
   4,000   Price (T. Rowe) Associates, Inc........................................................       251,500
  20,000   Providian Financial Corp...............................................................       903,750
                                                                                                    ------------
                                                                                                      15,983,545
                                                                                                    ------------
           HEALTHCARE PRODUCTS & SERVICES (3.6%)
  12,900   Capital Senior Living Corp.*...........................................................       134,644
  46,000   HBO & Co...............................................................................     2,205,125
  70,500   Health Management Associates, Inc. (Class A)*..........................................     1,780,125
  63,000   Healthsouth Corp.*.....................................................................     1,748,250
  30,000   Renal Treatment Centers, Inc.*.........................................................     1,083,750
  50,000   Total Renal Care Holdings, Inc.*.......................................................     1,375,000
                                                                                                    ------------
                                                                                                       8,326,894
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           INSURANCE (3.0%)
  20,000   Allstate Corp..........................................................................  $  1,817,500
  10,000   Equitable Companies, Inc...............................................................       497,500
   6,400   Marsh & McLennan Companies, Inc........................................................       477,200
  18,400   SunAmerica, Inc........................................................................       786,600
  12,500   Torchmark Corp.........................................................................       525,781
  50,000   Travelers Group, Inc...................................................................     2,693,750
                                                                                                    ------------
                                                                                                       6,798,331
                                                                                                    ------------
           INTERNET (2.6%)
  32,000   America Online, Inc.*..................................................................     2,854,000
  20,000   Check Point Software Technologies Ltd. (Israel)*.......................................       815,000
  20,000   CheckFree Holdings Corp.*..............................................................       540,000
  22,000   Excite, Inc.*..........................................................................       660,000
  15,000   Yahoo! Inc.*...........................................................................     1,038,750
                                                                                                    ------------
                                                                                                       5,907,750
                                                                                                    ------------
           MEDIA GROUP (7.6%)
  90,000   CBS Corp...............................................................................     2,649,375
  35,000   Chancellor Media Corp.*................................................................     2,611,875
  19,400   Clear Channel Communications, Inc.*....................................................     1,541,088
  20,000   Gannett Co., Inc.......................................................................     1,236,250
  20,000   Jacor Communications, Inc.*............................................................     1,062,500
  20,000   News Corp., Ltd. (ADR) (Australia).....................................................       446,250
  39,000   Outdoor Systems, Inc.*.................................................................     1,496,625
   6,000   Telemundo Group, Inc. (Class A)*.......................................................       245,250
  25,600   Tribune Co.............................................................................     1,593,600
  16,000   Universal Outdoor Holdings, Inc.*......................................................       832,000
  15,800   Univision Communications, Inc. (Class A)*..............................................     1,103,038
  40,000   Viacom, Inc. (Class B)*................................................................     1,657,500
  12,000   Walt Disney Co.........................................................................     1,188,750
                                                                                                    ------------
                                                                                                      17,664,101
                                                                                                    ------------
           MEDICAL SUPPLIES (2.5%)
  26,000   Guidant Corp...........................................................................     1,618,500
  25,000   Medtronic, Inc.........................................................................     1,307,813
  40,000   Mentor Corp............................................................................     1,460,000
  14,400   Sofamor Danek Group, Inc.*.............................................................       936,900
   9,100   Thermo Electron Corp.*.................................................................       404,950
                                                                                                    ------------
                                                                                                       5,728,163
                                                                                                    ------------
           MISCELLANEOUS (1.1%)
  72,093   Cendant Corp.*.........................................................................     2,478,197
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN VALUE
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MULTI-LINE INSURANCE (0.3%)
  10,000   Lincoln National Corp..................................................................  $    781,250
                                                                                                    ------------
           REAL ESTATE INVESTMENT TRUST (0.4%)
  20,000   Reckson Associates Realty Corp.........................................................       507,500
  13,000   Security Capital Group Inc. (Class B)*.................................................       422,500
                                                                                                    ------------
                                                                                                         930,000
                                                                                                    ------------
           RESTAURANTS (0.3%)
  22,500   Cracker Barrel Old Country Store, Inc..................................................       750,938
                                                                                                    ------------
           RETAIL (7.9%)
  20,000   Barnes & Noble, Inc.*..................................................................       667,500
  82,000   Costco Companies, Inc.*................................................................     3,654,125
  35,200   Dayton-Hudson Corp.....................................................................     2,376,000
  36,250   Dollar General Corp....................................................................     1,314,063
  48,000   Family Dollar Stores, Inc..............................................................     1,407,000
  32,000   Gap, Inc...............................................................................     1,134,000
  20,000   General Nutrition Companies*...........................................................       677,500
  40,000   Home Depot, Inc........................................................................     2,355,000
  21,700   Lowe's Companies, Inc..................................................................     1,034,819
  25,000   Mattel, Inc............................................................................       931,250
  40,000   Proffitt's, Inc.*......................................................................     1,137,500
  40,800   Wal-Mart Stores, Inc...................................................................     1,609,050
                                                                                                    ------------
                                                                                                      18,297,807
                                                                                                    ------------
           SAVINGS & LOAN COMPANIES (1.6%)
  17,100   Ahmanson (H.F.) & Co...................................................................     1,144,631
  37,500   Dime Bancorp, Inc......................................................................     1,134,375
  21,000   Washington Mutual, Inc.................................................................     1,338,750
                                                                                                    ------------
                                                                                                       3,617,756
                                                                                                    ------------
           TELECOMMUNICATIONS (1.5%)
   4,000   Intermedia Communications Inc.*........................................................       242,000
  40,000   LCI International, Inc.*...............................................................     1,230,000
  36,000   Teleport Communications Group Inc.*....................................................     1,975,500
                                                                                                    ------------
                                                                                                       3,447,500
                                                                                                    ------------
           TRANSPORTATION (0.8%)
  29,000   US Airways Group Inc.*.................................................................     1,812,500
                                                                                                    ------------
           UTILITIES (4.6%)
  18,000   Ameritech Corp.........................................................................     1,449,000
  20,000   Bell Atlantic Corp.....................................................................     1,820,000
  21,000   Consolidated Edison Co. of New York, Inc...............................................       861,000
  60,000   DPL, Inc...............................................................................     1,725,000
  22,000   GTE Corp...............................................................................     1,149,500
  45,000   New York State Electric & Gas Corp.....................................................     1,597,500
  30,000   SCANA Corp.............................................................................       898,125

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  25,000   U.S. West Communications Group, Inc....................................................  $  1,128,125
                                                                                                    ------------
                                                                                                      10,628,250
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $175,213,751).........................................................   202,053,889
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           U.S. GOVERNMENT OBLIGATIONS (8.3%)
$ 12,600   U.S. Treasury Bond 6.375%
             due 08/15/27.........................................................................    13,293,378
  14,400   U.S. Treasury Strip 0.00%
             due 11/15/19.........................................................................     3,856,896
   7,200   U.S. Treasury Strip 0.00%
             due 05/15/20.........................................................................     1,871,928
                                                                                                    ------------

           TOTAL U.S. GOVERNMENT OBLIGATIONS
           (IDENTIFIED COST $18,181,855)..........................................................    19,022,202
                                                                                                    ------------

           SHORT-TERM INVESTMENT (a) (7.2%)
           U.S. GOVERNMENT AGENCY
  16,500   Federal Home Loan Mortgage Corp. 6.00% due 01/02/98
             (AMORTIZED COST $16,497,250).........................................................    16,497,250
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST
$209,892,856) (B).........................................................................  103.3 %   237,573,341

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS............................................   (3.3)     (7,559,707)
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 230,013,634
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $28,829,481 and the aggregate gross unrealized depreciation is $1,148,996, resulting in net unrealized appreciation of $27,680,485.

                       SEE NOTES TO FINANCIAL STATEMENTS

MID-CAP GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (83.8%)
           AEROSPACE (0.3%)
   3,100   Wyman-Gordon Co.*.......................................................................  $    60,837
                                                                                                     -----------
           AGRICULTURE RELATED (2.6%)
   2,300   Dekalb Genetics Corp. (Class B).........................................................       90,275
   3,733   Delta & Pine Land Co....................................................................      113,856
   2,000   Monsanto Co.............................................................................       84,000
   1,900   Pioneer Hi-Bred International, Inc......................................................      203,775
                                                                                                     -----------
                                                                                                         491,906
                                                                                                     -----------
           APPAREL & FOOTWEAR (0.5%)
   2,200   Jones Apparel Group, Inc.*..............................................................       94,600
                                                                                                     -----------
           AUTO RELATED (1.1%)
   6,000   Budget Group, Inc. (Class A)*...........................................................      207,375
                                                                                                     -----------
           BANKS (9.3%)
   2,300   AmSouth Bancorporation..................................................................      124,919
   2,000   Bay View Capital Corp...................................................................       72,500
   2,300   City National Corp......................................................................       84,956
   1,300   Compass Bancshares Inc..................................................................       56,875
   2,600   Crestar Financial Corp..................................................................      148,200
   2,000   First American Corp.....................................................................       99,500
   1,700   First of America Bank Corp..............................................................      131,112
   4,400   First Security Corp.....................................................................      184,250
     200   First Union Corp........................................................................       10,250
   2,300   Golden State Bancorp Inc.*..............................................................       85,962
   4,200   North Fork Bancorporation, Inc..........................................................      140,962
   3,400   Southtrust Corp.........................................................................      215,050
   2,200   Union Planters Corp.....................................................................      149,462
   1,400   Westamerica Bancorporation..............................................................      143,150
   3,000   Zions Bancorporation....................................................................      135,000
                                                                                                     -----------
                                                                                                       1,782,148
                                                                                                     -----------
           BIOTECHNOLOGY (6.2%)
  14,600   Alkermes, Inc.*.........................................................................      286,525
  12,300   BioChem Pharma, Inc. (Canada)*..........................................................      255,994
   5,600   Centocor, Inc.*.........................................................................      186,200
   4,600   Gilead Sciences, Inc.*..................................................................      175,950
   1,800   IDEC Pharmaceuticals Corp.*.............................................................       61,875
   2,000   MedImmune, Inc.*........................................................................       85,750
   4,500   Vertex Pharmaceuticals, Inc.*...........................................................      147,937
                                                                                                     -----------
                                                                                                       1,200,231
                                                                                                     -----------
           CABLE/CELLULAR (1.1%)
   6,500   Comcast Corp. (Class A Special).........................................................      204,750
                                                                                                     -----------
           COMMUNICATIONS EQUIPMENT (0.5%)
   1,500   CIENA Corp.*............................................................................       91,687
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMPUTER SOFTWARE (7.9%)
   2,400   Arbor Software Corp.*...................................................................  $    96,900
   7,300   BEA Systems, Inc.*......................................................................      126,381
   1,800   Citrix Systems, Inc.*...................................................................      136,800
   2,400   Computer Associates International, Inc..................................................      126,900
   4,400   Compuware Corp.*........................................................................      140,800
   3,900   Legato Systems, Inc.*...................................................................      170,625
   5,000   Manugistics Group, Inc.*................................................................      221,875
   6,000   PeopleSoft, Inc.*.......................................................................      232,500
   6,000   Software AG Systems, Inc.*..............................................................       87,000
   3,750   Veritas Software Corp.*.................................................................      189,844
                                                                                                     -----------
                                                                                                       1,529,625
                                                                                                     -----------
           CONSUMER - NONCYCLICAL (0.9%)
   1,000   Consolidated Cigar Holdings Inc.*.......................................................       27,562
   2,000   Dean Foods Co...........................................................................      119,000
   1,000   Lance, Inc..............................................................................       26,250
                                                                                                     -----------
                                                                                                         172,812
                                                                                                     -----------
           CONSUMER BUSINESS SERVICES (5.1%)
   9,500   Allied Waste Industries, Inc.*..........................................................      221,469
   7,800   Corporate Express, Inc.*................................................................      100,425
   9,600   Corrections Corp. of America*...........................................................      355,800
   4,600   Eastern Environmental Services, Inc.*...................................................      101,200
   3,700   U.S.A Waste Services, Inc.*.............................................................      145,225
   1,800   US Filter Corp.*........................................................................       53,887
                                                                                                     -----------
                                                                                                         978,006
                                                                                                     -----------
           CONSUMER PRODUCTS (2.6%)
   4,500   Arbor Drugs, Inc........................................................................       83,250
   2,200   CVS Corp................................................................................      140,937
   5,300   Dominick's Supermarkets, Inc.*..........................................................      193,450
   2,500   Kroger Co.*.............................................................................       92,344
                                                                                                     -----------
                                                                                                         509,981
                                                                                                     -----------
           DRUGS (2.1%)
   4,200   Dura Pharmaceuticals, Inc.*.............................................................      192,675
   4,200   Medicis Pharmaceutical Corp. (Class A)*.................................................      215,250
                                                                                                     -----------
                                                                                                         407,925
                                                                                                     -----------
           ENERGY (2.8%)
   1,300   Coflexip S.A. (ADR) (France)............................................................       72,150
   1,600   Cooper Cameron Corp.*...................................................................       97,600
   2,100   Falcon Drilling Company, Inc.*..........................................................       73,631
   2,400   Halter Marine Group, Inc.*..............................................................       69,300
   2,300   Marine Drilling Company, Inc.*..........................................................       47,725
   1,400   Rowan Companies, Inc.*..................................................................       42,700
     900   Smith International, Inc.*..............................................................       55,237

                       SEE NOTES TO FINANCIAL STATEMENTS

MID-CAP GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   1,800   Stolt Comex Seaway, S.A. (United Kingdom)*..............................................  $    87,300
                                                                                                     -----------
                                                                                                         545,643
                                                                                                     -----------
           ENTERTAINMENT (0.6%)
   3,000   Electronic Arts, Inc.*..................................................................      113,438
                                                                                                     -----------
           ENTERTAINMENT/GAMING & LODGING (0.3%)
   1,700   MGM Grand, Inc.*........................................................................       61,306
                                                                                                     -----------
           FINANCIAL - MISCELLANEOUS (2.3%)
     300   American Express Co.....................................................................       26,775
     200   CMAC Investment Corp....................................................................       12,075
   1,750   Edwards (A.G.), Inc.....................................................................       69,563
   2,100   Finova Group Inc........................................................................      104,344
   3,800   Morgan Keegan, Inc......................................................................       96,188
   2,100   Paine Webber Group, Inc.................................................................       72,581
   1,400   Providian Financial Corp................................................................       63,263
                                                                                                     -----------
                                                                                                         444,789
                                                                                                     -----------
           HEALTHCARE PRODUCTS & SERVICES (6.5%)
   5,600   Concentra Managed Care, Inc.*...........................................................      188,300
   2,000   Health Care & Retirement Corp.*.........................................................       80,500
   6,300   Health Management Associates, Inc. (Class A)*...........................................      159,075
   1,000   Healthsouth Corp.*......................................................................       27,750
   3,700   Horizon Health Corp.*...................................................................       84,175
   5,800   IDX Systems Corp.*......................................................................      214,600
   3,300   PMR Corp.*..............................................................................       65,588
   5,900   Renal Treatment Centers, Inc.*..........................................................      213,138
   3,800   Tenet Healthcare Corp.*.................................................................      125,875
   3,200   Total Renal Care Holdings, Inc.*........................................................       88,000
                                                                                                     -----------
                                                                                                       1,247,001
                                                                                                     -----------
           INSURANCE (1.9%)
     500   Executive Risk, Inc.....................................................................       34,906
   1,600   Hartford Life, Inc. (Class A)...........................................................       72,500
   2,500   HCC Insurance Holdings, Inc.............................................................       53,125
     400   Protective Life Corp....................................................................       23,900
   2,800   Provident Companies, Inc................................................................      108,150
   1,400   UNUM Corp...............................................................................       76,125
                                                                                                     -----------
                                                                                                         368,706
                                                                                                     -----------
           INTERNET (3.8%)
   1,000   America Online, Inc.*...................................................................       89,188
   5,200   Check Point Software Technologies Ltd. (Israel)*........................................      211,900
   9,000   CheckFree Holdings Corp.*...............................................................      243,000
   2,500   Netscape Communications Corp.*..........................................................       60,625

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   3,600   Security Dynamics Technologies, Inc.*...................................................  $   128,700
                                                                                                     -----------
                                                                                                         733,413
                                                                                                     -----------
           MEDIA GROUP (7.0%)
   1,500   Applied Graphics Technologies, Inc.*....................................................       79,125
   1,400   Chancellor Media Corp. (Class A)*.......................................................      104,475
   4,200   Hearst-Argyle Television, Inc.*.........................................................      123,375
   1,800   Heftel Broadcasting Corp. (Class A)*....................................................       84,150
   3,900   Jacor Communications, Inc.*.............................................................      207,188
   4,100   Outdoor Systems, Inc.*..................................................................      157,338
     900   TCA Cable TV, Inc.......................................................................       41,400
     400   Telemundo Group, Inc. (Class A)*........................................................       16,350
   4,200   TV Azteca, S.A. de C.V (ADR) (Mexico)*..................................................       94,763
   2,900   Universal Outdoor Holdings, Inc.*.......................................................      150,800
   1,700   Univision Communications, Inc. (Class A)*...............................................      118,681
   4,800   Valassis Communications, Inc.*..........................................................      177,600
                                                                                                     -----------
                                                                                                       1,355,245
                                                                                                     -----------
           MEDICAL SUPPLIES (1.5%)
     600   Guidant Corp............................................................................       37,350
   6,100   Mentor Corp.............................................................................      222,650
   1,000   North American Scientific, Inc.*........................................................       22,000
                                                                                                     -----------
                                                                                                         282,000
                                                                                                     -----------
           MISCELLANEOUS (0.4%)
   2,403   Cendant Corp.*..........................................................................       82,603
                                                                                                     -----------
           REAL ESTATE INVESTMENT TRUST (0.3%)
   3,300   Catellus Development Corp.*.............................................................       66,000
                                                                                                     -----------
           RESTAURANTS (2.4%)
   8,700   Foodmaker, Inc.*........................................................................      131,044
   9,000   Showbiz Pizza Time, Inc.*...............................................................      207,000
   3,000   Starbucks Corp.*........................................................................      115,125
                                                                                                     -----------
                                                                                                         453,169
                                                                                                     -----------
           RETAIL (4.0%)
   3,750   99 Cents Only Stores*...................................................................      110,625
   3,200   Barnes & Noble, Inc.*...................................................................      106,800
   4,000   Borders Group, Inc.*....................................................................      125,250
     500   Costco Companies, Inc.*.................................................................       22,281
   2,300   Dollar General Corp.....................................................................       83,375
   3,100   General Nutrition Companies*............................................................      105,013
   2,200   Linens 'N Things, Inc.*.................................................................       95,975

                       SEE NOTES TO FINANCIAL STATEMENTS

MID-CAP GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   4,200   Proffitt's, Inc.*.......................................................................  $   119,438
                                                                                                     -----------
                                                                                                         768,757
                                                                                                     -----------
           SAVINGS & LOAN COMPANIES (0.5%)
   1,400   Washington Mutual, Inc..................................................................       89,250
                                                                                                     -----------
           SEMICONDUCTORS (0.3%)
   1,450   Vitesse Semiconductor Corp.*............................................................       54,738
                                                                                                     -----------
           TELECOMMUNICATIONS (4.4%)
   4,700   ICG Communications, Inc.*...............................................................      128,075
   1,700   Intermedia Communications Inc.*.........................................................      102,850
   4,500   LCI International, Inc.*................................................................      138,375
   1,600   Newbridge Networks Corp. (Canada)*......................................................       55,800
   3,600   Pacific Gateway Exchange, Inc.*.........................................................      193,500
   4,100   Teleport Communications Group Inc.*.....................................................      224,988
                                                                                                     -----------
                                                                                                         843,588
                                                                                                     -----------
           TRANSPORTATION (0.5%)
   3,200   Knightsbridge Tankers Ltd...............................................................       89,600
                                                                                                     -----------
           UTILITIES (4.1%)
   4,000   Consolidated Edison Co. of New York, Inc................................................      164,000
   5,000   New York State Electric & Gas Corp......................................................      177,500
   4,000   Pinnacle West Capital Corp..............................................................      169,500
   5,500   SCANA Corp..............................................................................      164,656
   2,500   Texas Utilities Co......................................................................      103,906
                                                                                                     -----------
                                                                                                         779,562
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $14,563,975)...........................................................   16,110,691
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENTS (21.7%)
           U.S. GOVERNMENT AGENCY (a) (20.8%)
$  4,000   Federal Home Loan Banks 5.75% due 01/02/98 (AMORTIZED COST $3,999,361)..................    3,999,361
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------

           REPURCHASE AGREEMENT (0.9%)
$    180   The Bank of New York 3.875% due 01/02/98 (dated 12/31/97; proceeds $179,676) (b)
             (IDENTIFIED COST $179,637)............................................................  $   179,637
                                                                                                     -----------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $4,178,998)............................................................    4,178,998
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $18,742,973) (C)..........................................................  105.5 %   20,289,689

LIABILITIES IN EXCESS OF OTHER ASSETS......................................................   (5.5)    (1,053,654)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 19,236,035
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

ADR  American Depository Receipt
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $131,731 U.S. Treasury Bond 9.25% due 02/15/16 valued at $183,230.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,953,551 and the aggregate gross unrealized depreciation is $406,835, resulting in net unrealized appreciation of $1,546,716.

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

          NUMBER OF
            SHARES                                                                                     VALUE
----------------------------------------------------------------------------------------------------------------
                                COMMON AND PREFERRED STOCKS (93.9%)
                                ARGENTINA (0.7%)
                                BANKING
                       16,000   Banco de Galicia y Buenos Aires S.A. de C.V. (ADR)................  $    412,000
                                                                                                    ------------
                                BREWERY
                       20,000   Quilmes Industrial S.A. (ADR).....................................       273,750
                                                                                                    ------------

                                TOTAL ARGENTINA...................................................       685,750
                                                                                                    ------------

                                AUSTRALIA (1.3%)
                                BANKING
                       48,000   Westpac Banking Corp., Ltd........................................       306,495
                                                                                                    ------------
                                ENERGY
                       30,000   Woodside Petroleum Ltd............................................       211,152
                                                                                                    ------------
                                FINANCIAL SERVICES
                      120,000   Tyndall Australia Ltd.............................................       187,344
                                                                                                    ------------
                                FOODS & BEVERAGES
                      100,000   Goodman Fielder Ltd...............................................       158,722
                                                                                                    ------------
                                TELECOMMUNICATIONS
                       11,700   Telstra Corp., Ltd. (ADR)*........................................       488,475
                                                                                                    ------------
                                TOTAL AUSTRALIA...................................................     1,352,188
                                                                                                    ------------
                                BELGIUM (0.2%)
                                RETAIL
                        3,500   G.I.B. Holdings Ltd...............................................       169,871
                                                                                                    ------------

                                BRAZIL (1.6%)
                                BREWERY
                       20,000   Companhia Cervejaria Brahma (ADR).................................       283,750
                                                                                                    ------------
                                ELECTRIC
                       37,500   Companhia Paranaense de Energia - Copel (ADR).....................       513,281
                                                                                                    ------------
                                TELECOMMUNICATIONS
                        7,300   Telecomunicacoes Brasileiras S.A. (ADR)...........................       849,994
                                                                                                    ------------

                                TOTAL BRAZIL......................................................     1,647,025
                                                                                                    ------------
                                CANADA (1.5%)
                                BANKING
                       10,000   Royal Bank of Canada..............................................       528,930
                                                                                                    ------------
                                COMPUTERS - SYSTEMS
                       10,000   Geac Computer Corp., Ltd.*........................................       329,532
                                                                                                    ------------

          NUMBER OF
            SHARES                                                                                     VALUE
----------------------------------------------------------------------------------------------------------------
                                DRUGS
                       31,500   BioChem Pharma, Inc.*.............................................  $    655,594
                                                                                                    ------------

                                TOTAL CANADA......................................................     1,514,056
                                                                                                    ------------

                                CHILE (0.5%)
                                AIRLINES
                       25,000   Linea Aerea Nacional Chile S.A. (ADR)*............................       340,625
                                                                                                    ------------
                                FOOD, BEVERAGE, TOBACCO &
                                HOUSEHOLD PRODUCTS
                       10,000   Santa Isabel S.A. (ADR)...........................................       175,000
                                                                                                    ------------

                                TOTAL CHILE.......................................................       515,625
                                                                                                    ------------

                                CHINA (0.4%)
                                TELECOMMUNICATIONS
                       12,350   China Telecom Ltd. (ADR)*.........................................       414,497
                                                                                                    ------------

                                DENMARK (1.0%)
                                PHARMACEUTICALS
                        5,000   Novo-Nordisk AS (Series B)........................................       715,443
                                                                                                    ------------
                                TRANSPORTATION
                        3,000   Kobenhavns Lufthavne AS...........................................       361,372
                                                                                                    ------------

                                TOTAL DENMARK.....................................................     1,076,815
                                                                                                    ------------

                                FINLAND (0.3%)
                                DRUGS & HEALTHCARE
                       10,080   Orion-yhtymae Oy (B Shares).......................................       266,569
                                                                                                    ------------
                                MANUFACTURING
                        3,000   KCI Konecranes International......................................        99,170
                                                                                                    ------------

                                TOTAL FINLAND.....................................................       365,739
                                                                                                    ------------

                                FRANCE (5.5%)
                                AUTOMOTIVE
                        5,000   Compagnie Generale des Etablissements Michelin (B Shares).........       251,536
                        7,500   Valeo S.A.........................................................       508,301
                                                                                                    ------------
                                                                                                         759,837
                                                                                                    ------------
                                BANKING
                        9,000   Banque Nationale de Paris.........................................       478,018
                                                                                                    ------------
                                COMPUTER SERVICES
                        1,800   Atos S.A.*........................................................       231,911
                                                                                                    ------------
                                ELECTRICAL EQUIPMENT
                        3,300   Alcatel Alsthom...................................................       419,143
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

          NUMBER OF
            SHARES                                                                                     VALUE
----------------------------------------------------------------------------------------------------------------
                                ELECTRONICS
                       16,000   Thomson CSF.......................................................  $    503,935
                                                                                                    ------------
                                ENERGY
                        3,800   Elf Aquitaine S.A.................................................       441,640
                                                                                                    ------------
                                FINANCIAL SERVICES
                        6,000   Compagnie Financiere de Paribas (A Shares)........................       521,003
                                                                                                    ------------
                                INSURANCE
                       11,000   AXA-UAP...........................................................       850,523
                                                                                                    ------------
                                LEISURE
                        2,500   Accor S.A.........................................................       464,470
                                                                                                    ------------
                                MANUFACTURING - INTERNATIONAL
                       10,000   Rhone-Poulenc (A Shares)..........................................       447,617
                                                                                                    ------------
                                TELECOMMUNICATIONS
                       14,300   France Telecom S.A. (ADR)*........................................       514,800
                                                                                                    ------------

                                TOTAL FRANCE......................................................     5,632,897
                                                                                                    ------------
                                GERMANY (3.6%)
                                APPAREL
                        1,700   Adidas AG.........................................................       223,704
                                                                                                    ------------
                                AUTOMOTIVE
                          670   Bayerische Motoren Werke (BMW) AG.................................       501,196
                        1,400   M.A.N. AG.........................................................       405,673
                          330   Volkswagen AG.....................................................       185,740
                                                                                                    ------------
                                                                                                       1,092,609
                                                                                                    ------------
                                CHEMICALS
                        9,400   Bayer AG..........................................................       351,324
                        3,300   SGL Carbon AG.....................................................       425,806
                                                                                                    ------------
                                                                                                         777,130
                                                                                                    ------------
                                COMPUTER SOFTWARE
                        2,300   SAP AG (Pref.)....................................................       752,808
                                                                                                    ------------
                                ELECTRICAL EQUIPMENT
                        7,600   Siemens AG........................................................       450,167
                                                                                                    ------------
                                MANUFACTURING
                          450   Mannesmann AG.....................................................       227,503
                                                                                                    ------------
                                MULTI-INDUSTRY
                          100   Hugo Boss AG (Pref.)..............................................       127,920
                                                                                                    ------------
                                TOTAL GERMANY.....................................................     3,651,841
                                                                                                    ------------

                                HONG KONG (3.1%)
                                BANKING
                       60,000   Guoco Group Ltd...................................................       146,761
                       16,608   HSBC Holdings PLC.................................................       409,450
                                                                                                    ------------
                                                                                                         556,211
                                                                                                    ------------

          NUMBER OF
            SHARES                                                                                     VALUE
----------------------------------------------------------------------------------------------------------------
                                CONGLOMERATES
                       75,000   Hutchison Whampoa, Ltd............................................  $    470,487
                                                                                                    ------------
                                NATURAL GAS
                      242,000   Hong Kong & China Gas Co., Ltd....................................       468,550
                                                                                                    ------------
                                REAL ESTATE
                       76,000   Cheung Kong (Holdings) Ltd........................................       497,851
                       70,000   New World Development Co., Ltd....................................       242,149
                       31,000   Sun Hung Kai Properties Ltd.......................................       216,075
                                                                                                    ------------
                                                                                                         956,075
                                                                                                    ------------
                                UTILITIES - ELECTRIC
                      123,000   China Light & Power Co., Ltd......................................       682,689
                                                                                                    ------------

                                TOTAL HONG KONG...................................................     3,134,012
                                                                                                    ------------

                                HUNGARY (0.8%)
                                TELECOMMUNICATIONS
                       30,000   Magyar Tavkozlesi RT (ADR)*.......................................       780,000
                                                                                                    ------------

                                INDIA (0.4%)
                                TELECOMMUNICATIONS
                       25,000   Mahanagar Telephone Nigam (GDR)*..................................       386,250
                                                                                                    ------------

                                INDONESIA (0.4%)
                                OIL & GAS EXPLORATION
                       10,600   Gulf Indonesia Resources Ltd.*....................................       233,200
                                                                                                    ------------
                                TELECOMMUNICATIONS
                       20,000   PT Telekomunikasi Indonesia (ADR).................................       221,250
                                                                                                    ------------

                                TOTAL INDONESIA...................................................       454,450
                                                                                                    ------------

                                ISRAEL (0.7%)
                                RETAIL STORES
                       50,000   Super-Sol Ltd. (ADR)..............................................       703,125
                                                                                                    ------------

                                ITALY (1.8%)
                                BANKING
                      225,000   Banca Commerciale Italiana........................................       782,421
                                                                                                    ------------
                                ENERGY
                        5,000   Ente Nazionale Idrocarburi SpA (ADR)..............................       285,312
                                                                                                    ------------
                                MANUFACTURING
                       16,000   Industrie Natuzzi SpA (ADR).......................................       330,000
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

          NUMBER OF
            SHARES                                                                                     VALUE
----------------------------------------------------------------------------------------------------------------
                                TELECOMMUNICATIONS
                       75,000   Telecom Italia SpA................................................  $    479,206
                                                                                                    ------------

                                TOTAL ITALY.......................................................     1,876,939
                                                                                                    ------------

                                JAPAN (7.9%)
                                AUTOMOTIVE
                       20,000   Honda Motor Co....................................................       734,100
                       45,000   Suzuki Motor Co., Ltd.............................................       406,897
                                                                                                    ------------
                                                                                                       1,140,997
                                                                                                    ------------
                                BANKING
                      130,000   Sakura Bank Ltd...................................................       371,571
                                                                                                    ------------
                                BUILDING & CONSTRUCTION
                       54,000   Sekisui House Ltd.................................................       347,172
                                                                                                    ------------
                                BUSINESS SERVICES
                        5,000   Secom Co..........................................................       319,540
                                                                                                    ------------
                                COMPUTERS
                       30,000   Fujitsu, Ltd......................................................       321,839
                                                                                                    ------------
                                ELECTRONICS
                        7,000   Sony Corp.........................................................       622,222
                        3,000   TDK Corp..........................................................       226,207
                                                                                                    ------------
                                                                                                         848,429
                                                                                                    ------------
                                ELECTRONICS - SEMICONDUCTORS/COMPONENTS
                        5,000   Rohm Co., Ltd.....................................................       509,578
                                                                                                    ------------
                                FINANCIAL SERVICES
                       30,000   Nomura Securities Co., Ltd........................................       400,000
                                                                                                    ------------
                                INTERNATIONAL TRADE
                       86,000   Mitsui & Co.......................................................       508,751
                                                                                                    ------------
                                MACHINERY
                       47,000   Minebea Co., Ltd..................................................       504,215
                                                                                                    ------------
                                PHARMACEUTICALS
                       21,000   Eisai Co., Ltd....................................................       320,230
                        8,000   Terumo Corp.......................................................       117,701
                                                                                                    ------------
                                                                                                         437,931
                                                                                                    ------------
                                REAL ESTATE
                       25,000   Mitsui Fudosan Co., Ltd...........................................       241,379
                                                                                                    ------------
                                RESTAURANTS
                           23   Yoshinoya D & C Co., Ltd..........................................       209,732
                                                                                                    ------------
                                RETAIL
                        8,000   Family Mart Co., Ltd..............................................       286,897
                                                                                                    ------------
                                TELECOMMUNICATIONS
                           60   DDI Corp..........................................................       158,621
                           75   Nippon Telegraph & Telephone......................................       643,678
                                                                                                    ------------
                                                                                                         802,299
                                                                                                    ------------
                                TIRE & RUBBER GOODS
                       20,000   Bridgestone Corp..................................................       433,716
                                                                                                    ------------

          NUMBER OF
            SHARES                                                                                     VALUE
----------------------------------------------------------------------------------------------------------------
                                TRANSPORTATION
                           80   East Japan Railway Co.............................................  $    361,073
                                                                                                    ------------

                                TOTAL JAPAN.......................................................     8,045,119
                                                                                                    ------------

                                MALAYSIA (0.4%)
                                NATURAL GAS
                      120,000   Petronas Gas Berhad...............................................       273,711
                                                                                                    ------------
                                TELECOMMUNICATIONS
                       90,000   Tenaga Nasional Berhad............................................       192,526
                                                                                                    ------------

                                TOTAL MALAYSIA....................................................       466,237
                                                                                                    ------------

                                MEXICO (3.4%)
                                BEVERAGES
                        9,000   Coca-Cola Femsa S.A. de C.V. (ADR)................................       522,000
                        5,000   Panamerican Beverages, Inc. (Class A).............................       163,125
                       16,000   Pepsi-Gemex S.A. de C.V. (ADR)....................................       231,000
                                                                                                    ------------
                                                                                                         916,125
                                                                                                    ------------
                                BUILDING MATERIALS
                       70,600   Cemex S.A. de C.V. (B Shares)*....................................       374,805
                                                                                                    ------------
                                CONGLOMERATES
                       11,030   DESC S.A. de C.V. (Series C) (ADR)................................       413,625
                       34,000   Grupo Carso S.A. de C.V. (Series A1)..............................       226,470
                                                                                                    ------------
                                                                                                         640,095
                                                                                                    ------------
                                FINANCIAL SERVICES
                      500,000   Grupo Financiero Bancomer S.A. de C.V. (Series B)*................       324,981
                                                                                                    ------------
                                MEDIA
                       10,000   Grupo Televisa S.A. de C.V. (GDR)*................................       386,875
                                                                                                    ------------
                                PAPER & FOREST PRODUCTS
                       60,000   Kimberly-Clark de Mexico S.A. de C.V. (A Shares)..................       284,297
                                                                                                    ------------
                                TELECOMMUNICATIONS
                        9,100   Telefonos de Mexico S.A. de C.V. (Series L) (ADR).................       510,169
                                                                                                    ------------

                                TOTAL MEXICO......................................................     3,437,347
                                                                                                    ------------

                                NETHERLANDS (3.3%)
                                BUSINESS & PUBLIC SERVICES
                        3,750   Randstad Holdings NV..............................................       141,227
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

          NUMBER OF
            SHARES                                                                                     VALUE
----------------------------------------------------------------------------------------------------------------
                                CHEMICALS
                        4,500   Akzo Nobel NV.....................................................  $    776,505
                                                                                                    ------------
                                ELECTRICAL EQUIPMENT
                        8,600   Philips Electronics NV............................................       516,170
                                                                                                    ------------
                                FOOD PROCESSING
                        4,500   Koninklijke Nutricia Verenigde Bedrijven NV.......................       136,599
                                                                                                    ------------
                                HOUSEHOLD FURNISHINGS & APPLIANCES
                        8,000   Koninklijke Ahrend Groep NV.......................................       251,530
                                                                                                    ------------
                                INSURANCE
                        4,600   Aegon NV..........................................................       409,822
                        8,000   ING Groep NV......................................................       337,216
                                                                                                    ------------
                                                                                                         747,038
                                                                                                    ------------
                                PUBLISHING
                        7,600   Elsevier NV.......................................................       123,041
                        9,000   Ver Ned Utigev Ver Bezit NV.......................................       254,097
                                                                                                    ------------
                                                                                                         377,138
                                                                                                    ------------
                                RETAIL
                       16,500   Koninklijke Ahold NV..............................................       430,824
                                                                                                    ------------
                                TOTAL NETHERLANDS.................................................     3,377,031
                                                                                                    ------------

                                PERU (0.2%)
                                BANKING
                       34,000   Banco Wiese (ADR).................................................       170,000
                                                                                                    ------------

                                PHILIPPINES (0.2%)
                                TELECOMMUNICATIONS
                       10,000   Philippine Long Distance Telephone Co. (ADR)......................       225,000
                                                                                                    ------------

                                PORTUGAL (0.6%)
                                TELECOMMUNICATIONS
                        8,500   Portugal Telecom S.A. (ADR).......................................       399,500
                        2,400   Telecel-Comunicacoes Pessoais S.A.*...............................       255,852
                                                                                                    ------------
                                TOTAL PORTUGAL....................................................       655,352
                                                                                                    ------------

                                SINGAPORE (0.8%)
                                BANKING
                        8,500   Development Bank of Singapore, Ltd................................        72,814
                       48,000   Overseas Union Bank, Ltd..........................................       184,176
                                                                                                    ------------
                                                                                                         256,990
                                                                                                    ------------

          NUMBER OF
            SHARES                                                                                     VALUE
----------------------------------------------------------------------------------------------------------------
                                UTILITIES - TELECOMMUNICATIONS
                      305,000   Singapore Telecommunications, Ltd.................................  $    569,720
                                                                                                    ------------

                                TOTAL SINGAPORE...................................................       826,710
                                                                                                    ------------

                                SOUTH AFRICA (0.3%)
                                COMPUTERS - SYSTEMS
                       24,444   Dimension Data Holdings Ltd. (GDR)* - 144A**......................       311,661
                                                                                                    ------------

                                SPAIN (1.7%)
                                BANKING
                       11,200   Banco Popular Espanol S.A.........................................       782,677
                                                                                                    ------------
                                ELECTRIC
                        8,800   Endesa S.A........................................................       156,194
                                                                                                    ------------
                                FINANCIAL SERVICES
                        2,000   Corporacion Financiera Alba.......................................       210,630
                                                                                                    ------------
                                FOODS & BEVERAGES
                       15,000   Centros Comerciales Pryca S.A.....................................       223,425
                                                                                                    ------------
                                TELECOMMUNICATIONS
                        3,800   Telefonica de Espana S.A. (ADR)...................................       346,038
                                                                                                    ------------

                                TOTAL SPAIN.......................................................     1,718,964
                                                                                                    ------------

                                SWEDEN (0.8%)
                                AUTO TRUCKS & PARTS
                        8,800   Scania AB (A Shares)..............................................       196,934
                                                                                                    ------------
                                BUSINESS SERVICES
                        5,000   Assa Abloy AB (Series B)..........................................       132,382
                        6,000   Securitas AB (Series "B" Free)....................................       181,552
                                                                                                    ------------
                                                                                                         313,934
                                                                                                    ------------
                                MEDICAL SUPPLIES
                        6,200   Getinge Industrier AB (B Shares)..................................        98,492
                                                                                                    ------------
                                TELECOMMUNICATION EQUIPMENT
                        5,100   Ericsson (L.M.) Telephone Co. AB (Series "B" Free)................       191,935
                                                                                                    ------------

                                TOTAL SWEDEN......................................................       801,295
                                                                                                    ------------

                                SWITZERLAND (2.2%)
                                BUILDING MATERIALS
                          250   Holderbank Financiere Glarus AG (B Shares)........................       203,900
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

          NUMBER OF
            SHARES                                                                                     VALUE
----------------------------------------------------------------------------------------------------------------
                                CONGLOMERATES
                          160   ABB AG - Bearer...................................................  $    200,889
                                                                                                    ------------
                                FOOD PROCESSING
                          500   Nestle S.A........................................................       748,888
                                                                                                    ------------
                                PHARMACEUTICALS
                          294   Novartis AG.......................................................       476,757
                          130   Novartis AG - Bearer..............................................       211,256
                           40   Roche Holdings AG.................................................       396,989
                                                                                                    ------------
                                                                                                       1,085,002
                                                                                                    ------------
                                TOTAL SWITZERLAND.................................................     2,238,679
                                                                                                    ------------

                                UNITED KINGDOM (14.2%)
                                AEROSPACE
                       80,543   Rolls-Royce PLC...................................................       311,927
                                                                                                    ------------
                                AEROSPACE & DEFENSE
                       16,058   British Aerospace PLC.............................................       459,143
                        8,600   Smiths Industries PLC.............................................       120,185
                                                                                                    ------------
                                                                                                         579,328
                                                                                                    ------------
                                AUTO PARTS
                      135,000   LucasVarity PLC...................................................       478,332
                                                                                                    ------------
                                AUTO PARTS - ORIGINAL EQUIPMENT
                       56,000   BBA Group PLC.....................................................       374,689
                                                                                                    ------------
                                BANKING
                       16,000   Abbey National PLC................................................       287,675
                       35,630   National Westminster Bank PLC.....................................       594,229
                                                                                                    ------------
                                                                                                         881,904
                                                                                                    ------------
                                BEVERAGES
                       24,800   Bass PLC..........................................................       386,021
                                                                                                    ------------
                                BROADCAST MEDIA
                        6,300   Flextech PLC*.....................................................        54,196
                                                                                                    ------------
                                BUILDING & CONSTRUCTION
                       61,679   Blue Circle Industries PLC........................................       347,125
                                                                                                    ------------
                                BUSINESS SERVICES
                       24,200   Reuters Holdings PLC..............................................       265,213
                                                                                                    ------------
                                COMPUTER SOFTWARE & SERVICES
                       18,000   SEMA Group PLC....................................................       439,027
                                                                                                    ------------
                                ENERGY
                      144,000   Shell Transport & Trading Co. PLC.................................     1,044,173
                                                                                                    ------------
                                FOOD PROCESSING
                       41,000   Devro PLC.........................................................       256,083
                       52,000   Unilever PLC......................................................       446,476
                                                                                                    ------------
                                                                                                         702,559
                                                                                                    ------------
                                HOUSEHOLD PRODUCTS
                       26,000   Reckitt & Colman PLC..............................................       409,198
                                                                                                    ------------

          NUMBER OF
            SHARES                                                                                     VALUE
----------------------------------------------------------------------------------------------------------------
                                INSURANCE
                       18,000   Britannic Assurance PLC...........................................  $    324,821
                       36,000   Commercial Union PLC..............................................       503,695
                       71,110   Royal & Sun Alliance Insurance Group PLC..........................       718,370
                                                                                                    ------------
                                                                                                       1,546,886
                                                                                                    ------------
                                LEISURE
                       13,722   Granada Group PLC.................................................       210,309
                       74,000   Rank Group PLC....................................................       413,417
                       65,674   Tomkins PLC.......................................................       314,952
                                                                                                    ------------
                                                                                                         938,678
                                                                                                    ------------
                                MANUFACTURING
                       75,000   Vickers PLC.......................................................       291,696
                                                                                                    ------------
                                MERCHANDISING
                       34,000   Next PLC..........................................................       387,741
                                                                                                    ------------
                                PHARMACEUTICALS
                       60,000   British Biotech PLC*..............................................       104,813
                       48,998   Glaxo Wellcome PLC................................................     1,162,781
                                                                                                    ------------
                                                                                                       1,267,594
                                                                                                    ------------
                                PUBLISHING
                       50,000   Reed International PLC............................................       502,640
                                                                                                    ------------
                                RESTAURANTS
                       25,500   Compass Group PLC.................................................       314,760
                                                                                                    ------------
                                RETAIL
                       65,000   Sainsbury (J.) PLC................................................       545,241
                                                                                                    ------------
                                TELECOMMUNICATIONS
                       60,600   British Telecommunications PLC....................................       477,872
                       20,700   Esat Telecom Group PLC (ADR)*.....................................       278,156
                       61,723   Securicor PLC.....................................................       290,409
                       80,607   Vodafone Group PLC................................................       583,169
                                                                                                    ------------
                                                                                                       1,629,606
                                                                                                    ------------
                                TRANSPORTATION
                       32,959   British Airways PLC...............................................       304,172
                                                                                                    ------------
                                UTILITIES - ELECTRIC
                       56,000   National Power PLC................................................       553,728
                                                                                                    ------------

                                TOTAL UNITED KINGDOM..............................................    14,556,434
                                                                                                    ------------

                                UNITED STATES (34.1%)
                                AEROSPACE & DEFENSE
                       13,100   General Motors Corp. (Class H)....................................       483,881
                       12,500   Honeywell, Inc....................................................       856,250
                        7,367   Raytheon Co. (Class A)............................................       363,307
                                                                                                    ------------
                                                                                                       1,703,438
                                                                                                    ------------
                                ALUMINUM
                       12,200   Aluminum Co. of America...........................................       858,575
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

          NUMBER OF
            SHARES                                                                                     VALUE
----------------------------------------------------------------------------------------------------------------
                                APPLIANCES & HOUSEHOLD DURABLES
                       24,400   Maytag Corp.......................................................  $    910,425
                                                                                                    ------------
                                AUTOMOTIVE
                       24,100   Chrysler Corp.....................................................       848,019
                       18,500   Ford Motor Co.....................................................       900,719
                                                                                                    ------------
                                                                                                       1,748,738
                                                                                                    ------------
                                BANKS
                       13,100   First Tennessee National Corp.....................................       874,425
                                                                                                    ------------
                                BEVERAGES - SOFT DRINKS
                       24,100   PepsiCo, Inc......................................................       878,144
                                                                                                    ------------
                                BUILDING MATERIALS
                       18,300   Champion International Corp.......................................       829,219
                                                                                                    ------------
                                CHEMICALS
                        8,700   Dow Chemical Co...................................................       883,050
                       28,000   Georgia Gulf Corp.................................................       857,500
                       20,200   Monsanto Co.......................................................       848,400
                                                                                                    ------------
                                                                                                       2,588,950
                                                                                                    ------------
                                COMMUNICATIONS - EQUIPMENT & SOFTWARE
                       15,450   Cisco Systems, Inc.*..............................................       861,337
                                                                                                    ------------
                                COMPUTERS
                       18,500   Diebold, Inc......................................................       936,563
                       28,400   Gateway 2000, Inc.*...............................................       926,550
                       13,600   Hewlett-Packard Co................................................       850,000
                       22,100   Sun Microsystems, Inc.*...........................................       881,237
                                                                                                    ------------
                                                                                                       3,594,350
                                                                                                    ------------
                                FINANCIAL SERVICES
                       10,000   American Express Co...............................................       892,500
                       16,100   Fannie Mae........................................................       918,706
                       16,100   Travelers Group, Inc..............................................       867,388
                                                                                                    ------------
                                                                                                       2,678,594
                                                                                                    ------------
                                FOODS & BEVERAGES
                       11,000   General Mills, Inc................................................       787,875
                                                                                                    ------------
                                HOUSEHOLD PRODUCTS
                       12,300   Colgate-Palmolive Co..............................................       904,050
                                                                                                    ------------
                                INSURANCE
                        4,800   ESG Re Ltd.*......................................................       111,600
                                                                                                    ------------
                                MEDICAL SERVICES
                       19,100   HBO & Co..........................................................       915,606
                                                                                                    ------------
                                OIL - DOMESTIC
                       11,300   Atlantic Richfield Co.............................................       905,413
                                                                                                    ------------
                                OIL INTEGRATED - INTERNATIONAL
                       11,100   Chevron Corp......................................................       854,700
                       13,900   Exxon Corp........................................................       850,506
                       11,700   Mobil Corp........................................................       844,594
                                                                                                    ------------
                                                                                                       2,549,800
                                                                                                    ------------

          NUMBER OF
            SHARES                                                                                     VALUE
----------------------------------------------------------------------------------------------------------------
                                OIL WELL EQUIPMENT & SERVICE
                       16,800   Diamond Offshore Drilling, Inc....................................  $    808,500
                       10,100   Schlumberger, Ltd.................................................       813,050
                                                                                                    ------------
                                                                                                       1,621,550
                                                                                                    ------------
                                PHARMACEUTICALS
                       12,800   Abbott Laboratories...............................................       839,200
                       11,400   American Home Products Corp.......................................       872,100
                                                                                                    ------------
                                                                                                       1,711,300
                                                                                                    ------------
                                RECREATION
                        9,300   Walt Disney Co....................................................       921,281
                                                                                                    ------------
                                RETAIL - SPECIALTY
                       25,100   Bed Bath & Beyond, Inc.*..........................................       963,213
                       34,500   Pep Boys-Manny, Moe & Jack........................................       823,688
                                                                                                    ------------
                                                                                                       1,786,901
                                                                                                    ------------
                                RETAIL - SPECIALTY APPAREL
                       22,800   Gap, Inc..........................................................       807,975
                                                                                                    ------------
                                SAVINGS & LOAN ASSOCIATIONS
                       13,500   Ahmanson (H.F.) & Co..............................................       903,656
                        9,300   Golden West Financial Corp........................................       909,656
                                                                                                    ------------
                                                                                                       1,813,312
                                                                                                    ------------
                                SEMICONDUCTORS
                       11,600   Intel Corp........................................................       814,175
                                                                                                    ------------
                                STEEL
                       17,300   Nucor Corp........................................................       835,806
                                                                                                    ------------
                                TELECOMMUNICATIONS
                       38,300   Loral Space & Communications Ltd.*................................       821,056
                                                                                                    ------------

                                TOTAL UNITED STATES...............................................    34,833,895
                                                                                                    ------------

                                TOTAL COMMON AND PREFERRED STOCKS
                                (IDENTIFIED COST $86,923,718).....................................    96,024,804
                                                                                                    ------------

        PRINCIPAL
        AMOUNT IN
        THOUSANDS
      ------------
                           SHORT-TERM INVESTMENTS (6.0%)
                           U.S. GOVERNMENT AGENCY (a) (3.4%)
$                  3,500   Federal Home Loan Banks 5.80% due 01/05/98 (AMORTIZED COST
                             $3,497,745)..........................................................     3,497,745
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

        PRINCIPAL
        AMOUNT IN
        THOUSANDS                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------
                           REPURCHASE AGREEMENT (2.6%)
$                  2,661   The Bank of New York 3.875% due 01/02/98 (dated 12/31/97; proceeds
                             $2,662,036) (b)
                             (IDENTIFIED COST $2,661,463).........................................  $  2,661,463
                                                                                                    ------------

                           TOTAL SHORT-TERM INVESTMENTS
                           (IDENTIFIED COST $6,159,208)...........................................     6,159,208
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $93,082,926) (C).........................................................   99.9 %   102,184,012

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    0.1          45,454
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 102,229,466
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $2,026,396 U.S. Treasury Bill 0.00% due 03/26/98 valued at $2,001,998 and $659,123 U.S. Treasury Note 8.875% due 05/15/00 valued at
     $712,695.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $13,384,850 and the aggregate gross unrealized depreciation is $4,283,764, resulting in net unrealized appreciation of $9,101,086.

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
SUMMARY OF INVESTMENTS DECEMBER 31, 1997

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Aerospace.........................................................................  $    311,927       0.3  %
Aerospace & Defense...............................................................     2,282,766       2.2
Airlines..........................................................................       340,625       0.3
Aluminum..........................................................................       858,575       0.8
Apparel...........................................................................       223,704       0.2
Appliances & Household Durables...................................................       910,425       0.9
Auto Parts........................................................................       478,332       0.5
Auto Parts - Original Equipment...................................................       374,689       0.4
Auto Trucks & Parts...............................................................       196,934       0.2
Automotive........................................................................     4,742,181       4.6
Banking...........................................................................     5,527,217       5.4
Banks.............................................................................       874,425       0.9
Beverages.........................................................................     1,302,146       1.3
Beverages - Soft Drinks...........................................................       878,144       0.9
Brewery...........................................................................       557,500       0.5
Broadcast Media...................................................................        54,196       0.1
Building & Construction...........................................................       694,297       0.7
Building Materials................................................................     1,407,924       1.4
Business & Public Services........................................................       141,227       0.1
Business Services.................................................................       898,687       0.9
Chemicals.........................................................................     4,142,585       4.1
Communications - Equipment & Software.............................................       861,337       0.8
Computer Services.................................................................       231,911       0.2
Computer Software.................................................................       752,808       0.7
Computer Software & Services......................................................       439,027       0.4
Computers.........................................................................     3,916,189       3.8
Computers - Systems...............................................................       641,193       0.6
Conglomerates.....................................................................     1,311,471       1.3
Drugs.............................................................................       655,594       0.6
Drugs & Healthcare................................................................       266,569       0.3
Electric..........................................................................       669,475       0.7
Electrical Equipment..............................................................     1,385,480       1.4
Electronics.......................................................................     1,352,364       1.3
Electronics - Semiconductors/Components...........................................       509,578       0.5
Energy............................................................................     1,982,277       1.9
Financial Services................................................................     4,322,552       4.2
Food Processing...................................................................     1,588,046       1.6
Food, Beverage, Tobacco & Household Products......................................       175,000       0.2
Foods & Beverages.................................................................     1,170,022       1.1
Household Furnishings & Appliances................................................       251,530       0.2
Household Products................................................................     1,313,248       1.3
Insurance.........................................................................     3,256,047       3.2

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
International Trade...............................................................  $    508,751       0.5  %
Leisure...........................................................................     1,403,148       1.4
Machinery.........................................................................       504,215       0.5
Manufacturing.....................................................................       948,369       0.9
Manufacturing - International.....................................................       447,617       0.4
Media.............................................................................       386,875       0.4
Medical Services..................................................................       915,606       0.9
Medical Supplies..................................................................        98,492       0.1
Merchandising.....................................................................       387,741       0.4
Multi-Industry....................................................................       127,920       0.1
Natural Gas.......................................................................       742,261       0.7
Oil & Gas Exploration.............................................................       233,200       0.2
Oil - Domestic....................................................................       905,413       0.9
Oil Integrated - International....................................................     2,549,800       2.5
Oil Well Equipment & Service......................................................     1,621,550       1.6
Paper & Forest Products...........................................................       284,297       0.3
Pharmaceuticals...................................................................     5,217,270       5.1
Publishing........................................................................       879,778       0.9
Real Estate.......................................................................     1,197,454       1.2
Recreation........................................................................       921,281       0.9
Repurchase Agreement..............................................................     2,661,463       2.6
Restaurants.......................................................................       524,492       0.5
Retail............................................................................     1,432,833       1.4
Retail - Specialty................................................................     1,786,901       1.7
Retail - Specialty Apparel........................................................       807,975       0.8
Retail Stores.....................................................................       703,125       0.7
Savings & Loan Associations.......................................................     1,813,312       1.8
Semiconductors....................................................................       814,175       0.8
Steel.............................................................................       835,806       0.8
Telecommunication Equipment.......................................................       191,935       0.2
Telecommunications................................................................     9,316,518       9.1
Tire & Rubber Goods...............................................................       433,716       0.4
Transportation....................................................................     1,026,617       1.0
U.S. Government Agency............................................................     3,497,745       3.4
Utilities - Electric..............................................................     1,236,417       1.2
Utilities - Telecommunications....................................................       569,720       0.6
                                                                                    ------------       ---
                                                                                    $102,184,012      99.9  %
                                                                                    ------------       ---
                                                                                    ------------       ---

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                     VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks.....................................................................  $ 95,144,076      93.1  %
Preferred Stocks..................................................................       880,728       0.8
Short-Term Investments............................................................     6,159,208       6.0
                                                                                    ------------       ---
                                                                                    $102,184,012      99.9  %
                                                                                    ------------       ---
                                                                                    ------------       ---

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (85.3%)
           AEROSPACE & DEFENSE (0.9%)
   6,000   BE Aerospace, Inc.*.....................................................................  $   160,500
  13,000   Citation Corp.*.........................................................................      211,250
  11,300   Triumph Group, Inc.*....................................................................      375,725
                                                                                                     -----------
                                                                                                         747,475
                                                                                                     -----------
           AIRLINES (1.3%)
   8,800   Alaska Air Group, Inc.*.................................................................      341,000
  16,600   Midway Airlines, Corp.*.................................................................      251,075
  12,100   Midwest Express Holdings, Inc.*.........................................................      469,631
                                                                                                     -----------
                                                                                                       1,061,706
                                                                                                     -----------
           APPAREL (0.8%)
  28,800   Braun's Fashions Corp.*.................................................................      288,000
  10,350   Quiksilver, Inc.*.......................................................................      296,269
   3,900   Tefron Ltd*.............................................................................       89,700
                                                                                                     -----------
                                                                                                         673,969
                                                                                                     -----------
           AUTO RELATED (0.5%)
   3,400   Delco Remy International, Inc.*.........................................................       42,500
   6,700   Group 1 Automotive, Inc.*...............................................................       60,719
   7,300   Tower Automotive, Inc.*.................................................................      307,056
                                                                                                     -----------
                                                                                                         410,275
                                                                                                     -----------
           BIOTECHNOLOGY (3.3%)
  15,000   BioChem Pharma, Inc. (Canada)*..........................................................      312,187
   1,000   ERGO Science Corp.*.....................................................................       15,000
  10,000   ESC Medical Systems Ltd.* (Israel)......................................................      386,250
  12,500   Gilead Sciences, Inc.*..................................................................      478,125
  10,100   IDEC Pharmaceuticals Corp.*.............................................................      347,187
  18,000   Medco Research, Inc.*...................................................................      252,000
   4,000   Protein Design Labs, Inc.*..............................................................      158,500
  12,565   SangStat Medical Corp.*.................................................................      507,312
   8,000   Vertex Pharmaceuticals, Inc.*...........................................................      263,000
                                                                                                     -----------
                                                                                                       2,719,561
                                                                                                     -----------
           BROADCAST MEDIA (0.3%)
   7,500   Metro Networks, Inc.*...................................................................      245,625
                                                                                                     -----------
           BUSINESS SERVICES (2.7%)
  10,000   Billing Information Concepts Corp.*.....................................................      480,000
   3,500   Conning Corp.*..........................................................................       57,750
  10,000   Faroudja, Inc.*.........................................................................      101,250
  15,500   Hagler Bailly, Inc.*....................................................................      346,812
  11,400   Hypercom Corp.*.........................................................................      161,025
  15,400   LCC International, Inc. (Class A)*......................................................      217,525
   7,500   Metzler Group, Inc.*....................................................................      296,250

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
  13,000   Saville Systems Ireland PLC (ADR) (Ireland)*............................................  $   538,687
                                                                                                     -----------
                                                                                                       2,199,299
                                                                                                     -----------
           COMMERCIAL SERVICES (5.1%)
   7,500   Abacus Direct Corp.*....................................................................      307,500
  15,700   CheckFree Holdings Corp.*...............................................................      423,900
  10,000   Consolidated Graphics, Inc.*............................................................      466,250
   2,000   DBT Online, Inc.*.......................................................................       49,875
  20,000   HA-LO Industries, Inc.*.................................................................      520,000
  13,000   Iron Mountain, Inc.*....................................................................      468,000
  22,500   Lason, Inc.*............................................................................      590,625
  21,400   LECG, Inc.*.............................................................................      187,250
   5,000   Pinnacle Systems, Inc.*.................................................................      121,875
  10,950   Steiner Leisure Ltd.*...................................................................      335,344
  11,700   U.S. Rentals, Inc.*.....................................................................      274,950
  20,000   Vestcom International, Inc.*............................................................      432,500
                                                                                                     -----------
                                                                                                       4,178,069
                                                                                                     -----------
           COMPUTER HARDWARE (1.1%)
  14,000   Creative Technology Ltd.* (Singapore)...................................................      306,250
  10,000   In Focus Systems, Inc.*.................................................................      303,750
   3,300   SCM Microsystems, Inc.*.................................................................       77,962
  10,000   Telxon Corp.............................................................................      238,750
                                                                                                     -----------
                                                                                                         926,712
                                                                                                     -----------
           COMPUTER SOFTWARE (3.6%)
   7,700   Arbor Software Corp.*...................................................................      310,887
  26,800   BEA Systems, Inc.*......................................................................      463,975
  30,000   Credit Management Solutions, Inc.*......................................................      378,750
   9,250   Dr Solomon's Group PLC (United Kingdom)*................................................      293,687
  10,000   Netscape Communications Corp.*..........................................................      242,500
  12,000   PeopleSoft, Inc.*.......................................................................      465,000
  20,000   Simulation Sciences, Inc.*..............................................................      322,500
   9,800   T-HQ, Inc.*.............................................................................      224,175
   7,100   Wind River Systems, Inc.*...............................................................      278,675
                                                                                                     -----------
                                                                                                       2,980,149
                                                                                                     -----------
           COMPUTER SOFTWARE & SERVICES (6.2%)
  14,000   Affiliated Computer Services, Inc. (Class A)*...........................................      368,375
   9,000   BARRA, Inc.*............................................................................      214,875
  22,000   CACI International Inc. (Class A)*......................................................      433,125
  13,900   Concord Communications, Inc.*...........................................................      283,212
   2,600   FlexiInternational Software, Inc.*......................................................       40,300

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
  19,500   Information Management Resources, Inc.*.................................................  $   731,250
  19,900   Intersolv, Inc.*........................................................................      402,975
  11,400   Keane, Inc.*............................................................................      463,125
  33,100   MAPICS, Inc.*...........................................................................      355,825
  10,700   MindSpring Enterprises, Inc.*...........................................................      356,444
  18,000   ONTRACK Data International, Inc.*.......................................................      441,000
   1,700   ProBusiness Services, Inc.*.............................................................       38,250
  11,600   Safeguard Scientifics, Inc.*............................................................      363,950
   4,500   Shared Medical Systems Corp.............................................................      297,000
  11,000   Sungard Data Systems, Inc.*.............................................................      341,000
                                                                                                     -----------
                                                                                                       5,130,706
                                                                                                     -----------
           CONSUMER SERVICES (0.8%)
  14,035   Coinmach Laundry Corp.*.................................................................      343,857
  18,000   Mac-Gray Corp.*.........................................................................      281,250
                                                                                                     -----------
                                                                                                         625,107
                                                                                                     -----------
           DISTRIBUTION (0.8%)
  15,000   JLK Direct Distribution Inc. (Class A)*.................................................      420,000
  15,000   MicroAge, Inc.*.........................................................................      225,937
                                                                                                     -----------
                                                                                                         645,937
                                                                                                     -----------
           DRUGS (2.6%)
  16,800   Alpharma Inc. (Class A).................................................................      365,400
  14,773   ArQule, Inc.*...........................................................................      338,856
   8,700   Dura Pharmaceuticals, Inc.*.............................................................      399,112
  10,000   Medicis Pharmaceutical Corp. (Class A)*.................................................      512,500
  10,600   PathoGenesis Corp.*.....................................................................      393,525
  12,000   Vivus, Inc.*............................................................................      127,500
                                                                                                     -----------
                                                                                                       2,136,893
                                                                                                     -----------
           EDUCATION (0.9%)
  16,000   Education Management Corp.*.............................................................      496,000
   9,000   EduTrek International, Inc. (Class A)*..................................................      227,250
                                                                                                     -----------
                                                                                                         723,250
                                                                                                     -----------
           ELECTRICAL EQUIPMENT (1.2%)
  16,400   EFTC Corp.*.............................................................................      268,550
   5,600   Hadco Corp.*............................................................................      253,400
   6,350   IDX Systems Corp.*......................................................................      234,950
   9,000   National Instruments Corp.*.............................................................      261,000
                                                                                                     -----------
                                                                                                       1,017,900
                                                                                                     -----------
           ELECTRONICS (0.5%)
   6,500   Pittway Corp. (Class A).................................................................      452,562
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           ELECTRONICS - SEMICONDUCTORS/COMPONENTS (0.3%)
  24,100   Quickturn Design System, Inc.*..........................................................  $   277,150
                                                                                                     -----------
           ENTERTAINMENT & LEISURE TIME (2.1%)
  10,700   AMF Bowling, Inc.*......................................................................      267,500
  10,400   Cinar Films, Inc. (Class B) (Canada)*...................................................      399,100
  10,000   Fairfield Communities, Inc.*............................................................      441,250
  20,700   GameTech International, Inc.*...........................................................      219,937
  15,000   Hollywood Park, Inc.*...................................................................      330,000
   5,000   Video Lottery Technologies, Inc.*.......................................................       58,125
                                                                                                     -----------
                                                                                                       1,715,912
                                                                                                     -----------
           ENVIRONMENTAL (1.6%)
  26,800   Allied Waste Industries, Inc.*..........................................................      624,775
  28,000   ITEQ, Inc.*.............................................................................      320,250
  16,800   Tetra Technologies, Inc.*...............................................................      353,850
                                                                                                     -----------
                                                                                                       1,298,875
                                                                                                     -----------
           FINANCE (0.7%)
   8,000   Bank United Corp. (Class A).............................................................      390,000
   5,600   HealthCare Financial Partners*..........................................................      196,000
                                                                                                     -----------
                                                                                                         586,000
                                                                                                     -----------
           FINANCIAL SERVICES (3.6%)
   6,165   CMAC Investment Corp....................................................................      372,212
   7,800   Finova Group Inc........................................................................      387,562
   6,500   GreenPoint Financial Corp...............................................................      471,656
   4,200   Hambrecht & Quist Group*................................................................      153,300
   7,633   Legg Mason, Inc.........................................................................      426,971
  12,000   McDonald & Co. Investments, Inc.........................................................      340,500
  18,750   Morgan Keegan, Inc......................................................................      474,609
  11,300   PennFed Financial Services, Inc.........................................................      377,137
                                                                                                     -----------
                                                                                                       3,003,947
                                                                                                     -----------
           FOOD DISTRIBUTION (0.5%)
  15,000   Triarc Co., Inc.*.......................................................................      408,750
                                                                                                     -----------
           FOOD WHOLESALERS (1.0%)
   5,000   Earthgrains Co..........................................................................      235,000
  13,000   Ralcorp Holdings, Inc.*.................................................................      220,187
  11,000   Smithfield Foods, Inc.*.................................................................      358,187
                                                                                                     -----------
                                                                                                         813,374
                                                                                                     -----------
           FOREST PRODUCTS, PAPER & PACKING (0.5%)
   8,450   Buckeye Technologies Inc.*..............................................................      390,812
                                                                                                     -----------
           HEALTHCARE (0.2%)
   8,100   Coast Dental Services, Inc.*............................................................      192,375
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           HEALTHCARE FACILITIES (1.7%)
  20,000   Assisted Living Concepts, Inc.*.........................................................  $   395,000
  10,900   CareMatrix Corp.*.......................................................................      313,375
  25,000   NovaCare, Inc.*.........................................................................      326,562
  13,537   Rehabcare Group, Inc.*..................................................................      358,731
                                                                                                     -----------
                                                                                                       1,393,668
                                                                                                     -----------
           HEALTHCARE MANAGEMENT SERVICES (2.5%)
  11,100   Advance Paradigm, Inc.*.................................................................      352,425
  18,900   Coventry Corp.*.........................................................................      288,225
  20,000   HealthPlan Services Corp................................................................      420,000
  11,333   Total Renal Care Holdings, Inc.*........................................................      311,658
  14,600   Trigon Healthcare, Inc.*................................................................      381,425
  34,300   Vision Twenty-One, Inc.*................................................................      308,700
                                                                                                     -----------
                                                                                                       2,062,433
                                                                                                     -----------
           HOME BUILDING (0.3%)
  10,000   Crossmann Communities, Inc.*............................................................      274,375
                                                                                                     -----------
           HOTELS/MOTELS (0.4%)
  14,500   Prime Hospitality Corp.*................................................................      295,438
                                                                                                     -----------
           INSURANCE (1.7%)
   7,140   Delphi Financial Group, Inc. (Class A)*.................................................      321,300
   3,800   ESG Re Ltd.*............................................................................       88,350
   7,500   Fremont General Corp....................................................................      410,625
  12,000   John Alden Financial Corp...............................................................      288,000
  15,500   Presidential Life Corp..................................................................      313,875
                                                                                                     -----------
                                                                                                       1,422,150
                                                                                                     -----------
           MEDIA GROUP (0.9%)
   4,800   Jacor Communications, Inc.*.............................................................      255,000
  12,997   Outdoor Systems, Inc.*..................................................................      498,760
                                                                                                     -----------
                                                                                                         753,760
                                                                                                     -----------
           MEDICAL EQUIPMENT (2.7%)
  10,000   Lincare Holdings, Inc.*.................................................................      570,000
  30,000   Orthofix International N.V.*............................................................      352,500
  10,000   Safeskin Corp.*.........................................................................      568,750
  14,200   Schick Technologies, Inc.*..............................................................      269,800
  10,000   Steris Corp.*...........................................................................      482,500
                                                                                                     -----------
                                                                                                       2,243,550
                                                                                                     -----------
           MEDICAL PRODUCTS & SUPPLIES (0.9%)
  23,000   Cyberonics Inc.*........................................................................      346,438
  10,100   Mentor Corp.............................................................................      368,650
   4,300   Young Innovations, Inc.*................................................................       74,175
                                                                                                     -----------
                                                                                                         789,263
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           MISCELLANEOUS (0.3%)
   5,400   Hybrid Networks, Inc.*..................................................................  $    60,075
   4,200   Robbins & Myers, Inc....................................................................      166,425
                                                                                                     -----------
                                                                                                         226,500
                                                                                                     -----------
           OFFICE EQUIPMENT & SUPPLIES (1.3%)
  18,000   Mail-Well, Inc.*........................................................................      729,000
  15,700   Viking Office Products, Inc.*...........................................................      342,456
                                                                                                     -----------
                                                                                                       1,071,456
                                                                                                     -----------
           OIL & GAS (1.5%)
   8,200   New Jersey Resources Corp...............................................................      328,513
  10,000   Northern Border Partners, L.P.*.........................................................      340,000
   7,000   ONEOK, Inc..............................................................................      282,625
   8,000   Piedmont Natural Gas Co.................................................................      287,500
                                                                                                     -----------
                                                                                                       1,238,638
                                                                                                     -----------
           OIL & GAS DRILLING (2.7%)
  19,400   Bayard Drilling Technologies, Inc.*.....................................................      315,250
  10,260   ENSCO International, Inc................................................................      343,710
  10,000   Falcon Drilling Company, Inc.*..........................................................      350,625
  12,635   Global Marine, Inc.*....................................................................      309,558
   5,160   Helmerich & Payne, Inc..................................................................      350,235
  13,000   Marine Drilling Co., Inc.*..............................................................      269,750
  10,000   Rowan Companies, Inc.*..................................................................      305,000
                                                                                                     -----------
                                                                                                       2,244,128
                                                                                                     -----------
           OIL & GAS EXPLORATION (1.1%)
  10,000   Energen Corp............................................................................      397,500
  18,900   Lomak Petroleum, Inc....................................................................      307,125
  13,200   Petsec Energy Ltd (ADR) (Australia)*....................................................      181,500
                                                                                                     -----------
                                                                                                         886,125
                                                                                                     -----------
           OIL EQUIPMENT & SERVICES (1.1%)
   6,000   Carbo Ceramics, Inc.*...................................................................      192,000
  20,000   Global Industries Ltd.*.................................................................      340,000
   4,700   IRI International Corp.*................................................................       65,800
   5,500   Smith International, Inc.*..............................................................      337,563
                                                                                                     -----------
                                                                                                         935,363
                                                                                                     -----------
           OIL RELATED (0.6%)
  12,800   Veritas DGC Inc.*.......................................................................      505,600
                                                                                                     -----------
           PERSONAL PRODUCTS (1.3%)
  20,000   Chattem, Inc.*..........................................................................      292,500
  11,800   NBTY, Inc.*.............................................................................      393,825
  15,590   Twinlab Corp.*..........................................................................      385,853
                                                                                                     -----------
                                                                                                       1,072,178
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           PUBLISHING (0.7%)
  10,000   Petersen Companies, Inc. (Class A)*.....................................................  $   230,000
  10,000   Valassis Communications, Inc.*..........................................................      370,000
                                                                                                     -----------
                                                                                                         600,000
                                                                                                     -----------
           REAL ESTATE INVESTMENT TRUST (0.9%)
   6,000   Capstone Capital Corp...................................................................      153,375
  15,565   Golf Trust of America, Inc..............................................................      451,385
   5,000   OMEGA Healthcare Investors, Inc.........................................................      193,125
                                                                                                     -----------
                                                                                                         797,885
                                                                                                     -----------
           RETAIL (1.7%)
  17,000   Ames Department Stores Inc.*............................................................      291,125
  11,400   Fred Meyer, Inc.*.......................................................................      414,675
  19,625   Fred's, Inc.............................................................................      385,141
  13,000   Pier 1 Imports, Inc.....................................................................      294,125
                                                                                                     -----------
                                                                                                       1,385,066
                                                                                                     -----------
           RETAIL - SPECIALTY (3.8%)
  10,000   Barnes & Noble, Inc.*...................................................................      333,750
   6,800   Cole National Corp. (Class A)*..........................................................      203,575
   8,000   CompUSA, Inc.*..........................................................................      248,000
   5,000   Fossil, Inc.*...........................................................................      125,000
  17,975   Garden Ridge Corp.*.....................................................................      256,144
  11,800   Goody's Family Clothing, Inc.*..........................................................      320,813
  15,900   Guitar Center Inc.*.....................................................................      365,700
  10,000   Just For Feet, Inc.*....................................................................      130,625
   7,800   Linens 'N Things, Inc.*.................................................................      340,275
   9,300   Schein (Henry), Inc.*...................................................................      325,500
   7,000   Wet Seal, Inc. (Class A)*...............................................................      206,500
  18,000   White Cap Industries, Inc.*.............................................................      324,000
                                                                                                     -----------
                                                                                                       3,179,882
                                                                                                     -----------
           SAVINGS & LOAN ASSOCIATIONS (0.5%)
   6,760   Astoria Financial Corp..................................................................      376,870
                                                                                                     -----------
           SEMICONDUCTOR CAPITAL EQUIPMENT (0.0%)
   1,000   Asyst Technologies, Inc.*...............................................................       21,750
                                                                                                     -----------
           SEMICONDUCTORS (2.2%)
  15,000   DII Group, Inc.*........................................................................      403,125
   5,570   Linear Technology Corp..................................................................      320,275
   9,260   Maxim Integrated Products, Inc.*........................................................      319,470
  10,000   Photronics, Inc.*.......................................................................      242,500
  22,000   RF Micro Devices, Inc.*.................................................................      261,250
  12,000   Unitrode Corp.*.........................................................................      258,000
                                                                                                     -----------
                                                                                                       1,804,620
                                                                                                     -----------
           SHIPBUILDING (0.7%)
  20,250   Halter Marine Group, Inc.*..............................................................      584,719
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           TELECOMMUNICATION EQUIPMENT (3.7%)
  10,000   ANTEC Corp.*............................................................................  $   156,250
  13,000   Aspect Telecommunications Corp.*........................................................      271,375
   6,000   Bell Canada International Inc.*.........................................................       91,500
  25,265   Boston Communications Group, Inc.*......................................................      271,599
   6,600   CrossKeys Systems Corp. (Canada)*.......................................................       84,150
  16,750   Davox Corp.*............................................................................      540,188
  18,000   Digital Microwave Corp.*................................................................      261,000
  10,085   Genesys Telecommunications Laboratories, Inc.*..........................................      316,417
   7,500   GeoTel Communications Corp.*............................................................      117,188
   1,000   Innova Corp./ Wash*.....................................................................       14,875
  10,000   Pairgain Technologies, Inc.*............................................................      193,750
  12,000   Premisys Communications, Inc.*..........................................................      310,500
   8,000   REMEC, Inc.*............................................................................      180,000
  10,000   SmarTalk Teleservices Inc.*.............................................................      227,500
                                                                                                     -----------
                                                                                                       3,036,292
                                                                                                     -----------
           TELECOMMUNICATIONS (2.5%)
  10,700   Aliant Communications, Inc..............................................................      335,713
   5,782   CFW Communications Co...................................................................      127,204
   9,100   IXC Communications, Inc.*...............................................................      285,513
  36,000   Metrocall, Inc.*........................................................................      177,750
   6,000   NEXTLINK Communications, Inc. (Class A)*................................................      127,875
  10,300   NTL Incorporated*.......................................................................      285,825
   8,000   Pacific Gateway Exchange, Inc.*.........................................................      430,000
  20,000   Primus Telecommunications Group, Inc.*..................................................      323,750
                                                                                                     -----------
                                                                                                       2,093,630
                                                                                                     -----------
           TELECOMMUNICATIONS - WIRELESS (1.3%)
  20,000   Centennial Cellular Corp. (Class A)*....................................................      402,500
  17,000   Clearnet Communications Inc. (Class A) (Canada)*........................................      191,250
   9,920   Globalstar Telecommunications Ltd.*.....................................................      487,320
                                                                                                     -----------
                                                                                                       1,081,070
                                                                                                     -----------
           TOBACCO (0.4%)
  15,900   General Cigar Holdings, Inc.*...........................................................      338,869
                                                                                                     -----------
           TRANSPORTATION (2.8%)
  10,202   Air Express International Corp..........................................................      307,335
  13,000   Aviation Sales Co.*.....................................................................      489,125
   6,000   Avis Rent-A-Car, Inc.*..................................................................      191,625

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
  11,100   Budget Group, Inc. (Class A)*...........................................................  $   383,644
   3,400   C.H. Robinson Worldwide, Inc............................................................       76,075
  12,900   Galileo International, Inc..............................................................      356,363
   4,000   Hub Group, Inc. (Class A)*..............................................................      115,000
   2,400   Jevic Transportation, Inc.*.............................................................       37,800
  10,000   USFreightways Corp......................................................................      325,000
                                                                                                     -----------
                                                                                                       2,281,967
                                                                                                     -----------
           TOTAL COMMON STOCKS
           (IDENTIFIED COST $57,240,338)...........................................................   70,559,635
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENTS (15.7%)
           U.S. GOVERNMENT AGENCY (a) (15.5%)
$ 12,800   Federal Home Loan Mortgage Corp. 6.00% due 01/02/98
             (AMORTIZED COST $12,797,867)..........................................................   12,797,867
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------

           REPURCHASE AGREEMENT (0.2%)
$    132   The Bank of New York 3.875% due 01/02/98 (dated 12/31/97; proceeds $131,921) (b)
             (IDENTIFIED COST $131,893)............................................................  $   131,893
                                                                                                     -----------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $12,929,760)...........................................................   12,929,760
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $70,170,098) (c)..........................................................  101.0 %   83,489,395

LIABILITIES IN EXCESS OF OTHER ASSETS......................................................   (1.0)      (798,983)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 82,690,412
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

ADR  American Depository Receipt
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $96,719 U.S. Treasury Bond 9.25% due 02/15/16 valued at $134,531.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $15,880,143 and the aggregate gross unrealized depreciation is $2,560,846, resulting in net unrealized appreciation of $13,319,297.

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997

          NUMBER OF
            SHARES                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------
                                COMMON AND PREFERRED STOCKS AND RIGHTS (84.8%)
                                ARGENTINA (6.9%)
                                BANKING
                        4,789   Banco de Galicia y Buenos Aires S.A. de C.V. (ADR).................  $   123,317
                        4,900   Banco Rio de la Plata S.A. (ADR)...................................       68,600
                                                                                                     -----------
                                                                                                         191,917
                                                                                                     -----------
                                BREWERY
                        7,580   Quilmes Industrial S.A. (ADR)......................................      103,751
                                                                                                     -----------
                                FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
                        9,572   Molinos Rio de la Plata S.A. (Class B)*............................       22,977
                                                                                                     -----------
                                INVESTMENT COMPANIES
                       19,926   CEI Citicorp Holdings S.A..........................................       79,720
                                                                                                     -----------
                                MULTI-INDUSTRY
                       54,702   Perez Companc S.A. (Class B).......................................      390,650
                                                                                                     -----------
                                OIL & GAS
                       12,575   Yacimentos Petroliferos Fiscales S.A. (ADR)........................      429,908
                                                                                                     -----------
                                STEEL
                       45,185   Siderca S.A. (Class A).............................................      125,639
                                                                                                     -----------
                                TELECOMMUNICATIONS
                        1,980   Telecom Argentina Stet - France Telecom S.A. (Class B) (ADR).......       70,785
                        6,230   Telefonica de Argentina S.A. (ADR).................................      232,068
                                                                                                     -----------
                                                                                                         302,853
                                                                                                     -----------

                                TOTAL ARGENTINA....................................................    1,647,415
                                                                                                     -----------

                                BRAZIL (14.8%)
                                BREWERY
                      200,000   Companhia Cervejaria Brahma (Pref.)+*..............................      134,409
                                                                                                     -----------
                                ELECTRIC
                        6,290   Companhia Paranaense de Energia - Copel (ADR)+.....................       86,094
                                                                                                     -----------
                                FINANCIAL SERVICES
                      174,000   Itausa Investimentos Itau S.A. (Pref.)+............................      135,645
                                                                                                     -----------
                                GAS
                    1,540,000   Petrobras Distribuidora S.A. (Pref.)+..............................       26,909
                                                                                                     -----------

          NUMBER OF
            SHARES                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------
                                METALS & MINING
                        6,600   Companhia Vale do Rio Doce S.A. (ADR)+.............................  $   133,650
                        7,400   Companhia Vale do Rio Doce S.A. (Pref.)+...........................      148,862
                        5,000   Companhia Vale do Rio Doce S.A. (Debentures).......................      --
                                                                                                     -----------
                                                                                                         282,512
                                                                                                     -----------
                                OIL & GAS
                      954,000   Petroleo Brasileiro S.A. (Pref.)+..................................      223,113
                                                                                                     -----------
                                TELECOMMUNICATIONS
                        1,962   Cia Riograndense Telecomunicacoes S.A. (Pref.).....................        2,417
                      950,000   Telecomunicacoes Brasileiras S.A...................................       96,617
                       11,627   Telecomunicacoes Brasileiras S.A. (ADR)+...........................    1,353,819
                       13,285   Telecomunicacoes de Sao Paulo S.A.+*...............................        3,023
                      441,518   Telecomunicacoes de Sao Paulo S.A. (Pref.)+*.......................      117,497
                                                                                                     -----------
                                                                                                       1,573,373
                                                                                                     -----------
                                TEXTILES
                       30,000   Empresa Nacional de Comercio Redito e Participacoes S.A.*..........           23
                                                                                                     -----------
                                UTILITIES - ELECTRIC
                        4,765   Centrais Electricas Brasileiras S.A. (ADR)+........................      119,721
                    3,500,000   Centrais Electricas Brasileiras S.A. (Pref.)+......................      178,763
                       10,572   Companhia Energetica de Minas Gerais S.A. (Pref.) (ADR)+...........      459,750
                      670,000   Light Participacoes S.A............................................      201,120
                                                                                                     -----------
                                                                                                         959,354
                                                                                                     -----------
                                WATER
                      434,000   Companhia de Saneamento Basico do Estado de Sao Paulo+.............      103,056
                        1,378   Companhia de Saneamento Basico do Estado de Sao Paulo (Rights)*....      --
                                                                                                     -----------
                                                                                                         103,056
                                                                                                     -----------

                                TOTAL BRAZIL.......................................................    3,524,488
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

          NUMBER OF
            SHARES                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------
                                CHILE (4.4%)
                                BANKING
                        2,100   Banco BHIF (ADR)*..................................................  $    33,600
                        6,100   Banco Santander Chile (ADR)........................................       86,162
                                                                                                     -----------
                                                                                                         119,762
                                                                                                     -----------
                                FOOD, BEVERAGE, TOBACCO &
                                HOUSEHOLD PRODUCTS
                        8,140   Embotelladora Andina S.A. (Series A) (ADR).........................      169,414
                        3,540   Embotelladora Andina S.A. (Series B) (ADR).........................       68,809
                        2,600   Vina Concha Y Toro (ADR)...........................................       65,650
                                                                                                     -----------
                                                                                                         303,873
                                                                                                     -----------
                                INVESTMENT COMPANIES
                        3,352   Genesis Chile Fund Ltd.............................................      127,376
                       26,850   The Five Arrows Chile Investment Trust Ltd.........................       67,394
                                                                                                     -----------
                                                                                                         194,770
                                                                                                     -----------
                                TELECOMMUNICATIONS
                        7,917   Compania de Telecommunicaciones de Chile S.A. (ADR)................      236,520
                                                                                                     -----------
                                UTILITIES - ELECTRIC
                        5,350   Enersis S.A. (ADR).................................................      155,150
                                                                                                     -----------
                                UTILITIES - GAS
                        1,800   Chilectra S.A. (ADR) - 144A**......................................       48,150
                                                                                                     -----------

                                TOTAL CHILE........................................................    1,058,225
                                                                                                     -----------
                                CHINA (1.2%)
                                AIR TRANSPORT
                      338,000   China Southern Airlines Co., Ltd. (Class H)*.......................       87,256
                                                                                                     -----------
                                MACHINERY
                      172,000   First Tractor Co., Ltd. (Class H)*.................................      103,791
                                                                                                     -----------
                                OIL REFINERIES
                      240,000   Zhenhai Refining & Chemical Co. (Class H)..........................       99,906
                                                                                                     -----------

                                TOTAL CHINA........................................................      290,953
                                                                                                     -----------

                                COLOMBIA (2.4%)
                                BANKING
                       41,300   Banco Industrial Colombiano S.A. (ADR).............................      578,200
                                                                                                     -----------

          NUMBER OF
            SHARES                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------

                                EGYPT (1.0%)
                                BANKING
                        4,825   Commercial International Bank (GDR)* - 144A**......................  $   100,963
                        2,250   MISR International Bank S.A.E. (GDR)* - 144A**.....................       33,019
                                                                                                     -----------
                                                                                                         133,982
                                                                                                     -----------
                                MANUFACTURING
                        5,200   Suez Cement Co. (GDR) - 144A**.....................................      104,520
                                                                                                     -----------

                                TOTAL EGYPT........................................................      238,502
                                                                                                     -----------

                                HONG KONG (1.5%)
                                APPLIANCES & HOUSEHOLD DURABLES
                       97,000   Guangdong Kelon Elec Holding (Class H).............................       99,538
                                                                                                     -----------
                                ELECTRIC
                      249,000   Beijing Datang Power Generation Co., Ltd.*.........................      114,098
                                                                                                     -----------
                                TELECOMMUNICATIONS
                       78,000   China Telecom Ltd.*................................................      133,904
                                                                                                     -----------

                                TOTAL HONG KONG....................................................      347,540
                                                                                                     -----------

                                HUNGARY (2.9%)
                                CHEMICALS
                        1,865   BorsodChem RT (GDR) - 144A**.......................................       66,208
                                                                                                     -----------
                                OIL - EXPLORATION & PRODUCTION
                        7,100   MOL Magyar Olaj-es Gazipari RT (GDR) - 144A**......................      170,400
                                                                                                     -----------
                                PHARMACEUTICALS
                        1,985   EGIS RT............................................................      124,433
                          980   Gedeon Richter RT (GDR)* - 144A**..................................      110,740
                                                                                                     -----------
                                                                                                         235,173
                                                                                                     -----------
                                TELECOMMUNICATIONS
                        8,000   Magyar Tavkozlesi RT (ADR)*........................................      208,000
                                                                                                     -----------

                                TOTAL HUNGARY......................................................      679,781
                                                                                                     -----------

                                INDIA (5.6%)
                                BANKING
                       13,700   State Bank of India (GDR)*.........................................      229,475
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

          NUMBER OF
            SHARES                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------
                                DIVERSIFIED MANUFACTURING
                       26,000   Reliance Industries Ltd. (GDR) - 144A**............................  $   214,500
                                                                                                     -----------
                                FINANCIAL SERVICES
                        5,025   Hindalco Industries Ltd. (GDR)*....................................       95,475
                                                                                                     -----------
                                INDUSTRIALS
                       11,700   Mahindra & Mahindra Ltd. (GDR)*....................................      117,000
                                                                                                     -----------
                                PHARMACEUTICALS
                        5,000   Ranbaxy Laboratories Ltd. (GDR)....................................      128,750
                                                                                                     -----------
                                TELECOMMUNICATIONS
                       11,900   Mahanagar Telephone Nigam (GDR)*...................................      183,855
                       12,100   Videsh Sanchar Nigam Ltd. (GDR)*...................................      169,702
                                                                                                     -----------
                                                                                                         353,557
                                                                                                     -----------
                                UTILITIES - ELECTRIC
                       12,500   BSES Ltd. (GDR)....................................................      206,250
                                                                                                     -----------
                                TOTAL INDIA........................................................    1,345,007
                                                                                                     -----------

                                KAZAKHSTAN (0.3%)
                                BANKING
                        3,360   Kazkommertsbank Co. (GDR) - 144A**.................................       67,200
                                                                                                     -----------
                                MEXICO (18.5%)
                                BUILDING & CONSTRUCTION
                        5,280   Empresas ICA Sociedad Controladora S.A. de C.V. (ADR)*.............       86,790
                                                                                                     -----------
                                BUILDING MATERIALS
                       19,700   Apasco S.A. de C.V.................................................      136,839
                       72,860   Cemex S.A. de C.V. (B Shares)......................................      389,515
                                                                                                     -----------
                                                                                                         526,354
                                                                                                     -----------
                                CONGLOMERATES
                       26,801   ALFA S.A. de C.V. (Class A)........................................      181,843
                       19,200   DESC S.A. de C.V. (Series B).......................................      183,617
                       37,600   Grupo Carso S.A. de C.V. (Series A1)*..............................      251,848
                                                                                                     -----------
                                                                                                         617,308
                                                                                                     -----------
                                FINANCIAL SERVICES
                       36,124   Grupo Financiero Inbursa S.A. de C.V. (B Shares)...................      147,866
                                                                                                     -----------

          NUMBER OF
            SHARES                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------
                                FOOD, BEVERAGE, TOBACCO &
                                HOUSEHOLD PRODUCTS
                       25,200   Fomento Economico Mexicano S.A. de C.V. (B Shares).................  $   201,612
                       15,800   Grupo Industrial Bimbo S.A. de C.V. (Series A).....................      152,865
                       19,200   Grupo Modelo S.A. de C.V. (Series C)...............................      161,469
                        3,784   Panamerican Beverages, Inc. (Class A)..............................      123,453
                                                                                                     -----------
                                                                                                         639,399
                                                                                                     -----------
                                MEDIA GROUP
                        6,770   Grupo Televisa S.A. de C.V. (GDR)*.................................      261,914
                                                                                                     -----------
                                PAPER & FOREST PRODUCTS
                       83,650   Kimberly-Clark de Mexico S.A. de C.V. (A Shares)...................      409,846
                                                                                                     -----------
                                RETAIL
                      169,000   Cifra S.A. de C.V. (Series C)......................................      379,422
                        9,460   Cifra S.A. de C.V. (Series V)......................................       23,351
                       27,300   Organizacion Soriana S.A. de C.V. (Series B).......................      120,212
                                                                                                     -----------
                                                                                                         522,985
                                                                                                     -----------
                                STEEL & IRON
                        7,300   Tubos de Acero de Mexico S.A. de C.V. (ADR)*.......................      157,862
                                                                                                     -----------
                                TELECOMMUNICATIONS
                       18,270   Telefonos de Mexico S.A. de C.V. (Series L) (ADR)..................    1,024,262
                                                                                                     -----------

                                TOTAL MEXICO.......................................................    4,394,586
                                                                                                     -----------

                                PERU (2.9%)
                                BREWERY
                      160,971   Union de Cervecerias Peruanas Backus & Johnston S.A. (T Shares)....      147,788
                                                                                                     -----------
                                BUILDING MATERIALS
                       57,595   Cementos Lima, S.A.................................................      125,004
                                                                                                     -----------
                                FINANCIAL SERVICES
                        7,268   Credicorp Ltd......................................................      130,824
                                                                                                     -----------
                                METALS & MINING
                        8,420   Compania de Minas Buenaventura S.A. (B Shares).....................       63,390
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

          NUMBER OF
            SHARES                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------
                                TELECOMMUNICATIONS
                        9,267   CPT Telefonica del Peru S.A. (ADR).................................  $   216,037
                                                                                                     -----------
                                TOTAL PERU.........................................................      683,043
                                                                                                     -----------

                                PHILIPPINES (0.5%)
                                TELECOMMUNICATIONS
                        4,600   Philippine Long Distance Telephone Co..............................      101,200
                                                                                                     -----------
                                UTILITIES - ELECTRIC
                        7,383   Manila Electric Co. (B Shares).....................................       24,733
                                                                                                     -----------
                                TOTAL PHILIPPINES..................................................      125,933
                                                                                                     -----------

                                POLAND (2.1%)
                                BANKING
                        9,300   Bank Rozwoju Eksportu S.A..........................................      192,869
                                                                                                     -----------
                                BREWERY
                        1,500   Zaklady Piwowarskie w Zywcu S.A....................................      126,137
                                                                                                     -----------
                                INVESTMENT COMPANIES
                        5,288   Polish National Investment Fund*...................................      186,282
                                                                                                     -----------
                                TOTAL POLAND.......................................................      505,288
                                                                                                     -----------

                                RUSSIA (4.8%)
                                ELECTRIC - MAJOR
                        5,300   Unified Energy Systems (ADR).......................................      159,000
                        2,680   Unified Energy Systems (BRIDGE) Certificate (ADR) - 144A**.........      181,389
                                                                                                     -----------
                                                                                                         340,389
                                                                                                     -----------
                                GAS
                       12,400   Gazprom (ADR) - 144A**.............................................      294,500
                                                                                                     -----------
                                OIL & GAS
                        1,000   Lukoil Holding Co. (ADR) - 144A**..................................       92,000
                       28,000   Surgutneftegaz (ADR)...............................................      283,640
                                                                                                     -----------
                                                                                                         375,640
                                                                                                     -----------

          NUMBER OF
            SHARES                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------
                                UTILITIES - ELECTRIC
                        1,000   AO Tatneft (ADR)...................................................  $   141,000
                                                                                                     -----------

                                TOTAL RUSSIA.......................................................    1,151,529
                                                                                                     -----------

                                SOUTH AFRICA (3.1%)
                                BANKING
                        6,840   Nedcor Ltd.........................................................      151,875
                                                                                                     -----------
                                FINANCE - DIVERSIFIED
                        8,820   Johnnies Industrial Corp., Ltd.....................................       93,930
                                                                                                     -----------
                                LIFE INSURANCE
                        4,130   Liberty Life Association of Africa Ltd.............................      106,137
                                                                                                     -----------
                                MULTI-INDUSTRY
                       12,024   Barlow Ltd.........................................................      102,095
                       11,220   Rembrandt Group Ltd................................................       81,889
                                                                                                     -----------
                                                                                                         183,984
                                                                                                     -----------
                                OIL & GAS
                       13,173   Sasol Ltd..........................................................      138,121
                                                                                                     -----------
                                TELECOMMUNICATION EQUIPMENT
                       65,400   New Africa Investments Ltd. (N Shares).............................       62,523
                                                                                                     -----------

                                TOTAL SOUTH AFRICA.................................................      736,570
                                                                                                     -----------

                                TAIWAN (3.8%)
                                COMPUTERS - PERIPHERAL EQUIPMENT
                       10,100   Asustek Computer Inc. (GDR)........................................      167,912
                                                                                                     -----------
                                ELECTRONICS - SEMICONDUCTORS/
                                COMPONENTS
                        2,700   Siliconware Precision Industries Co. (GDR).........................       34,560
                       20,000   Taiwan Semiconductor Manufacturing Co. (ADR).......................      363,750
                                                                                                     -----------
                                                                                                         398,310
                                                                                                     -----------
                                INVESTMENT COMPANIES
                       25,400   ROC Taiwan Fund....................................................      206,375
                       12,000   The Taiwan Index Fund Ltd..........................................      142,560
                                                                                                     -----------
                                                                                                         348,935
                                                                                                     -----------

                                TOTAL TAIWAN.......................................................      915,157
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

          NUMBER OF
            SHARES                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------
                                TURKEY (5.0%)
                                BANKING
                    1,600,000   Akbank T.A.S.......................................................  $   141,063
                      880,000   Turkiye Garanti Bankasi A.S........................................       43,575
                                                                                                     -----------
                                                                                                         184,638
                                                                                                     -----------
                                BUILDING MATERIALS
                    1,440,000   Cimsa Cimento Sanayi Ve Ticaret A.S................................       78,261
                                                                                                     -----------
                                CEMENT
                      480,000   Baticim Bati Anadolu Cimento Sanayii A.S...........................       55,652
                                                                                                     -----------
                                HOUSEWARES
                    5,246,858   Trakya Cam Sanayii A.S.............................................      304,165
                                                                                                     -----------
                                PROPERTY - CASUALTY INSURANCE
                    3,600,000   Aksigorta A.S......................................................      230,435
                                                                                                     -----------
                                TELECOMMUNICATIONS
                      620,000   Netas Northern Elektrik Telekomunikasyon A.S.*.....................      224,638
                                                                                                     -----------
                                TELEVISION
                    1,400,000   Vestel Elektronik Sanayi ve Ticaret A.S............................      114,976
                                                                                                     -----------

                                TOTAL TURKEY.......................................................    1,192,765
                                                                                                     -----------

                                VENEZUELA (3.0%)
                                TELECOMMUNICATIONS
                       16,950   Compania Anonima Nacional Telefonos de Venezuela (ADR)*............      705,544
                                                                                                     -----------

          NUMBER OF
            SHARES                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------

                                VIETNAM (0.1%)
                                INVESTMENT COMPANIES
                        1,800   Lazard Vietnam Fund Ltd............................................  $    14,400
                                                                                                     -----------

TOTAL COMMON AND PREFERRED STOCKS AND RIGHTS
(IDENTIFIED COST $18,976,480) (a)..........................................................   84.8 %   20,202,126

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................   15.2      3,612,509
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 23,814,635
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
 + Some or all of these securities are segregated in connection with open forward foreign currency contracts.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $2,743,366 and the aggregate gross unrealized depreciation is $1,517,720, resulting in net unrealized appreciation of $1,225,646.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 1997:

   CONTRACTS TO          IN EXCHANGE      DELIVERY     UNREALIZED
      RECEIVE                FOR            DATE      DEPRECIATION
-------------------------------------------------------------------
        MXN 190,263          $    23,621  01/02/98   $        (21)
       $    541,000          BRL 649,200  04/29/98         (6,756)
       $    541,000          BRL 649,200  04/30/98         (6,478)
                                                     --------------
      Total unrealized depreciation................  $    (13,255)
                                                     --------------
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
SUMMARY OF INVESTMENTS DECEMBER 31, 1997

                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Air Transport......................................................................  $    87,256       0.4  %
Appliances & Household Durables....................................................       99,538       0.4
Banking............................................................................    1,849,918       7.8
Brewery............................................................................      512,085       2.1
Building & Construction............................................................       86,790       0.4
Building Materials.................................................................      729,619       3.1
Cement.............................................................................       55,652       0.2
Chemicals..........................................................................       66,208       0.3
Computers - Peripheral Equipment...................................................      167,912       0.7
Conglomerates......................................................................      617,308       2.6
Diversified Manufacturing..........................................................      214,500       0.9
Electric...........................................................................      200,192       0.9
Electric - Major...................................................................      340,389       1.4
Electronics - Semiconductors/Components............................................      398,310       1.7
Finance - Diversified..............................................................       93,930       0.4
Financial Services.................................................................      509,810       2.1
Food, Beverage, Tobacco & Household Products.......................................      966,249       4.1
Gas................................................................................      321,409       1.3
Housewares.........................................................................      304,165       1.3
Industrials........................................................................      117,000       0.5
Investment Companies...............................................................      824,107       3.5
Life Insurance.....................................................................      106,137       0.4
Machinery..........................................................................      103,791       0.4
Manufacturing......................................................................      104,520       0.4
Media Group........................................................................      261,914       1.1

                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Metals & Mining....................................................................  $   345,902       1.5  %
Multi-Industry.....................................................................      574,634       2.4
Oil & Gas..........................................................................    1,166,782       4.9
Oil - Exploration & Production.....................................................      170,400       0.7
Oil Refineries.....................................................................       99,906       0.4
Paper & Forest Products............................................................      409,846       1.7
Pharmaceuticals....................................................................      363,923       1.5
Property - Casualty Insurance......................................................      230,435       1.0
Retail.............................................................................      522,985       2.2
Steel..............................................................................      125,639       0.5
Steel & Iron.......................................................................      157,862       0.7
Telecommunication Equipment........................................................       62,523       0.3
Telecommunications.................................................................    5,079,888      21.3
Television.........................................................................      114,976       0.5
Textiles...........................................................................           23      --
Utilities - Electric...............................................................    1,486,487       6.2
Utilities - Gas....................................................................       48,150       0.2
Water..............................................................................      103,056       0.4
                                                                                     -----------       ---
                                                                                     $20,202,126      84.8  %
                                                                                     -----------       ---
                                                                                     -----------       ---

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                      VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks......................................................................  $18,774,761      78.8  %
Preferred Stocks...................................................................    1,427,365       6.0
                                                                                     -----------       ---
                                                                                     $20,202,126      84.8  %
                                                                                     -----------       ---
                                                                                     -----------       ---

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1997
                                           NORTH
                                         AMERICAN
                            MONEY       GOVERNMENT    DIVERSIFIED
                            MARKET      SECURITIES       INCOME        BALANCED      UTILITIES
------------------------------------------------------------------------------------------------
ASSETS:
Investments in
  securities, at value
  *....................  $ 83,578,604   $5,044,961    $60,739,821    $ 72,607,791   $ 50,695,584
Cash...................         6,167       33,228        333,005         --             --
Receivable for:
    Investments sold...       --            --             79,250         --             --
    Shares of
      beneficial
      interest sold....       804,184       --            111,886          41,267         42,841
    Dividends..........       --            --            --               24,087         67,966
    Interest...........        31,937       28,947        924,494         275,979         40,981
    Foreign withholding
      taxes
      reclaimed........       --            --            --              --               3,985
    Compensated forward
      foreign currency
      contracts........       --            --            342,773         --             --
Unrealized appreciation
  on open forward
  foreign currency
  contracts............       --            --             66,507         --             --
Deferred organizational
  expenses.............         2,980        2,980          2,980           2,980          2,980
Receivable from
  affiliate............       --            --            --              --             --
Prepaid expenses and
  other assets.........         1,364           44              4         --                   6
                         ------------   -----------   ------------   ------------   ------------
     TOTAL ASSETS......    84,425,236    5,110,160     62,600,720      72,952,104     50,854,343
                         ------------   -----------   ------------   ------------   ------------
LIABILITIES:
Payable for:
    Investments
      purchased........       --            --            --            1,533,294        --
    Shares of
      beneficial
      interest
      repurchased......       314,571          207          2,581          20,448         36,178
    Compensated forward
      foreign currency
      contracts........       --            --            262,184         --             --
    Investment
      management
      fees.............        38,681        2,917         21,802          47,126         28,198
Unrealized depreciation
  on open forward
  foreign currency
  contracts............       --            --                939         --             --
Accrued expenses and
  other payables.......        26,590       15,589         26,213          27,800         24,022
                         ------------   -----------   ------------   ------------   ------------
     TOTAL
     LIABILITIES.......       379,842       18,713        313,719       1,628,668         88,398
                         ------------   -----------   ------------   ------------   ------------
NET ASSETS:
Paid-in-capital........    84,045,331    5,046,465     61,744,472      60,398,224     39,233,765
Accumulated
  undistributed net
  investment income
  (loss)...............            63       15,876        433,907         117,451         81,278
Accumulated
  undistributed net
  realized gain
  (loss)...............       --           (10,351)      (274,507)      1,854,938        698,472
Net unrealized
  appreciation.........       --            39,457        383,129       8,952,823     10,752,430
                         ------------   -----------   ------------   ------------   ------------
     NET ASSETS........  $ 84,045,394   $5,091,447    $62,287,001    $ 71,323,436   $ 50,765,945
                         ------------   -----------   ------------   ------------   ------------
                         ------------   -----------   ------------   ------------   ------------
     *IDENTIFIED
     COST..............  $ 83,578,604   $5,005,504    $60,415,470    $ 63,654,968   $ 39,943,154
                         ------------   -----------   ------------   ------------   ------------
                         ------------   -----------   ------------   ------------   ------------
     SHARES OF
     BENEFICIAL
     INTEREST
     OUTSTANDING.......    84,045,331      500,680      6,050,755       4,745,175      3,205,930
                         ------------   -----------   ------------   ------------   ------------
                         ------------   -----------   ------------   ------------   ------------
NET ASSET VALUE PER
SHARE
(UNLIMITED AUTHORIZED
SHARES OF $.01 PAR
VALUE).................         $1.00       $10.17         $10.29          $15.03         $15.84
                         ------------   -----------   ------------   ------------   ------------
                         ------------   -----------   ------------   ------------   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1997

                          DIVIDEND    VALUE-ADDED                  AMERICAN      MID-CAP       GLOBAL     DEVELOPING    EMERGING
                           GROWTH        MARKET     CORE EQUITY     VALUE        GROWTH        EQUITY       GROWTH       MARKETS
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in
  securities, at value
  *.................... $517,316,474  $144,718,893  $40,996,550  $237,573,341  $20,289,689  $102,184,012  $83,489,395  $20,202,126
Cash...................      --            --           --             27,749      --            --           --         3,614,248
Receivable for:
    Investments sold...      --          2,281,748      --          1,895,415      349,058       --           179,690          200
    Shares of
      beneficial
      interest sold....      830,093       112,289       48,203       202,810       47,060       105,361       29,000        5,707
    Dividends..........    1,012,815       178,701       20,989       125,529        5,265        96,513       16,577       68,646
    Interest...........          589            61          376       303,401           39           287           14       46,126
    Foreign withholding
      taxes
      reclaimed........      --            --           --                204      --             45,043      --           --
    Compensated forward
      foreign currency
      contracts........      --            --           --            --           --            --           --           --
Unrealized appreciation
  on open forward
  foreign currency
  contracts............      --            --           --            --           --            --           --           --
Deferred organizational
  expenses.............        2,980         2,980        2,980         2,980      --              2,980        2,980        2,980
Receivable from
  affiliate............      --            --           --            --            13,966       --           --           --
Prepaid expenses and
  other assets.........        3,315            24      --                794        3,296           312          400          243
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
     TOTAL ASSETS......  519,166,266   147,294,696   41,069,098   240,132,223   20,708,373   102,434,508   83,718,056   23,940,276
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
LIABILITIES:
Payable for:
    Investments
      purchased........      --          5,761,269      697,938     9,779,707    1,454,353       --           643,643       23,600
    Shares of
      beneficial
      interest
      repurchased......      415,807       118,818        8,216       167,500          722        73,807      316,323       25,336
    Compensated forward
      foreign currency
      contracts........      --            --           --            --           --            --           --           --
    Investment
      management
      fees.............      285,630        61,919       30,089       125,547      --             90,542       36,127       26,480
Unrealized depreciation
  on open forward
  foreign currency
  contracts............      --            --           --            --           --            --           --            13,255
Accrued expenses and
  other payables.......       45,724        36,517       21,742        45,835       17,263        40,693       31,551       36,970
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
     TOTAL
     LIABILITIES.......      747,161     5,978,523      757,985    10,118,589    1,472,338       205,042    1,027,644      125,641
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
NET ASSETS:
Paid-in-capital........  419,602,338   111,007,677   32,995,259   174,404,265   17,711,433    93,732,538   69,320,011   23,464,634
Accumulated
  undistributed net
  investment income
  (loss)...............      784,586       169,935      --            166,525       19,748       310,005       36,082       85,508
Accumulated
  undistributed net
  realized gain
  (loss)...............   25,662,041     2,211,558    1,250,823    27,762,359      (41,862)     (911,992)      15,022     (947,778)
Net unrealized
  appreciation.........   72,370,140    27,927,003    6,065,031    27,680,485    1,546,716     9,098,915   13,319,297    1,212,271
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
     NET ASSETS........ $518,419,105  $141,316,173  $40,311,113  $230,013,634  $19,236,035  $102,229,466  $82,690,412  $23,814,635
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
     *IDENTIFIED
     COST.............. $444,946,334  $116,791,890  $34,931,519  $209,892,856  $18,742,973  $ 93,082,926  $70,170,098  $18,976,480
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
     SHARES OF
     BENEFICIAL
     INTEREST
     OUTSTANDING.......   26,484,381     8,046,487    2,434,295    11,680,635    1,687,227     7,882,702    4,315,931    2,105,876
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
NET ASSET VALUE PER
SHARE
(UNLIMITED AUTHORIZED
SHARES OF $.01 PAR
VALUE).................       $19.57        $17.56       $16.56        $19.69       $11.40        $12.97       $19.16       $11.31
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1997
                                           NORTH
                                          AMERICAN
                            MONEY        GOVERNMENT     DIVERSIFIED
                           MARKET        SECURITIES        INCOME       BALANCED      UTILITIES
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

INCOME
Interest...............  $ 5,223,567      $277,812      $  4,018,833   $ 1,304,270   $    276,868
Dividends from
  affiliate (Note 3)...      --            --                --            --             --
Dividends..............      --            --                --            359,903**    1,165,235**
                         -----------   --------------   ------------   -----------   ------------
     TOTAL INCOME......    5,223,567       277,812         4,018,833     1,664,173      1,442,103
                         -----------   --------------   ------------   -----------   ------------
EXPENSES
Investment management
  fee..................      463,709        30,048           186,066       422,583        261,168
Professional fees......       16,821        13,615            15,345        16,593         14,073
Custodian fees.........       13,548        10,250            35,076        21,161         13,151
Shareholder reports and
  notices..............       12,293         1,202             7,107        11,748         11,382
Trustees' fees and
  expenses.............        1,869             2               617           632            536
Transfer agent fees and
  expenses.............          500           500               500           500            500
Organizational
  expenses.............        1,606         1,606             1,606         1,606          1,606
Other..................        2,207         1,198             8,702         5,508          2,373
                         -----------   --------------   ------------   -----------   ------------
     TOTAL EXPENSES....      512,553        58,421           255,019       480,331        304,789
Less: amounts
  reimbursed/waived....      --            --                --            --             --
                         -----------   --------------   ------------   -----------   ------------
     NET EXPENSES......      512,553        58,421           255,019       480,331        304,789
                         -----------   --------------   ------------   -----------   ------------
     NET INVESTMENT
     INCOME............    4,711,014       219,391         3,763,814     1,183,842      1,137,314
                         -----------   --------------   ------------   -----------   ------------
NET REALIZED AND
UNREALIZED GAIN (LOSS):
Net realized gain
  (loss) on:
    Investments........      --             (1,271)       (1,093,986)    1,883,756        872,891
    Foreign exchange
      transactions.....      --            --                767,173       --             --
                         -----------   --------------   ------------   -----------   ------------
     NET GAIN (LOSS)...      --             (1,271)         (326,813)    1,883,756        872,891
                         -----------   --------------   ------------   -----------   ------------
Net change in
  unrealized
  appreciation/
  depreciation on:
    Investments........      --             44,134           445,640     5,626,407      8,023,362
    Translation of
      forward foreign
      currency
      contracts and
      other assets and
      liabilities
      denominated in
      foreign
      currencies.......      --            --                (14,561)      --             --
                         -----------   --------------   ------------   -----------   ------------
     NET APPRECIATION
     (DEPRECIATION)....      --             44,134           431,079     5,626,407      8,023,362
                         -----------   --------------   ------------   -----------   ------------
     NET GAIN (LOSS)...      --             42,863           104,266     7,510,163      8,896,253
                         -----------   --------------   ------------   -----------   ------------
NET INCREASE
(DECREASE).............  $ 4,711,014      $262,254      $  3,868,080   $ 8,694,005   $ 10,033,567
                         -----------   --------------   ------------   -----------   ------------
                         -----------   --------------   ------------   -----------   ------------

------------------

 * For the period January 21, 1997 (commencement of operations) through December 31, 1997.
**   Net of foreign withholding tax of $1,619, $15,705, $5,460, $1,268, $3,822,
     $154, $102,055, $468 and $26,423, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1997

                          DIVIDEND     VALUE-ADDED      CORE       AMERICAN      MID-CAP       GLOBAL     DEVELOPING   EMERGING
                           GROWTH        MARKET        EQUITY        VALUE       GROWTH*       EQUITY       GROWTH      MARKETS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

INCOME
Interest...............  $   349,892   $   446,343   $   43,951   $   761,291   $  127,380   $  571,528   $  497,037   $ 141,678
Dividends from
  affiliate (Note 3)...      --              5,660       --           --            --           --           --          --
Dividends..............   10,583,415     1,782,249**    294,480**   1,147,123**     29,310**  1,172,224**    109,186**   401,826**
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
     TOTAL INCOME......   10,933,307     2,234,252      338,431     1,908,414      156,690    1,743,752      606,223     543,504
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
EXPENSES
Investment management
  fee..................    2,477,416       540,475      254,398     1,082,276       66,404      852,703      355,267     308,327
Professional fees......       19,122        15,584       15,757        18,943       16,538       16,382       15,696      15,306
Custodian fees.........       28,755        27,195       19,088        45,621       12,571       64,967       31,357      85,020
Shareholder reports and
  notices..............       46,228        21,269        5,080        31,002        2,067       14,143       16,331       2,151
Trustees' fees and
  expenses.............        5,975         1,447          206         2,076           39        1,228          986         831
Transfer agent fees and
  expenses.............          500           500          500           500          500          500          500         500
Organizational
  expenses.............        1,606         1,606        1,606         1,606       --            1,606        1,606       1,606
Other..................        5,571        13,796        2,303         3,788          688       13,500        3,079       8,796
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
     TOTAL EXPENSES....    2,585,173       621,872      298,938     1,185,812       98,807      965,029      424,822     422,537
Less: amounts
  reimbursed/waived....      --            --            --           --           (98,807)      --           --          --
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
     NET EXPENSES......    2,585,173       621,872      298,938     1,185,812       --          965,029      424,822     422,537
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
     NET INVESTMENT
     INCOME............    8,348,134     1,612,380       39,493       722,602      156,690      778,723      181,401     120,967
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
NET REALIZED AND
UNREALIZED GAIN (LOSS):
Net realized gain
  (loss) on:
    Investments........   25,772,008     2,211,559    1,290,619    28,077,637      (41,862)     207,794    2,009,657    (600,494)
    Foreign exchange
      transactions.....      --            --            --           --            --             (826)      --           5,739
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
     NET GAIN (LOSS)...   25,772,008     2,211,559    1,290,619    28,077,637      (41,862)     206,968    2,009,657    (594,755)
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
Net change in
  unrealized
  appreciation/
  depreciation on:
    Investments........   50,279,373    20,050,469    4,281,360    18,351,924    1,546,716    4,450,608    6,889,489    (143,450)
    Translation of
      forward foreign
      currency
      contracts and
      other assets and
      liabilities
      denominated in
      foreign
      currencies.......      --            --            --           --            --           (2,897)      --         (13,180)
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
     NET APPRECIATION
     (DEPRECIATION)....   50,279,373    20,050,469    4,281,360    18,351,924    1,546,716    4,447,711    6,889,489    (156,630)
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
     NET GAIN (LOSS)...   76,051,381    22,262,028    5,571,979    46,429,561    1,504,854    4,654,679    8,899,146    (751,385)
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
NET INCREASE
(DECREASE).............  $84,399,515   $23,874,408   $5,611,472   $47,152,163   $1,661,544   $5,433,402   $9,080,547   $(630,418)
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,

                                                             NORTH AMERICAN
                                 MONEY MARKET             GOVERNMENT SECURITIES
                         ----------------------------   -------------------------
                             1997            1996          1997          1996
-----------------------------------------------------   -------------------------
INCREASE (DECREASE) IN
NET ASSETS:

OPERATIONS:
Net investment
  income...............  $   4,711,014   $  2,961,002   $   219,391   $   158,771
Net realized gain
  (loss)...............       --              --             (1,271)       (8,538)
Net change in
  unrealized
  appreciation/
  depreciation.........       --              --             44,134       (11,739)
                         -------------   ------------   -----------   -----------
     NET INCREASE......      4,711,014      2,961,002       262,254       138,494
                         -------------   ------------   -----------   -----------
DIVIDENDS AND
DISTRIBUTIONS FROM:
Net investment
  income...............     (4,710,989)    (2,960,990)     (222,788)     (144,983)
Net realized gain......       --              --            --            --
                         -------------   ------------   -----------   -----------
     TOTAL.............     (4,710,989)    (2,960,990)     (222,788)     (144,983)
                         -------------   ------------   -----------   -----------
TRANSACTIONS IN SHARES
OF BENEFICIAL INTEREST:
Net proceeds from
  sales................    120,256,057     78,840,405     1,648,694     3,289,914
Reinvestment of
  dividends and
  distributions........      4,710,989      2,960,989       222,788       144,983
Cost of shares
  repurchased..........   (127,923,366)   (36,888,754)     (991,209)     (544,380)
                         -------------   ------------   -----------   -----------
     NET INCREASE
     (DECREASE)........     (2,956,320)    44,912,640       880,273     2,890,517
                         -------------   ------------   -----------   -----------
     TOTAL INCREASE
     (DECREASE)........     (2,956,295)    44,912,652       919,739     2,884,028
NET ASSETS:
Beginning of period....     87,001,689     42,089,037     4,171,708     1,287,680
                         -------------   ------------   -----------   -----------
     END OF PERIOD.....  $  84,045,394   $ 87,001,689   $ 5,091,447   $ 4,171,708
                         -------------   ------------   -----------   -----------
                         -------------   ------------   -----------   -----------
UNDISTRIBUTED NET
INVESTMENT INCOME......  $          63   $         38   $    15,876   $    19,273
                         -------------   ------------   -----------   -----------
                         -------------   ------------   -----------   -----------
SHARES ISSUED AND
REPURCHASED:
Sold...................    120,256,057     78,840,405       162,979       326,740
Issued in reinvestment
  of dividends and
  distributions........      4,710,989      2,960,989        22,097        14,475
Repurchased............   (127,923,366)   (36,888,754)      (98,049)      (54,111)
                         -------------   ------------   -----------   -----------
NET INCREASE
(DECREASE).............     (2,956,320)    44,912,640        87,027       287,104
                         -------------   ------------   -----------   -----------
                         -------------   ------------   -----------   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,

                             DIVERSIFIED INCOME              BALANCED                 UTILITIES               DIVIDEND GROWTH
                          -------------------------  ------------------------  ------------------------  --------------------------
                              1997         1996         1997         1996         1997         1996          1997          1996
-------------------------------------------------------------------------------------------------------  --------------------------
INCREASE (DECREASE) IN
NET ASSETS:

OPERATIONS:
Net investment income.... $  3,763,814  $ 1,632,440  $ 1,183,842  $   732,777  $ 1,137,314  $   981,948  $  8,348,134  $  3,973,273
Net realized gain
  (loss).................     (326,813)     222,680    1,883,756      165,198      872,891      (34,414)   25,772,008    13,581,202
Net change in unrealized
  appreciation/
  depreciation...........      431,079      (85,690)   5,626,407    2,556,189    8,023,362    1,420,438    50,279,373    15,794,035
                          ------------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
     NET INCREASE........    3,868,080    1,769,430    8,694,005    3,454,164   10,033,567    2,367,972    84,399,515    33,348,510
                          ------------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
DIVIDENDS AND
DISTRIBUTIONS FROM:
Net investment income....   (3,642,497)  (1,475,700)  (1,157,698)    (689,333)  (1,156,425)    (940,692)   (8,067,138)   (3,704,044)
Net realized gain........      (92,958)     (20,718)    (164,839)    (141,913)    (140,005)     (20,650)  (13,688,414)     (181,533)
                          ------------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
     TOTAL...............   (3,735,455)  (1,496,418)  (1,322,537)    (831,246)  (1,296,430)    (961,342)  (21,755,552)   (3,885,577)
                          ------------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from
  sales..................   37,352,457   27,898,560   32,245,427   28,026,839   12,711,349   23,406,556   216,990,147   152,508,539
Reinvestment of dividends
  and distributions......    3,735,455    1,496,418    1,322,537      831,246    1,296,430      961,342    21,755,552     3,885,577
Cost of shares
  repurchased............  (11,052,734)  (6,520,785)  (8,509,024)  (8,899,367)  (7,665,054)  (8,047,676)  (41,071,424)   (6,450,410)
                          ------------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
     NET INCREASE
     (DECREASE)..........   30,035,178   22,874,193   25,058,940   19,958,718    6,342,725   16,320,222   197,674,275   149,943,706
                          ------------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
     TOTAL INCREASE
     (DECREASE)..........   30,167,803   23,147,205   32,430,408   22,581,636   15,079,862   17,726,852   260,318,238   179,406,639
NET ASSETS:
Beginning of period......   32,119,198    8,971,993   38,893,028   16,311,392   35,686,083   17,959,231   258,100,867    78,694,228
                          ------------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
     END OF PERIOD....... $ 62,287,001  $32,119,198  $71,323,436  $38,893,028  $50,765,945  $35,686,083  $518,419,105  $258,100,867
                          ------------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
                          ------------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
UNDISTRIBUTED NET
INVESTMENT INCOME........ $    433,907  $   325,346  $   117,451  $    91,307  $    81,278  $   100,389  $    784,586  $    503,590
                          ------------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
                          ------------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
SHARES ISSUED AND
REPURCHASED:
Sold.....................    3,651,731    2,726,316    2,274,595    2,258,138      904,097    1,865,091    11,751,312    10,022,691
Issued in reinvestment of
  dividends and
  distributions..........      366,945      146,667       93,933       66,953       95,848       76,796     1,203,410       254,031
Repurchased..............   (1,079,349)    (639,097)    (598,705)    (721,662)    (551,585)    (638,597)   (2,163,103)     (394,437)
                          ------------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
NET INCREASE
(DECREASE)...............    2,939,327    2,233,886    1,769,823    1,603,429      448,360    1,303,290    10,791,619     9,882,285
                          ------------  -----------  -----------  -----------  -----------  -----------  ------------  ------------
                          ------------  -----------  -----------  -----------  -----------  -----------  ------------  ------------

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
FOR THE YEAR ENDED DECEMBER 31,

                               VALUE-ADDED MARKET                  CORE EQUITY
                         -------------------------------   ----------------------------
                             1997             1996             1997            1996
--------------------------------------------------------   ----------------------------
INCREASE (DECREASE) IN
NET ASSETS:

OPERATIONS:
Net investment
  income...............  $   1,612,380      $    836,850   $      39,493   $     66,185
Net realized gain
  (loss)...............      2,211,559           214,733       1,290,619         92,662
Net change in
  unrealized
  appreciation/
  depreciation.........     20,050,469         6,697,183       4,281,360      1,698,937
                         -------------   ---------------   -------------   ------------
     NET INCREASE
     (DECREASE)........     23,874,408         7,748,766       5,611,472      1,857,784
                         -------------   ---------------   -------------   ------------
DIVIDENDS AND
DISTRIBUTIONS FROM:
Net investment
  income...............     (1,545,598)         (781,217)        (51,873)       (56,282)
Net realized gain......       (214,735)          (24,655)       (131,373)       (26,347)
Paid-in-capital........       --               --               --              --
                         -------------   ---------------   -------------   ------------
     TOTAL.............     (1,760,333)         (805,872)       (183,246)       (82,629)
                         -------------   ---------------   -------------   ------------
TRANSACTIONS IN SHARES
OF BENEFICIAL INTEREST:
Net proceeds from
  sales................     56,658,607        42,917,521      28,816,261     15,980,007
Reinvestment of
  dividends and
  distributions........      1,760,333           805,872         183,246         82,629
Cost of shares
  repurchased..........    (12,733,322)       (1,119,434)    (12,331,431)    (3,579,392)
                         -------------   ---------------   -------------   ------------
     NET INCREASE......     45,685,618        42,603,959      16,668,076     12,483,244
                         -------------   ---------------   -------------   ------------
     TOTAL INCREASE....     67,799,693        49,546,853      22,096,302     14,258,399
NET ASSETS:
Beginning of period....     73,516,480        23,969,627      18,214,811      3,956,412
                         -------------   ---------------   -------------   ------------
     END OF PERIOD.....  $ 141,316,173      $ 73,516,480   $  40,311,113   $ 18,214,811
                         -------------   ---------------   -------------   ------------
                         -------------   ---------------   -------------   ------------
UNDISTRIBUTED NET
INVESTMENT INCOME......  $     169,935      $    103,153        --         $     12,380
                         -------------   ---------------   -------------   ------------
                         -------------   ---------------   -------------   ------------
SHARES ISSUED AND
REPURCHASED:
Sold...................      3,510,750         3,257,040       1,878,945      1,265,283
Issued in reinvestment
  of dividends and
  distributions........        110,135            60,960          12,436          6,625
Repurchased............       (765,113)          (85,436)       (801,820)      (284,554)
                         -------------   ---------------   -------------   ------------
NET INCREASE...........      2,855,772         3,232,564       1,089,561        987,354
                         -------------   ---------------   -------------   ------------
                         -------------   ---------------   -------------   ------------

------------------

 * For the period January 21, 1997 (commencement of operations) through December 31, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,

                                                        MID-CAP
                                AMERICAN VALUE          GROWTH           GLOBAL EQUITY            DEVELOPING GROWTH
                          --------------------------  -----------  -------------------------  --------------------------
                              1997          1996         1997*         1997         1996          1997          1996
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS:

OPERATIONS:
Net investment income.... $    722,602  $    426,571  $   156,690  $    778,723  $   468,960  $    181,401  $     23,712
Net realized gain
  (loss).................   28,077,637     3,030,821      (41,862)      206,968     (692,618)    2,009,657    (1,972,014)
Net change in unrealized
  appreciation/
  depreciation...........   18,351,924     6,446,354    1,546,716     4,447,711    4,065,701     6,889,489     4,927,547
                          ------------  ------------  -----------  ------------  -----------  ------------  ------------
     NET INCREASE
     (DECREASE)..........   47,152,163     9,903,746    1,661,544     5,433,402    3,842,043     9,080,547     2,979,245
                          ------------  ------------  -----------  ------------  -----------  ------------  ------------
DIVIDENDS AND
DISTRIBUTIONS FROM:
Net investment income....     (581,955)     (466,925)    (136,942)     (731,065)    (488,553)     (145,319)      (44,381)
Net realized gain........   (3,287,899)     (368,284)     --           (128,304)     (42,086)      --            (41,144)
Paid-in-capital..........      --            --           --            --           --            --            (12,078)
                          ------------  ------------  -----------  ------------  -----------  ------------  ------------
     TOTAL...............   (3,869,854)     (835,209)    (136,942)     (859,369)    (530,639)     (145,319)      (97,603)
                          ------------  ------------  -----------  ------------  -----------  ------------  ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from
  sales..................   83,771,943    79,809,158   20,630,739    51,953,057   46,445,852    32,654,294    53,395,835
Reinvestment of dividends
  and distributions......    3,869,854       835,209      136,942       859,369      530,639       145,319        97,603
Cost of shares
  repurchased............  (21,814,303)   (7,043,859)  (3,056,248)  (14,403,393)  (8,115,798)  (20,164,427)  (12,666,934)
                          ------------  ------------  -----------  ------------  -----------  ------------  ------------
     NET INCREASE........   65,827,494    73,600,508   17,711,433    38,409,033   38,860,693    12,635,186    40,826,504
                          ------------  ------------  -----------  ------------  -----------  ------------  ------------
     TOTAL INCREASE......  109,109,803    82,669,045   19,236,035    42,983,066   42,172,097    21,570,414    43,708,146
NET ASSETS:
Beginning of period......  120,903,831    38,234,786      --         59,246,400   17,074,303    61,119,998    17,411,852
                          ------------  ------------  -----------  ------------  -----------  ------------  ------------
     END OF PERIOD....... $230,013,634  $120,903,831  $19,236,035  $102,229,466  $59,246,400  $ 82,690,412  $ 61,119,998
                          ------------  ------------  -----------  ------------  -----------  ------------  ------------
                          ------------  ------------  -----------  ------------  -----------  ------------  ------------
UNDISTRIBUTED NET
INVESTMENT INCOME........ $    166,525  $     25,801  $    19,748  $    310,005  $    10,246  $     36,082       --
                          ------------  ------------  -----------  ------------  -----------  ------------  ------------
                          ------------  ------------  -----------  ------------  -----------  ------------  ------------
SHARES ISSUED AND
REPURCHASED:
Sold.....................    4,775,976     5,549,567    1,956,099     4,006,028    4,014,156     1,800,018     3,224,490
Issued in reinvestment of
  dividends and
  distributions..........      238,084        58,182       12,916        66,503       45,738         9,034         6,038
Repurchased..............   (1,234,165)     (494,896)    (281,788)   (1,101,520)    (702,081)   (1,113,498)     (770,797)
                          ------------  ------------  -----------  ------------  -----------  ------------  ------------
NET INCREASE.............    3,779,895     5,112,853    1,687,227     2,971,011    3,357,813       695,554     2,459,731
                          ------------  ------------  -----------  ------------  -----------  ------------  ------------
                          ------------  ------------  -----------  ------------  -----------  ------------  ------------


                              EMERGING MARKETS
                          ------------------------
                             1997         1996
------------------------- ------------------------
INCREASE (DECREASE) IN
NET ASSETS:
OPERATIONS:
Net investment income.... $   120,967  $   162,121
Net realized gain
  (loss).................    (594,755)    (216,419)
Net change in unrealized
  appreciation/
  depreciation...........    (156,630)   1,353,117
                          -----------  -----------
     NET INCREASE
     (DECREASE)..........    (630,418)   1,298,819
                          -----------  -----------
DIVIDENDS AND
DISTRIBUTIONS FROM:
Net investment income....    (113,623)    (149,041)
Net realized gain........     --           --
Paid-in-capital..........     --           --
                          -----------  -----------
     TOTAL...............    (113,623)    (149,041)
                          -----------  -----------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from
  sales..................  13,701,773   13,447,515
Reinvestment of dividends
  and distributions......     113,623      149,041
Cost of shares
  repurchased............  (6,496,911)  (1,598,361)
                          -----------  -----------
     NET INCREASE........   7,318,485   11,998,195
                          -----------  -----------
     TOTAL INCREASE......   6,574,444   13,147,973
NET ASSETS:
Beginning of period......  17,240,191    4,092,218
                          -----------  -----------
     END OF PERIOD....... $23,814,635  $17,240,191
                          -----------  -----------
                          -----------  -----------
UNDISTRIBUTED NET
INVESTMENT INCOME........ $    85,508  $    18,607
                          -----------  -----------
                          -----------  -----------
SHARES ISSUED AND
REPURCHASED:
Sold.....................   1,094,065    1,248,927
Issued in reinvestment of
  dividends and
  distributions..........       8,961       13,861
Repurchased..............    (536,332)    (146,135)
                          -----------  -----------
NET INCREASE.............     566,694    1,116,653
                          -----------  -----------
                          -----------  -----------

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Select Dimensions Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The shares of the Fund will only be sold to Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company for allocation to certain of its separate accounts to fund variable annuity contracts and variable life insurance policies they issue.

The Fund, which consists of 13 separate portfolios ("Portfolios"), was organized on June 2, 1994 as a Massachusetts business trust and commenced operations on November 9, 1994, with the exception of Mid-Cap Growth which commenced operations on January 21, 1997.

The investment objectives of each Portfolio are as follows:


    PORTFOLIO                             INVESTMENT OBJECTIVE
  Money Market     Seeks high current income, preservation of capital and liquidity by investing in short-term money market instruments.
 North American    Seeks to earn a high level of current income while maintaining
   Government      relatively low volatility of principal by primarily investing in
   Securities      investment grade fixed income securities issued or guaranteed by the U.S., Canadian or Mexican governments.
   Diversified     Seeks, as a primary objective, to earn a high level of current
     Income        income and, as a secondary objective, to maximize total return, but only to the extent consistent with its primary objective, by equally allocating its assets among three separate groupings of fixed income securities.
    Balanced       Seeks to achieve high total return through a combination of income and capital appreciation by investing in a diversified portfolio of common stocks and investment grade fixed income securities.
    Utilities      Seeks to provide current income and long-term growth of income and capital by investing in equity and fixed income securities of companies in the public utilities industry.
 Dividend Growth   Seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in common stock of companies with a record of paying dividends and the potential for increasing dividends.
   Value-Added     Seeks to achieve a high level of total return on its assets
     Market        through a combination of capital appreciation and current income by investing, on an equally-weighted basis, in a diversified portfolio of common stocks of the companies which are represented in the Standard & Poor's 500 Composite Stock Price Index.
   Core Equity     Seeks long-term growth of capital by investing primarily in common stocks and securities convertible into common stocks issued by domestic and foreign companies.
 American Value    Seeks long-term capital growth consistent with an effort to reduce volatility by investing principally in common stock of companies in industries which, at the time of the investment, are believed to be undervalued in the marketplace.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

    PORTFOLIO                             INVESTMENT OBJECTIVE
 Mid-Cap Growth    Seeks long-term capital appreciation by investing primarily in equity securities of "mid-cap" companies (that is, companies whose equity market capitalization falls within the range of $250 million to $5 billion).
  Global Equity    Seeks a high level of total return on its assets primarily through long-term capital growth and, to a lesser extent, from income, through investments in all types of common stocks and equivalents
                   (such as convertible securities and warrants), preferred stocks and bonds and other debt obligations of domestic and foreign companies and governments and international organizations.
Developing Growth  Seeks long-term capital growth by investing primarily in common stocks of smaller and medium-sized companies that, in the opinion of the Investment Manager, have the potential for growing more rapidly than the economy and which may benefit from new products or services, technological developments or changes in management.
Emerging Markets   Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging market countries. The
                   Portfolio may invest up to 35% of its total assets in high risk fixed income securities that are rated below investment grade or are unrated.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: Securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager"), or (in the case of the North American Government Securities, Balanced, Core Equity and Emerging Markets Portfolios) by TCW Funds Management Inc. (the "Sub-Adviser"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain of the securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Money Market Portfolio amortizes premiums and accretes discounts over the life of the respective securities; gains and losses realized upon the sale of securities are based on amortized cost. For all other Portfolios, discounts are accreted over the life of the respective securities.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Portfolios may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

foreign exchange transactions. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of approximately $96,000 ($8,000 for each respective Portfolio) which have been reimbursed for the full amount thereof, exclusive of amounts waived of approximately $22,000 ($1,833 for each respective Portfolio, excluding Mid-Cap Growth). Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

H. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolio's net assets determined at the close of each business day:

                                          ANNUAL                                             ANNUAL
PORTFOLIO                                  RATE    PORTFOLIO                                  RATE
----------------------------------------  ------   ----------------------------------------  ------
Money Market............................  0.50 %   Core Equity ............................  0.85 %
North American Government Securities....  0.65     American Value .........................  0.625
Diversified Income......................  0.40     Mid-Cap Growth .........................  0.75
Balanced................................  0.75     Global Equity ..........................  1.00
Utilities...............................  0.65     Developing Growth ......................  0.50
Dividend Growth.........................  0.625    Emerging Markets .......................  1.25
Value-Added Market......................  0.50

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under a Sub-Advisory Agreement between the Sub-Adviser and the Investment Manager, the Sub-Adviser provides the North American Government Securities, Balanced, Core Equity and Emerging Markets Portfolios with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Adviser monthly compensation equal to 40% of its monthly compensation.

The Investment Manager has undertaken to reimburse all operating expenses and waive the compensation provided for in its Investment Management Agreement with Mid-Cap Growth until such time as the Portfolio has $50 million of net assets or July 31, 1998, whichever comes first. At December 31, 1997, included in the Statements of Assets and Liabilities is a receivable from an affiliate of $13,966, which represents expense reimbursements due to the Portfolio.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/maturities of portfolio securities, excluding short-term investments (except for the Money Market Portfolio), for the period ended December 31, 1997 were as follows:

                                              U.S. GOVERNMENT SECURITIES                    OTHER
                                            -------------------------------    --------------------------------
                                             PURCHASES     SALES/MATURITIES     PURCHASES      SALES/MATURITIES
                                            -----------    ----------------    ------------    ----------------
Money Market............................    $29,904,557    $    35,057,721     $597,381,525    $   600,998,450
North American Government Securities....      1,867,675          1,039,739          --               --
Diversified Income......................     38,519,168         13,330,987       41,490,988         33,363,192
Balanced................................     20,508,113         14,842,556       40,076,236         19,280,774
Utilities...............................        --               --              16,421,721         12,875,246
Dividend Growth.........................        --               --             284,258,051        101,093,886
Value-Added Market......................        118,023             11,319       50,264,069          8,142,553
Core Equity.............................        --               --              31,560,006         15,774,045
American Value..........................     21,068,109          5,349,731      461,485,447        418,843,643
Mid-Cap Growth..........................        --               --              22,731,980          8,126,143
Global Equity...........................        369,525             15,479      109,308,318         65,101,923
Developing Growth.......................        --               --             101,532,398         92,308,934
Emerging Markets........................        --               --              24,090,778         19,226,486

Included in the aforementioned sales of portfolio securities of Value-Added Market are sales of Morgan Stanley, Dean Witter, Discover & Co., an affiliate of the Investment Manager, effective May 31, 1997, of $123,681, as well as a realized gain of $39,336.

Included in the aforementioned purchases of portfolio securities of Value-Added Market are purchases of Hartford Financial Services Group, Inc., the parent company of Hartford Life and ITT Hartford Life and Annuity Insurance Company, affiliates of the Fund, in the amount of $76,240.

For the period ended December 31, 1997, the following Portfolios incurred brokerage commissions with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager, for executed portfolio transactions:

                             DIVIDEND       CORE      AMERICAN      MID-CAP      GLOBAL       DEVELOPING
  BALANCED     UTILITIES      GROWTH       EQUITY       VALUE       GROWTH       EQUITY         GROWTH
------------  -----------  -------------  ---------  -----------  -----------  -----------  --------------
 $    4,707   $    15,600  $     148,680  $   3,655   $  73,465    $   9,511   $    38,917   $     27,638
     ------   -----------  -------------  ---------  -----------  -----------  -----------        -------
     ------   -----------  -------------  ---------  -----------  -----------  -----------        -------

For the period May 31, 1997 through December 31, 1997, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager since May 31, 1997, for executed portfolio transactions:

                DIVIDEND                  AMERICAN      MID-CAP     GLOBAL      DEVELOPING      EMERGING
  BALANCED       GROWTH     CORE EQUITY     VALUE       GROWTH      EQUITY        GROWTH        MARKETS
-------------  -----------  -----------  -----------  -----------  ---------  --------------  ------------
  $     165    $    11,150   $     135    $  27,095    $     850   $   3,141    $    2,758     $    3,274
      -----    -----------       -----   -----------       -----   ---------        ------         ------
      -----    -----------       -----   -----------       -----   ---------        ------         ------

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

Included at December 31, 1997 in the payable for investments purchased and receivable for investments sold were $247,974 and $244,924, respectively, for Mid-Cap Growth and $442,396 and $54,508, respectively, for American Value for unsettled trades with DWR.

Included at December 31, 1997 in the payable for investments purchased was $40,160 for Developing Growth, and $362,055 for American Value, for unsettled trades with Morgan Stanley & Co., Inc. Included in the receivable for investments sold was $440,616 for American Value, for unsettled trades with Morgan Stanley & Co., Inc.

Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent.

4. FEDERAL INCOME TAX STATUS

At December 31, 1997 North American Government Securities had a net capital loss carryover of approximately $10,000 which may be used to offset future capital gains to the extent provided by regulations which is available through December 31 of the following years:

  2003       2004       2005
---------  ---------  ---------
$   1,000  $   7,000  $   2,000

During the year ended December 31, 1997, the following Portfolios utilized approximate net capital loss carryovers: Developing Growth -- $1,121,000 and Emerging Markets -- $87,000.

Net capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. The following Portfolios incurred and will elect to defer post-October losses during fiscal 1997: Diversified income -- $454,000; Mid Cap Growth -- $263,000; Global Equity -- $1,317,000; Emerging
Markets -- $975,000.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

At December 31, 1997, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

                                              TEMPORARY DIFFERENCES      PERMANENT DIFFERENCES
                                          -----------------------------  ----------------------
                                          POST-OCTOBER  LOSS DEFERRALS      FOREIGN CURRENCY
                                             LOSSES     FROM WASH SALES       GAINS/LOSSES
                                          ------------  ---------------  ----------------------
Diversified Income......................         -                                    -
Balanced................................                         -
Dividend Growth.........................                         -
Value Added.............................                         -
Core Equity.............................                         -
American Value..........................                         -                    -
Mid Cap Growth..........................         -               -
Global Equity...........................         -               -                    -
Developing Growth.......................                         -
Emerging Markets........................         -               -                    -

Additionally, Diversified Income had temporary differences attributable to the mark-to-market of open forward foreign currency exchange contracts and compensated forward foreign currency exchange contracts. Global Equity and Emerging Markets had permanent differences attributable to tax adjustments on passive foreign investment companies sold by the Portfolios.

To reflect reclassifications arising from the permanent differences, the following accounts were (charged) credited.

                                          ACCUMULATED UNDISTRIBUTED
                                            NET INVESTMENT INCOME     ACCUMULATED UNDISTRIBUTED
                                                   (LOSS)             NET REALIZED GAIN (LOSS)
                                          -------------------------   -------------------------
Diversified Income......................          $(12,756)                   $  12,756
American Value..........................                77                          (77)
Global Equity...........................           252,101                     (252,101)
Emerging Markets........................            59,557                      (59,557)

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Some of the Portfolios may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

At December 31, 1997, Emerging Markets had outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions and Diversified Income and Emerging Markets had outstanding forward contracts used to manage foreign currency exposure.

At December 31, 1997, Diversified Income's and Emerging Markets' cash balances consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., each Portfolio's custodian.

6. OTHER

On November 6, 1997, the Board of Trustees approved the selection of Morgan Stanley Asset Management Inc. ("MSAM"), an affiliate of the Investment Manager, to act as sub-adviser to Core Equity. In connection therewith, the Board of Trustees also agreed that upon approval and execution of a new Sub-Advisory Agreement, the Investment Management Agreement be amended to reduce the overall investment management fee from an annual rate of 0.85% of Core Equity's daily net assets to 0.80% of daily net assets. The new Sub-Advisory Agreement is subject to shareholder approval at a meeting to be held on February 26, 1998.

On November 6, 1997, the Board of Trustees approved a proposal by the Investment Manager of Balanced to assume the duties previously performed by the Sub-Adviser. In connection therewith, the Investment Manager also proposed that the investment management fee be reduced from 0.75% of the daily net assets of Balanced to 0.60% of daily net assets. The Board of Trustees also approved, subject to shareholder approval at a meeting to be held on February 26, 1998, a change in the investment objective of Balanced from its current investment objective of high total return through a combination of income and capital appreciation, to an investment objective of capital growth with reasonable current income.

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                               NET ASSET
                                 VALUE       NET       NET REALIZED   TOTAL FROM                  DISTRIBUTIONS  TOTAL DIVIDENDS
                               BEGINNING  INVESTMENT  AND UNREALIZED  INVESTMENT   DIVIDENDS TO        TO              AND
    YEAR ENDED DECEMBER 31     OF PERIOD    INCOME     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS   SHAREHOLDERS    DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
1994 (a)                       $    1.00    $ 0.01        --            $ 0.01        $(0.01)        --             $(0.01)
1995                                1.00      0.06        --              0.06         (0.06)        --              (0.06)
1996                                1.00      0.05        --              0.05         (0.05)        --              (0.05)
1997                                1.00      0.05        --              0.05         (0.05)        --              (0.05)
NORTH AMERICAN GOVERNMENT SECURITIES
1994 (a)                           10.00      0.06        --              0.06         (0.02)        --              (0.02)
1995                               10.04      0.53        $ 0.11          0.64         (0.50)        --              (0.50)
1996                               10.18      0.52         (0.09)         0.43         (0.52)        --              (0.52)
1997                               10.09      0.48          0.09          0.57         (0.49)        --              (0.49)
DIVERSIFIED INCOME
1994 (a)                           10.00      0.08        --              0.08         (0.03)        --              (0.03)
1995                               10.05      0.57          0.11          0.68         (0.51)        --              (0.51)
1996                               10.22      0.80          0.13          0.93         (0.82)        $(0.01)         (0.83)
1997                               10.32      0.80          0.02          0.82         (0.83)         (0.02)         (0.85)
BALANCED
1994 (a)                           10.00      0.08         (0.02)         0.06         (0.02)        --              (0.02)
1995                               10.04      0.40          1.85          2.25         (0.40)        --              (0.40)
1996                               11.89      0.33          1.25          1.58         (0.33)         (0.07)         (0.40)
1997                               13.07      0.29          2.01          2.30         (0.30)         (0.04)         (0.34)
UTILITIES
1994 (a)                           10.00      0.07        --              0.07         (0.03)        --              (0.03)
1995                               10.04      0.45          2.30          2.75         (0.44)        --              (0.44)
1996                               12.35      0.43          0.60          1.03         (0.43)         (0.01)         (0.44)
1997                               12.94      0.39          2.96          3.35         (0.40)         (0.05)         (0.45)
DIVIDEND GROWTH
1994 (a)                           10.00      0.08         (0.09)        (0.01)        (0.02)        --              (0.02)
1995                                9.97      0.36          3.57          3.93         (0.36)        --              (0.36)
1996                               13.54      0.34          2.94          3.28         (0.35)         (0.02)         (0.37)
1997                               16.45      0.38          3.80          4.18         (0.38)         (0.68)         (1.06)
VALUE-ADDED MARKET
1994 (a)                           10.00      0.06         (0.14)        (0.08)        (0.02)        --              (0.02)
1995                                9.90      0.31          2.34          2.65         (0.31)        --              (0.31)
1996                               12.24      0.23          1.93          2.16         (0.23)         (0.01)         (0.24)
1997                               14.16      0.23          3.43          3.66         (0.23)         (0.03)         (0.26)
CORE EQUITY
1994 (a)                           10.00      0.07        --              0.07         (0.02)        --              (0.02)
1995                               10.05      0.26          1.05          1.31         (0.29)        --              (0.29)
1996                               11.07      0.08          2.52          2.60         (0.08)         (0.04)         (0.12)
1997                               13.55      0.09          3.09          3.18         (0.10)         (0.07)         (0.17)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                  RATIOS TO AVERAGE NET
                                                                                          ASSETS
                                                       RATIOS TO AVERAGE NET         (AFTER EXPENSES
                                                              ASSETS                       WERE
                                                       (BEFORE EXPENSES WERE             ASSUMED)
                                        NET ASSETS           ASSUMED)            ------------------------
                NET ASSET    TOTAL        END OF     -------------------------                   NET        PORTFOLIO     AVERAGE
  YEAR ENDED    VALUE END  INVESTMENT     PERIOD                NET INVESTMENT               INVESTMENT     TURNOVER    COMMISSION
  DECEMBER 31   OF PERIOD   RETURN+      (000'S)     EXPENSES   INCOME (LOSS)    EXPENSES      INCOME         RATE       RATE PAID
-----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
1994 (a)         $  1.00      0.76%(1)   $ 1,234      2.50%*(2)        3.33%*(2)  --             5.83%(2)      N/A          N/A
1995                1.00      6.10        42,089      0.81             5.11       --             5.92          N/A          N/A
1996                1.00      5.07        87,002      0.59             4.94       0.57%          4.96          N/A          N/A
1997                1.00      5.21        84,045      0.55             5.08       0.55           5.08          N/A          N/A
NORTH AMERICAN
GOVERNMENT
SECURITIES
1994 (a)           10.04      0.61(1)        122      2.50*(2)         1.78*(2)   --             4.28(2)      --            N/A
1995               10.18      6.40         1,288      2.50*            3.24*      --             5.74           18%         N/A
1996               10.09      4.35         4,172      1.45             4.55       0.50           5.50           48          N/A
1997               10.17      5.91         5,091      1.26             4.75       1.26           4.75           27          N/A
DIVERSIFIED
INCOME
1994 (a)           10.05      0.76(1)        402      2.50*(2)         3.08*(2)   --             5.58(2)      --            N/A
1995               10.22      6.96         8,972      1.33             5.95       --             7.28           33          N/A
1996               10.32      9.54        32,119      0.71             8.26       0.50           8.47           69          N/A
1997               10.29      8.32        62,287      0.55             8.09       0.55           8.09          110          N/A
BALANCED
1994 (a)           10.04      0.60(1)        796      2.50*(2)         2.90*(2)   --             5.40(2)      --           --
1995               11.89     22.86        16,311      1.39             2.45       --             3.84           99         --
1996               13.07     13.54        38,893      0.90             2.35       0.50           2.75           88      $ 0.0580
1997               15.03     17.87        71,323      0.86             2.13       0.86           2.13           64        0.0581
UTILITIES
1994 (a)           10.04      0.65(1)        498      2.50*(2)         2.79*(2)   --             5.29(2)      --           --
1995               12.35     28.05        17,959      1.43             3.01       --             4.44            3         --
1996               12.94      8.48        35,686      0.80             3.16       0.50           3.46           15        0.0500
1997               15.84     26.45        50,766      0.76             2.83       0.76           2.83           34        0.0520
DIVIDEND GROWTH
1994 (a)            9.97     (0.05) (1)    1,378      2.50*(2)         3.28*(2)   --             5.78(2)      --           --
1995               13.54     40.13        78,694      0.83             2.80       --             3.63            4         --
1996               16.45     24.49       258,101      0.67             2.44       0.67           2.44           39        0.0518
1997               19.57     26.12       518,419      0.65             2.11       0.65           2.11           26        0.0545
VALUE-ADDED
MARKET
1994 (a)            9.90     (0.76) (1)      349      2.50*(2)         1.25*(2)   --             3.75(2)      --           --
1995               12.24     27.14        23,970      1.46             1.64       --             3.10            4         --
1996               14.16     17.78        73,516      0.64             1.69       0.56           1.77            4        0.0300
1997               17.56     26.12       141,316      0.58             1.49       0.58           1.49            8        0.0300
CORE EQUITY
1994 (a)           10.05      0.67(1)        316      2.50*(2)         2.32*(2)   --             4.82(2)      --           --
1995               11.07     13.29         3,956      2.50*           (0.64) *    --             1.86           39         --
1996               13.55     23.56        18,215      1.22            (0.03)      0.50           0.69           47        0.0573
1997               16.56     23.07        40,311      1.01             0.13       1.01           0.13           55        0.0585

---------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                               NET ASSET
                                 VALUE       NET       NET REALIZED   TOTAL FROM                  DISTRIBUTIONS  TOTAL DIVIDENDS
                               BEGINNING  INVESTMENT  AND UNREALIZED  INVESTMENT   DIVIDENDS TO        TO              AND
    YEAR ENDED DECEMBER 31     OF PERIOD    INCOME     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS   SHAREHOLDERS    DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
AMERICAN VALUE
1994 (a)                       $   10.00    $ 0.06        $ 0.01        $ 0.07        $(0.02)        --             $(0.02)
1995                               10.05      0.21          3.66          3.87         (0.21)        --              (0.21)
1996                               13.71      0.08          1.68          1.76         (0.10)        $(0.07)         (0.17)
1997                               15.30      0.07          4.73          4.80         (0.06)         (0.35)         (0.41)
MID-CAP GROWTH
1997 (b)                           10.00      0.18          1.39          1.57         (0.17)        --              (0.17)
GLOBAL EQUITY
1994 (a)                           10.00      0.07         (0.10)        (0.03)        (0.03)        --              (0.03)
1995                                9.94      0.29          1.05          1.34         (0.29)        --              (0.29)
1996                               10.99      0.15          1.10          1.25         (0.17)         (0.01)         (0.18)
1997                               12.06      0.12          0.92          1.04         (0.11)         (0.02)         (0.13)
DEVELOPING GROWTH
1994 (a)                           10.00      0.08          0.08          0.16         (0.03)        --              (0.03)
1995                               10.13      0.24          4.88          5.12         (0.25)        --              (0.25)
1996                               15.00      0.02          1.92          1.94         (0.04)++       (0.02)         (0.06)
1997                               16.88      0.05          2.27          2.32         (0.04)        --              (0.04)
EMERGING MARKETS
1994 (a)                           10.00      0.06        --              0.06         (0.02)        --              (0.02)
1995                               10.04      0.29         (0.33)        (0.04)        (0.31)        --              (0.31)
1996                                9.69      0.16          1.51          1.67         (0.16)        --              (0.16)
1997                               11.20      0.06          0.11          0.17         (0.06)        --              (0.06)

---------------------
   (a)     For the period November 9, 1994 (commencement of operations) through December 31, 1994.
   (b)     For the period January 21, 1997 (commencement of operations) through December 31, 1997.
    +      Calculated based on the net asset value as of the last business day of the period.
   ++      Includes distributions from paid-in-capital of $0.01.
    *      After application of the Fund's expense limitation.
   (1)     Not annualized.
   (2)     Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                  RATIOS TO AVERAGE NET
                                                                                          ASSETS
                                                       RATIOS TO AVERAGE NET         (AFTER EXPENSES
                                                              ASSETS                       WERE
                                                       (BEFORE EXPENSES WERE             ASSUMED)
                                        NET ASSETS           ASSUMED)            ------------------------
                NET ASSET    TOTAL        END OF     -------------------------                   NET        PORTFOLIO     AVERAGE
  YEAR ENDED    VALUE END  INVESTMENT     PERIOD                NET INVESTMENT               INVESTMENT     TURNOVER    COMMISSION
  DECEMBER 31   OF PERIOD   RETURN+      (000'S)     EXPENSES   INCOME (LOSS)    EXPENSES      INCOME         RATE       RATE PAID
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN VALUE
1994 (a)         $ 10.05      0.69%(1)   $   823      2.50*%(2)        1.60*%(2)  --             4.10%(2)       10%(1)     --
1995               13.71     38.95        38,235      0.96             1.11       --             2.07          174         --
1996               15.30     12.95       120,904      0.71             0.52       0.69%          0.54          232      $ 0.0557
1997               19.69     31.93       230,014      0.68             0.42       0.68           0.42          262        0.0566
MID-CAP GROWTH
1997 (b)           11.40     15.84(1)     19,236      1.12(2)          0.65(2)    --             1.77(2)       104(1)     0.0546
GLOBAL EQUITY
1994 (a)            9.94     (0.30) (1)    1,194      2.50* (2)        2.20* (2)  --             4.70(2)      --           --
1995               10.99     13.76        17,074      1.69             1.09       --             2.78           74         --
1996               12.06     11.43        59,246      1.25             0.69       0.72           1.22           62        0.0451
1997               12.97      8.66       102,229      1.13             0.91       1.13           0.91           87        0.0283
DEVELOPING
GROWTH
1994 (a)           10.13      1.58(1)        380      2.50* (2)        2.31* (2)  --             4.81(2)         3(1)      --
1995               15.00     51.26        17,412      1.24             0.86       --             2.10           80         --
1996               16.88     12.95        61,120      0.68            (0.04)      0.58           0.06          146        0.0537
1997               19.16     13.77        82,690      0.60             0.26       0.60           0.26          149        0.0555
EMERGING
MARKETS
1994 (a)           10.04      0.57(1)        448      2.50* (2)        2.22* (2)  --             4.72(2)      --           --
1995                9.69     (0.57)        4,092      2.50*            0.18*      --             2.68           36         --
1996               11.20     17.69        17,240      2.02            (0.10)      0.50           1.42           46        0.0022
1997               11.31      1.27        23,815      1.71             0.49       1.71           0.49           91        0.0007

---------------------
   (a)     For the period November 9, 1994 (commencement of operations) through December 31, 1994.
   (b)     For the period January 21, 1997 (commencement of operations) through December 31, 1997.
    +      Calculated based on the net asset value as of the last business day of the period.
   ++      Includes distributions from paid-in-capital of $0.01.
    *      After application of the Fund's expense limitation.
   (1)     Not annualized.
   (2)     Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio, North American Government Securities Portfolio, Diversified Income Portfolio, Balanced Portfolio, Utilities Portfolio, Dividend Growth Portfolio, Value-Added Market Portfolio, Core Equity Portfolio, American Value Portfolio, Mid-Cap Growth Portfolio, Global Equity Portfolio, Developing Growth Portfolio and Emerging Markets Portfolio (constituting Dean Witter Select Dimensions Investment Series, hereafter referred to as the "Fund") at December 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period November 9, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
FEBRUARY 10, 1998

                                    Trustees
          ------------------------------------------------------------

              Michael Bozic                   Dr. Manuel H. Johnson
              Charles A. Fiumefreddo              Michael E. Nugent
              Edwin J. Garn                       Philip J. Purcell
              John R. Haire                       John L. Schroeder
              Wayne E. Hedien

                                    Officers
          ------------------------------------------------------------
                             Charles A. Fiumefreddo
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                   Barry Fink
                 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

                                Thomas F. Caloia
                                   TREASURER

                     Transfer Agent                                       Independent Accountants
    ------------------------------------------------          ------------------------------------------------
                 Dean Witter Trust FSB                                      Price Waterhouse LLP
         Harborside Financial Center--Plaza Two                         1177 Avenue of the Americas
             Jersey City, New Jersey 07311                                New York, New York 10036

                               Investment Manager
          ------------------------------------------------------------
                         Dean Witter InterCapital Inc.
                             Two World Trade Center
                            New York, New York 10048

                                  Sub-Adviser
                     North American Government Securities,
             Balanced, Core Equity and Emerging Markets Portfolios
      -------------------------------------------------------------------
                           TCW Funds Management, Inc.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Hartford Life
Individual Annuity Services
P.O. Box 5085
Hartford, CT  06102-5085


#40474

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Dean Witter
Select Dimensions Investment Series

Annual Report
December 31, 1997

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